As filed with the Securities and Exchange Commission on October 15, 2010

1933 Act File no. 333-167730

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

Post-Effective Amendment No.

CORPORATE CAPITAL TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

450 S. Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices)

(866) 745-3797

(Registrant’s Telephone Number, including Area Code)

Andrew A. Hyltin

Chief Executive Officer

CORPORATE CAPITAL TRUST, INC.

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

Telephone: (866) 745-3797

(Name and Address of Agent for Service of Process)

Copies To:

Thomas J. Friedmann, Esq.	Richard E. Baltz, Esq.	Peter E. Reinert, Esq.
Richard Horowitz, Esq.	Darren C. Skinner, Esq.	Lowndes, Drosdick, Doster,
Kenneth E. Young, Esq.	Arnold & Porter LLP	Kantor & Reed, P.A.
Dechert LLP	555 Twelfth Street, N.W.	215 North Eola Drive
1095 Avenue of the Americas	Washington, D.C. 20004-1206	Orlando, Florida 32789
New York, NY 10036	Telephone: (202) 942-5000	Telephone: (407) 843-4600
Telephone: (212) 698-3500

APPROXIMATE DATE OF PROPOSED OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box  ☒

It is proposed that this filing will become effective (check appropriate box)

☒  when declared effective pursuant to section 8(c)

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 15, 2010

CORPORATE CAPITAL TRUST, INC.

A Business Development Company

Minimum Offering of 200,000 Shares of Common Stock

Maximum Offering of 150,000,000 Shares of Common Stock

We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. We also intend to elect to be treated for federal income tax purposes, and intend to qualify annually hereafter, as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Our investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. Most loans in which we invest will not be rated by any rating agency. If they were rated, they could be rated as below investment grade. Non-investment grade indebtedness may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal. We are managed by CNL Fund Advisors Company and KKR Asset Management LLC, both of which are registered as investment advisers with the Securities and Exchange Commission, or the SEC.

We are offering on a best efforts, continuous basis up to 150,000,000 shares of common stock at an initial offering price of $10.00 per share. This is our initial public offering and there has been no public market for, or historical valuation of, our shares. We will solicit subscriptions until, but will not sell any shares unless, we raise gross offering proceeds of $2 million within one year after the date of this prospectus. This is referred to as our minimum offering requirement. All subscription payments will be held in an escrow account for our subscribers’ benefit pending release to us after we satisfy the minimum offering requirement. If we do not satisfy the minimum offering requirement by one year after the date of this prospectus, we will promptly return all funds in the escrow account with any interest, and we will stop offering shares. See “Plan of Distribution.”

If our net asset value increases above our net proceeds per share as stated in this prospectus, we will sell our shares at a higher price as necessary to ensure that shares are not sold at a net price, after deduction of selling commissions and marketing support fees, that is below our net asset value per share. Subscriptions for this offering will be for a specific dollar amount rather than a specified quantity of shares, which may result in subscribers receiving fractional shares rather than full share amounts. We intend to file post-effective amendments to our registration statement that will allow us to continue this offering for at least two years. We reserve the right to change our investment and operating policies without shareholder approval, except to the extent such approval is required by the Investment Company Act of 1940, as amended.

We do not intend to list the shares on an exchange during the offering period, and we do not expect a secondary market in the shares to develop in the near future. You should not expect to be able to resell your shares regardless of how we perform. If you are able to sell your shares, you may receive less than your purchase price. Our board of directors may implement a share repurchase program, but only a limited number of shares will be eligible for repurchase by us. See “Company Profile – Shareholder Liquidity Strategy” beginning on page [    ].

Depending upon the terms and pricing of any additional offerings and the value of our investments, you may experience dilution in the book value and fair value of your shares. See “Risk Factors – Risks related to an investment in our common stock – A shareholder’s interest in us will be diluted if we issue additional shares” on page [    ] for more information.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. A statement of additional information, dated the same date as this prospectus and containing additional information about us, has been filed with the SEC. The statement of additional information is incorporated in its entirety into this prospectus by reference and its table of contents appears below on page 65. We will also be filing with the SEC annual, quarterly, and current reports, proxy statements, and other information regarding us. You may obtain a copy of any of these filings free of charge, or request other information about us, by contacting us by mail at 450 S. Orange Ave., Orlando, FL 32801, or by telephone at (866) 650-XXXX. These documents are also available without charge at our website at www.corporatecapitaltrust.com. The SEC maintains a web site (www.sec.gov) that contains the statement of additional information and other information regarding us.

Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 11 to read about the risks you should consider before buying shares of our common stock.

Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Minimum Offering Requirement(1)	Maximum Offering Amount(2)(3)
Price to public (initial offering price)(4)	$10.00	$2,000,000	$1,500,000,000
Sales load(5)	$1.00	$200,000	$150,000,000
Net proceeds to us (before expenses)(6)	$9.00	$1,800,000	$1,350,000,000

(1)	All subscription payments will be held in an escrow account for our subscribers’ benefit pending release to us after we satisfy the minimum offering requirement. If we do not satisfy the minimum offering requirement by one year after the initial effective date of this offering, we will promptly return all funds in the escrow account with any interest, and we will stop offering shares. See “Plan of Distribution.”
(2)	Assumes all shares are sold at the initial offering price per share.
(3)	The offering of shares of our common stock will terminate on or before [ ], 2012, which is two years after the initial effective date of this offering, unless we elect to extend it to a date no later than [ ], 2013.
(4)	Your initial subscription amount must be at least $5,000 (or $4,000 for tax-exempt plans).
(5)	The sales load includes sales commissions, which are up to $0.70 per share, and the marketing support fee, which is up to $0.30 per share. The “marketing support fee” refers to the portion of the sales load available to participating broker-dealers for assistance in selling and marketing our shares. Under certain circumstances as described in this prospectus, the marketing support fee may be reduced or eliminated in connection with certain purchases. See “Plan of Distribution.”
(6)	In addition to the sales load, we estimate that we will incur in connection with this offering approximately $100,000 of expenses (approximately 5% of the gross proceeds, assuming gross proceeds of $2 million sold at $10.00 per share) if the minimum number of common shares is sold, and approximately $22.5 million of expenses (approximately 1.5% of the gross proceeds) if the maximum number of common shares is sold at $10.00 per share.

An investment in our shares is NOT a bank deposit and is NOT insured by the Federal Deposit Insurance Corporation or any other government agency.

The date of this prospectus is             , 2010.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement we have filed with the SEC, in connection with a continuous offering process to raise capital for us. As we make material investments or have other material developments, we will periodically provide a prospectus supplement or may amend this prospectus to add, update or change information contained in this prospectus. We will seek to avoid interruptions in the continuous offering of our common stock, but may, to the extent permitted under the rules and regulations of the SEC, file an amendment to the registration statement with the SEC if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus. However, there can be no assurance that our continuous offering will not be interrupted during the SEC’s review of any such amendment, until the SEC declares it effective.

You should rely only on the information contained in this prospectus. Our Managing Dealer is CNL Securities Corp., which we refer to in this prospectus as our Managing Dealer. Neither we nor our Managing Dealer has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. If there is a material change in our affairs, we will amend or supplement this prospectus.

Any statement that we make in this prospectus may be modified or superseded by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Additional Information.”

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully including the section entitled “Risk Factors,” before making a decision to invest in our common stock. Unless otherwise noted, the terms “we,” “us,” “our,” “Company” and “Corporate Capital Trust” refer to Corporate Capital Trust, Inc. We refer to CNL Financial Group, Inc. as “CNL Financial Group” and to CNL Fund Advisors Company as “CNL.” We refer to KKR & Co. L.P. as “KKR & Co.” and to KKR Asset Management LLC as “KKR.” CNL and KKR serve as our investment advisors and are collectively referred to as our “Advisors.”

Our Company

We are a non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. Formed as a Maryland corporation on June 9, 2010, we are externally managed by CNL and KKR, which are collectively responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Both of our Advisors are registered as investment advisers with the SEC. We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or a RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

Our investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. We anticipate that a substantial portion of our portfolio will consist of senior and subordinated debt, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. We may separately purchase common or preferred equity interests in transactions. Our portfolio is expected to include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments.

We will seek to build on the strong investment expertise and sourcing networks of our Advisors and adhere to an investment approach that emphasizes strong fundamental credit analysis and rigorous portfolio monitoring. We intend to be disciplined in selecting investments and focus on opportunities that we perceive offer favorable risk/reward characteristics and relative value. We believe the market for lending is currently underserved and characterized by significant demand for capital and comparatively limited available funding, and that we will therefore have considerable opportunities as a provider of capital to achieve attractive pricing and terms on our investments. We are raising funds with the goal of serving our target market and capitalizing on what we believe is a compelling and sustained market opportunity. See “Company Profile” beginning on page [    ].

Our Advisors

Our investment advisers are CNL, which is responsible for the overall management of our activities, and KKR, which is responsible for the day-to-day management of our investment portfolio. CNL provides its investment advisory services under an investment advisory agreement with us, or the Investment Advisory Agreement, and its administrative services under an administrative services agreement with us, or the Administrative Services Agreement. KKR provides its services under a sub-advisory agreement with CNL, or the Sub-Advisory Agreement. See “Advisory Agreements and Fees” beginning on page [    ].

Our investment process is a collaborative effort between CNL and KKR and benefits from the combined business and specific industry knowledge, transaction expertise and deal-sourcing capabilities they bring. To facilitate communication and coordination, our Advisors will hold regular meetings to plan and discuss our investment strategy, potential investment opportunities, current market developments and investment goals. We believe their joint involvement in our business will provide us with substantial market insight and valuable access to investment opportunities.

About CNL

CNL is a subsidiary of CNL Financial Group, a leading private investment management firm providing global real estate and alternative investment opportunities. Since inception in 1973, CNL Financial Group or its affiliates have formed or acquired companies with more than $24 billion in assets. Over its history, CNL Financial Group has developed a contrarian investment philosophy that invests through various market cycles in a broad range of industries, asset classes and geographies. Its sponsorship and management of a wide range of investment programs has fostered extensive experience investing in and lending to companies operating in the retail, restaurant, health care, hotel, leisure and recreation industries.

        CNL Financial Group has developed an investment philosophy that seeks to protect the downside, values quality over quantity and focuses on underserved, undercapitalized markets. By championing a long-term perspective that focuses on building partnerships that extend beyond one transaction, CNL has developed a broad network of business relationships which we will have access to and directly benefit from. CNL strives to create enduring value by applying its TIC Principle™, which focuses on investing in the right Talent to work on the right Ideas with the Capital they need to succeed. Based in Orlando, Florida, CNL Financial Group is indirectly owned and controlled by James M. Seneff, Jr.

About KKR

KKR is a subsidiary of KKR & Co., a leading alternative asset manager with $54.4 billion in assets under management as of June 30, 2010 and a history of leadership, innovation and investment excellence. Founded in 1976, KKR & Co. is a global firm with 14 offices and over 600 people, including 184 investment professionals as of June 30, 2010. It operates an integrated global platform for sourcing and executing investments across multiple industries, asset classes and geographies, and its executives are incentivized to think of KKR & Co. as “one firm” and to promote the success of all of its endeavors, including ours. Since its inception, KKR & Co. has completed more than 175 private equity transactions with a total transaction value of over $430 billion. As of June 30, 2010, it had $13.4 billion of corporate credit assets under management.

KKR & Co. operates with a single culture that rewards investment discipline, creativity, determination and patience and the sharing of information, resources, expertise and best practices across offices and asset classes, subject to well-defined information sharing policies and procedures. Because it believes that deep industry knowledge is integral to sourcing deals, working with portfolio companies and creating value for investors, its investment professionals are organized in industry-specific teams that focus on nine core industries that require specialized knowledge and experience. These teams conduct their own primary research, develop views on industry themes and trends and proactively work to identify companies in which to invest, often on an exclusive basis. We believe this industry approach allows investment teams to become experts within their sectors and build strong relationships with companies needing capital, while covering the full corporate credit space. The industry-specific teams are as follows:

•	Consumer Products	•	Media and Communications	•	Hospitality & Real Estate
•	Health Care	•	Retail	•	Energy and Natural Resources
•	Industrial	•	Technology	•	Financial Services

See “Company Profile – Our Advisors” beginning on page [    ].

Market Opportunity

We intend to pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. We believe that the size of the market and these companies’ demand for flexible sources of capital create an attractive investment environment for a number of reasons, including the following:

•

Current Economic Uncertainty. Although financial conditions appear to have improved since March 2009, significant economic uncertainty remains. Because of this uncertainty, interest rate spreads remain at historically high levels as investors demand more compensation for taking credit risk, particularly in the corporate debt markets. Given these market conditions, it is our view that senior and subordinated debt transactions represent attractive investment opportunities.

•

General Reduction in Supply of Corporate Debt. The credit crisis that began in 2007 and other more recent market events have significantly impacted traditional sources of credit, reducing their ability to provide financing. We believe that the ongoing disruption in the credit markets has created an environment where liquidity and capital resources are increasingly scarce while the financing requirements of companies remain high.

•

Large Amount of Corporate Debt Coming Due. We believe that up to $1 trillion of debt used to finance leveraged buyouts from 2005 to 2008 will need to be refinanced over the next five years as existing debt facilities mature. We believe that the need for refinancing, when combined with the scarcity of debt financing, should increase aggregate borrowing demand and lending opportunities for us.

•

Significant Private Equity Capital Available for New Transactions. In addition to general refinancing opportunities which rely heavily on debt financing for completion, we believe there is a large pool of committed but uninvested capital, both in the U.S. and globally, available for use in new private equity investments. Industry sources suggest that as of March 31, 2010, there was approximately $500 billion of private equity capital available for private equity investments in the United States alone. We expect that as a result of their investable capital, private equity firms will be active investors in U.S. medium- and large-sized companies over the next few years and will require significant amounts of debt to fund their transactions.

•

Greater Demand for Non-Traditional Sources of Debt Financing. We believe that many traditional sources of debt are imposing significant conditions and less attractive pricing in their financing commitments since the recent financial crisis because of the strain the crisis has placed on their balance sheets. We believe that these institutions have also become less focused on building a constructive, long-term relationship with borrowers. Consequently, we believe there is an increasing trend for companies to seek financing from other sources, such as our company, that are able to develop trusted relationships with borrowers and offer a higher degree of certainty.

•

Lender Friendly Environment due to a Supply/Demand Imbalance for Corporate Debt. The significant need for financing at a time when the supply for corporate debt remains limited has created opportunities to achieve better pricing and terms while reducing overall risk. Compared to prior periods, corporate interest rate risk premiums are at relatively high levels while overall leverage in capital structures has decreased. Financing documents also generally include more stringent covenants, events of default and other terms that benefit lenders. We believe these dynamics create a favorable environment for generating superior risk-adjusted returns as a lender.

See “Company Profile – Market Opportunity” beginning on page [    ].

Our Competitive Advantages

We believe we have the following competitive advantages over other capital providers that operate in the markets we target and will allow us to take advantage of the market opportunity we have identified:

•

Proprietary Sourcing and Deal Origination. Our Advisors, through their deep industry relationships and investment teams that actively source new investments, provide us with immediate access to established proprietary deal flow. We believe that our Advisors’ broad networks and the internal deal generation strategies of their investment teams will create favorable opportunities to deploy capital across a broad range of originated transactions that have attractive investment characteristics.

•

Focusing on Preserving Capital and Minimizing Losses. We believe that protecting principal and avoiding capital losses are critical to generating attractive risk-adjusted returns. Toward that end, our investment process will: (i) utilize our Advisors’ proprietary knowledge and deep industry relationships to identify attractive prospective portfolio companies, (ii) conduct rigorous due diligence to evaluate the creditworthiness of, and potential returns from, credit investments in such portfolio companies, (iii) stress test prospective investments to assess the viability of potential portfolio companies in a downside scenario and their ability to repay principal and (iv) structure investments and design covenants and other rights that anticipate and mitigate issues identified through this process.

•

Experienced Management and Investment Expertise. Each of our Advisors brings with it more than 30 years of investment experience that spans a broad range of economic, market and financial conditions. By accessing their combined resources, skills and experience, we believe we will benefit from CNL’s contrarian investment philosophy of focusing on underserved, undercapitalized markets and KKR’s rigorous investment approach, industry expertise, and experience investing throughout a company’s capital structure.

•

Disciplined Credit Analysis and Portfolio Monitoring. Our Advisors provide us with immediate access to an established platform for evaluating investments, managing risk and focusing on opportunities that generate superior returns with appropriate levels of risk. Through KKR, we will benefit from an investment infrastructure that currently employs 184 investment professionals, including more than 30 credit-focused investment professionals that currently track over 300 corporate credits. This platform should allow for intensive due diligence to filter investment opportunities and help select investments that offer the most favorable risk/reward characteristics.

•

Versatile Transaction Structuring and Flexible Capital. Our Advisors have experience and expertise in evaluating and structuring investments at all levels of a company’s capital structure and with varying features, providing numerous tools to manage risk while preserving opportunities for income and capital appreciation. We will seek to capitalize on this expertise to produce an investment portfolio that performs in a broad range of economic conditions while meeting the unique needs of a broad range of borrowers.

•

Long-Term Investment Horizon. We believe that our flexibility to make investments with a long-term view provides us with the opportunity to generate favorable returns on invested capital and expands the types of investments that we may consider. The long-term nature of our capital helps us avoid disposing of assets at unfavorable prices and we believe makes us a better partner for portfolio companies.

•

Limited Leverage. We anticipate maintaining a relatively low level of leverage compared to traditional financial institutions and many unregulated investment funds. We believe that limiting our leverage will reduce volatility and risk in our portfolio. Furthermore, by maintaining prudent leverage levels, we believe we will be better positioned to weather market downturns. We do not foresee at any time exceeding the 50% loan to value requirement of the 1940 Act.

•

No Legacy Portfolio. As a newly formed company, we have not been adversely affected by the financial crisis that began in 2007 and do not hold a legacy portfolio that includes deteriorated credits, unfavorable pricing or other unattractive terms. We believe this provides us with a significant competitive advantage as we will be able to deploy our available capital into investments that are structured or priced to reflect current, rather than historical, market conditions and expectations. Without any legacy investments, we expect to be able to focus our efforts on sourcing and accessing new investments rather than managing historical positions.

See “Company Profile – Our Competitive Advantages” beginning on page [    ].

Our Investment Strategy

        Our investment strategy focuses on creating an investment portfolio that generates superior risk-adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring our portfolio. When evaluating an investment, we use the resources of our Advisors to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value. We believe that a flexible approach to investing allows us to take advantage of opportunities that offer the most favorable risk/reward characteristics.

While we intend to consider each investment opportunity independently, we generally will focus on companies that share the following characteristics:

•

Enterprise Size. We will seek to provide capital to medium- and large-sized companies, which typically have more defensible market positions, stronger franchises and operations and better credit characteristics relative to their smaller peers. Although there are no strict lower or upper limits on the enterprise value of a company in which we may invest, we expect to focus on companies with enterprise values ranging from $100 million to $4 billion. We use the term “enterprise value” to refer to the acquisition value of an entire company based on the combined debt and equity value of such company.

•

Capital Structure. We anticipate that our portfolio will consist primarily of senior and subordinated debt, which may in some cases be accompanied by warrants, options, equity co-investments, or other forms of equity participation. We will seek to invest in companies that generate free cash flow at the time of our investment and benefit from material investments from well-known equity investors.

•

Management Team. We intend to prioritize investing in companies with strong, existing management teams that we believe have a clear strategic vision, long-standing experience in their industry and a successful operating track record. We expect to favor companies in which management’s incentives appear to be closely aligned with the long-term performance of the business, such as through equity ownership.

•

Stage of Business Life Cycle. We intend to seek mature, privately owned businesses that have long track records of stable, positive cash flow. We do not intend to invest in start-up companies or companies with speculative business plans.

•

Industry Focus. While we will consider opportunities within all industries, we will prioritize industries having, in our view, favorable characteristics from a lending perspective. For example, we will seek companies in established industries with stable competitive and regulatory frameworks, where the main participants enjoy predictable, low-volatility earnings. We expect to give less emphasis to industries that are frequently characterized by less predictable and more volatile earnings.

•

Geography. As a business development company under the 1940 Act, we will focus on and invest at least 70% of our total assets in U.S. companies. To the extent we invest in foreign companies, we intend to do so in accordance with 1940 Act limitations and only in jurisdictions with established legal frameworks and a history of respecting creditor rights, including countries that are members of the European Union, as well as Canada, Australia and Japan.

While we believe that the criteria listed above are important in identifying and investing in portfolio companies, we will consider each investment on a case-by-case basis. It is possible that not all of these criteria will be met by each company in which we invest. Investment sizes will vary as our capital base changes and will ultimately be at the discretion of our Advisors subject to oversight by our board of directors. Prior to raising significant capital, we may make smaller investments and focus on syndicated leveraged loans and high-yield bonds.

Other Factors Affecting Portfolio Construction

As a business development company that is regulated under the 1940 Act and intends to qualify annually as a RIC under the Code, our investment activities will be subject to certain regulatory restrictions that will shape our portfolio construction. These restrictions include requirements that we invest our capital primarily in U.S. companies that are privately owned, as well as investment diversification and source of income criteria that are imposed by the Code. For a description of certain valuation risks associated with our investments in privately owned companies, see “Risk Factors – A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments” on page [    ].

In addition, we generally will not be permitted to co-invest alongside certain affiliates of our Advisors in privately negotiated transactions unless we obtain an exemptive order from the SEC. We intend to seek such an exemptive order, although there is no assurance that we will obtain the requested relief. Before receiving relief, we will only participate in co-investments that are allowed under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. We currently do not intend to invest in companies that are controlled by affiliates of our Advisors. See “Company Profile – Other Factors Affecting Portfolio Construction” on page [    ].

Use of Proceeds

We will use the net proceeds from this offering to make investments in accordance with our investment objective and by following the strategies described in this prospectus. These proceeds may be used for working capital purposes. See “Use of

Proceeds” beginning on page [    ].

Based on prevailing market conditions, after meeting our minimum offering requirement, we anticipate that we will invest the proceeds from each subscription closing generally within 30-90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. This is consistent with our status as a business development company and our intention to qualify as a RIC. During this time, we may also use a portion of the net proceeds to pay our operating expenses and fund distributions to shareholders.

Distribution Policy

We intend to authorize and declare monthly distributions to our shareholders at the end of the first full calendar quarter after the minimum offering requirement is met. Because we intend to qualify as a RIC, we intend to distribute at least 90% of our annual net investment income to our shareholders. However, there can be no assurance that we will be able to pay distributions at a specific rate or at all. Each year, a statement on Internal Revenue Service Form 1099-DIV identifying the source of the distribution will be mailed to our shareholders. See “Distributions” on page [    ].

We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from this offering to fund distributions (which may reduce the amount of capital we ultimately invest in assets). There can be no assurance that we will be able to sustain distributions at any particular level.

Our Distribution Reinvestment Plan and Automatic Purchase Plan

We have adopted a distribution reinvestment plan that will allow our shareholders to have the full amount of their distributions reinvested in additional shares of our common stock that may be available.

We also have adopted an automatic purchase plan that allows our shareholders to make cash investments of $25 per month or $75 per quarter, or more, in additional shares of our common stock through automatic debits to their checking, savings or other bank account. Automatic debits under this plan will not commence until we receive our minimum offering requirement and conduct a closing. After your initial purchase of shares, you may elect to purchase additional shares of our common stock through this plan. See “Automatic Purchase Plan and Distribution Reinvestment Plan” on page [    ].

Suitability Standards

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that investors will likely have limited ability to sell their shares. As a result, we have established suitability standards which require investors to have either: (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Under these standards, net worth does not include your home, home furnishings or personal automobiles. In addition, our Managing Dealer will require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective shareholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of our shares, (d) the background and qualifications of our Advisors and (e) the tax consequences of the investment. See “Suitability Standards” beginning on page [    ].

Plan of Distribution

We are offering on a best efforts, continuous basis up to 150,000,000 shares of our common stock at an initial offering price of $10.00 per share. Our Managing Dealer is CNL Securities Corp., which is an affiliate of CNL and a member of FINRA and the Securities Investor Protection Corporation, or SIPC. Our Managing Dealer is not required to sell any specific number or dollar amount of shares, but has agreed to use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 in shares of our common stock (or $4,000 for tax exempt plans). We, our Managing Dealer, and participating broker-dealers will solicit subscriptions but will not sell any shares unless we raise gross offering proceeds of at least $2 million within one year from the initial effective date of this offering. After meeting the minimum offering requirement and holding our initial closing, we will sell our shares on a continuous basis at a price of $10.00. However, if our net asset value per share increases above our net proceeds per share as stated in this prospectus, we intend to supplement this prospectus and sell our shares at a higher price as necessary to ensure that shares are not sold at a net price, after deduction of selling commissions and marketing support fees, that is below our net asset value per share. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.corporatecapitaltrust.com. See “Plan of Distribution” beginning on page [    ].

How to Subscribe

Investors who meet the suitability standards described herein may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Read this entire prospectus, including all appendices and supplements accompanying this prospectus.

•	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.

•

Deliver a check for the full purchase price of the shares of our common stock for which you are subscribing along with the completed subscription agreement to the selected broker-dealer. You should make your check payable to “[            ], as agent for Corporate Capital Trust, Inc.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of $500.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive this prospectus. See “Subscription Process” on page [    ].

Shareholder Liquidity Strategy

On or before December 31, 2017, our board of directors must consider, but is not required to recommend, a liquidity event for our shareholders. A liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our shareholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. We do not know at this time what circumstances will exist in the future and therefore we do not know what factors our board of directors will consider in determining whether to pursue a liquidity event in the future. Prior to a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased as described below. See “Company Profile – Shareholder Liquidity Strategy” beginning on page [    ].

Share Repurchase Program

During the term of this offering, we do not intend to list our shares on a securities exchange and we do not expect there to be a public market for our shares. As a result, if you purchase shares of our common stock, your ability to sell your shares will be limited. Beginning 12 months after we meet the minimum offering requirement, we intend to commence a share repurchase program pursuant to which we intend to conduct quarterly tender offers to allow our shareholders to tender their shares at a price equal to our net asset value per share on the date of repurchase. Our share repurchase program will include numerous restrictions that limit your ability to sell your shares. We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. The limitations and restriction described above may prevent us from accommodating all repurchase requests made in any year. See “Share Repurchase Program” beginning on page [    ].

Advisor Fees

We will pay CNL a fee for its services under the Investment Advisory Agreement. The fee will consist of two components: a management fee and an incentive fee. The Sub-Advisory Agreement between CNL and KKR will provide that KKR will receive 50% of all fees payable to CNL under the Investment Advisory Agreement.

The management fee will be calculated at an annual rate of 2% of our average gross assets and will be payable monthly in arrears. The incentive fee will comprise the following three parts:

•

An incentive fee on net investment income, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears and will be based upon our pre-incentive fee net investment income for the immediately preceding quarter. The quarterly incentive fee on net investment income will be (a) 100% of the pre-incentive fee net investment income of between 1.75% and 2.1875% of average adjusted capital, plus (b) 20% of pre-incentive fee net investment income in excess of 2.1875% of average adjusted capital.

•

An incentive fee on capital gains will be calculated and payable in arrears as of the end of each calendar year. It will equal 20% of our realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains.

•

A subordinated listing incentive fee will be earned in the event of a liquidity event that involves a listing of our shares, or a transaction in which our shareholders receive shares of a company that is listed, on a national securities exchange. The subordinated listing incentive fee will equal 20% of the amount, if any, by which our listing value following such liquidity event exceeds the net asset value of the listed shares immediately prior to such liquidity event (which we refer to in this prospectus as a listing premium). Any such listing premium and related subordinated listing incentive fee will be determined and payable in arrears 30 days after the commencement of trading following such liquidity event. See “– Shareholder Liquidity Strategy beginning on page [    ].”

The incentive fee may induce our Advisors to make investments on our behalf that are more risky or more speculative than would otherwise be the case. Similarly, because our management fee is calculated based upon our gross assets (including any borrowings for investment purposes), our Advisors may be encouraged to use leverage to make additional investments. See “Risk Factors – Risks related to our Advisors and their respective affiliates – Our incentive fee may induce our Advisors to make speculative investments” on page [    ].

See “Advisory Agreements and Fees” beginning on page [    ].

Reports to Shareholders

        Within 45 days after the end of each fiscal quarter, we are required to file our quarterly report on Form 10-Q. Within 90 days after the end of each fiscal year, we are required to file our annual report on Form 10-K. We intend to provide a copy of our annual report to all shareholders of record as of the end of each fiscal year shortly after filing it with the SEC. Along with the reports listed above, any prospectus supplements, current reports on Form 8-K and any amendments to these listed reports will be made available free of charge on our website at www.corporatecapitaltrust.com and on the SEC’s website at www.sec.gov. See “Additional Information – Reports to Shareholders” beginning on page [    ].

Taxation of Our Company

We intend to elect to be treated, beginning with our first taxable year ending December 31, 2011, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our shareholders from our tax earnings and profits. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will monitor our transactions to endeavor to prevent our disqualification as a RIC. See “Tax Matters” beginning on page [    ].

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” beginning on page [    ] before deciding to invest in shares of our common stock. Risks involved in an investment in us include (among others) the following:

•

We are a new company and have no operating history. In addition, we have not identified specific investments that we will make with the proceeds of this offering. As a result, you will not have the opportunity to evaluate historical data or assess any investments prior to purchasing shares of our common stock.

•

Our shares of common stock will not be listed on a national securities exchange unless and until this offering terminates which means there will be no public market for our securities during the offering period. Although we do intend to commence a share repurchase program beginning 12 months after we meet the minimum offering requirement, you will have limited ability to sell your shares.

•

Although we will offer to provide managerial assistance to our portfolio companies, we will not have control over the business affairs of our investments. In addition, our investments in portfolio companies will be structured to be held until maturity and may not provide us with favorable terms for short term liquidity of the capital that we invest in them.

•

We have not established any limit on the extent to which we may use borrowings or proceeds from this offering to fund distributions to shareholders, which may reduce the amount of capital we ultimately invest in assets, and there can be no assurances that we will be able to sustain distributions at any particular level. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering which may result in commensurate reductions in net asset value per share.

•

This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make. As a result, our ability to diversify will be constrained.

•

Our investments may include original issue discount instruments. To the extent original issue discount constitutes a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

•

You may be able to rely on your own broker-dealer to make an independent review and investigation of the terms of this offering. If you are unable to so rely on your broker-dealer, however, you will not have the benefit of any independent review and evaluation of the terms of this offering by our Managing Dealer. In addition, we do not, and do not expect to, have research analysts reviewing our performance or our securities on an ongoing basis. Therefore, you will not have an independent review of our performance and the value of our common stock relative to other publicly traded companies.

*    *    *    *    *

We maintain a website at www.corporatecapitaltrust.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear, directly or indirectly. Other expenses are estimated and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, shareholders will indirectly bear such fees or expenses.

Shareholder transaction expenses
Sales load (as a percentage of offering price) (1)	10.00%
Offering expenses (as a percentage of offering price) (2)	1.50%
Distribution reinvestment plan fees (3)	None

Total shareholder transaction expenses (as a percentage of offering price)	11.50%

Annual expenses (as a percentage of net assets attributable to common shares)
Management fee (4)	2.00%
Incentive fees (5)	0.00%
Other expenses (6)	1.97%

Total annual expenses	3.97%

Example

We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in our common stock. In calculating the following expense amounts, we have assumed that: (1) we have no indebtedness, (2) that our annual operating expenses remain at the levels set forth in the table above, (3) that the annual return on investment before fees and expenses is 5%, as required by the SEC, (4) that the net return after payment of fees and expenses is distributed to shareholders and reinvested at net asset value, and (5) that subscribers to our shares will pay an up-front selling commission of up to 7% and a marketing support fee of up to 3% with respect to common stock sold by us in this offering.

	1 Year		3 Years		5 Years		10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from investment income: (6)		$150		$223		$296		$487
You would pay the following incremental incentive fees on a $1,000 investment, assuming 5% annual return from realized capital gains:	$	+9	$	+24	$	+39	$	+69

While the example assumes a 5% annual return on investment before fees and expenses, our performance will vary and may result in an annual return that is greater or less than 5%. This example should not be considered a representation of your future expenses. The subordinated incentive fee on income under our Investment Advisory Agreement is unlikely to be material, assuming that the 5% annual return is generated entirely from investment income. If we achieve sufficient returns on our investments to trigger an incentive fee on income of a material amount, both our distributions to our common shareholders and our expenses would likely be higher. If the 5% annual return is generated entirely from annual, realized capital gains, an incentive fee on capital gains under the Investment Advisory Agreement would be incurred, as shown above. See “Advisory Agreements and Fees” for information concerning incentive fees. If we achieve sufficient returns on our investments to trigger an incentive fee on income of a material amount, both our distributions to our common shareholders and our expenses would likely be higher.

(1)	As shares are sold, you will pay a maximum sales load of 10% for combined selling commissions and marketing support fees to our Managing Dealer in accordance with the terms of the managing dealer agreement, which we refer to in this prospectus as the Managing Dealer Agreement. Our Managing Dealer will engage unrelated, third-party participating broker-dealers in connection with the offering of shares. In connection with the sale of shares by participating broker-dealers, our Managing Dealer will reallow and pay participating broker-dealers up to: (a) 7% of the gross proceeds from their allocated sales and (b) 3% for marketing support fees. See “Plan of Distribution” for a description of the circumstances under which a selling commission and/or marketing support fee may be reduced or eliminated in connection with certain purchases. Selling commissions and marketing support fees will not be paid in connection with the purchase of shares pursuant to the distribution reinvestment plan.

(2)	The offering expense ratio reflects $3 million of expected offering expenses to be paid by us, assuming we raise $200 million in gross proceeds. While we will target an offering expense ratio of 1.5%, it may be up to 5%. CNL and KKR will be responsible for the payment of our organization and offering expenses to the extent they exceed 5% of the aggregate gross proceeds from the offering, without recourse against or reimbursement by us.

(3)	The expenses of the distribution reinvestment plan are included in Other Expenses. See “Automatic Purchase Plan and Distribution Reinvestment Plan.”

(4)	Our management fee is calculated at an annual rate of 2% based on the average value of our gross assets and is payable monthly in arrears. See “Advisory Agreements and Fees.” If we decide to borrow money to make investments, our management fee in relation to our net assets would be higher because the management fee is calculated on the basis of our gross assets (which includes any borrowings for investment purposes). The SEC requires that the “management fees” percentage in the fee table above be calculated as a percentage of net assets attributable to common shareholders, rather than total assets, including assets that have been funded with borrowed monies because common shareholders bear all of this cost. As we do not expect to incur any indebtedness initially, management fees on a gross asset and net asset basis are expected to be the same.

(5)	We may have capital gains and interest income that could result in the payment of an incentive fee in the first year after completion of this offering. The incentive fees, if any, are divided into three parts:

(i)	a subordinated incentive fee on income, which, at a maximum, for any quarter in which our pre-incentive fee net investment income exceeds 2.1875% of our average adjusted capital, will equal 20% of the amount of our pre-incentive fee net investment income;

(ii)	an incentive fee on capital gains that will equal 20% of our capital gains, if any, less the aggregate amount of any previously paid incentive fee on capital gains; and

(iii)	a subordinated listing incentive fee that will equal 20% of any listing premium.

The incentive fees are based on our performance and will not be paid unless we achieve certain goals. As we cannot predict whether we will meet the necessary performance targets, we have assumed an incentive fee of 0% in this chart. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest income or generate capital gains through our investments in portfolio companies. See “Advisory Agreements and Fees” for more information concerning the incentive fees.

(6)	Other Expenses, including expenses incurred in connection with administering our business, are based on estimated amounts for the initial 12-month period of our investment operations following the date we meet our minimum offering requirement. See “Discussion of Expected Operating Results – Expenses.”

CERTAIN QUESTIONS AND ANSWERS

Q:	What are business development companies?

A:	Business development companies are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, business development companies are subject to only certain sections of and rules under the 1940 Act, as well as the Securities Act of 1933, as amended, or the Securities Act, and the Securities Exchange Act of 1934, as amended, or the Exchange Act. Business development companies typically invest in private or thinly traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. Business development companies can be internally or externally managed and may qualify to elect to be taxed as regulated investment companies, or RICs, for federal tax purposes if they so choose.

Q:	What is a RIC?

A:	A RIC is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income that it distributes to its shareholders as distributions. To qualify as a RIC, a company must meet certain source-of-income and asset diversification requirements. In addition, in order to obtain and maintain RIC tax treatment, a company must distribute to its shareholders for each taxable year at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses.

Q:	What is a “best efforts” securities offering and how long will this securities offering last?

A:	When shares of common stock are offered to the public on a “best efforts” basis, the broker-dealers participating in the offering are only required to use their best efforts to sell such shares. Broker-dealers are not underwriters, and they do not have a firm commitment or obligation to purchase any of the shares of common stock. We intend to file post-effective amendments to this registration statement, which will be subject to SEC review, to allow us to continue this offering for at least two years. Under certain conditions, we may decide to extend this offering beyond two years.

Q:	Will I receive a stock certificate?

A:	No. Our board of directors has authorized the issuance of shares of our capital stock without stock certificates. All shares of our common stock will be issued in book-entry form only. The use of book-entry registration protects against loss, theft, or destruction of stock certificates and reduces our offering costs and transfer agency costs.

Q:	Can I invest through my IRA, SEP or after-tax deferred account?

A:	Yes, subject to the suitability standards. A custodian, trustee or other authorized person must process and forward to us subscriptions made through individual retirement accounts, or IRAs, simplified employee pension plans, or SEPs, or after-tax deferred accounts. In the case of investments through IRAs, SEPs or after-tax deferred accounts, we will send the confirmation and notice of our acceptance to such custodian, trustee or other authorized person. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.

Q:	What kinds of fees will I be paying?

A:	There are two types of fees that you will incur. First, there are shareholder transaction expenses that are a one-time up-front fee. They are calculated as a percentage of the public offering price and made up of selling commissions, marketing support fees and offering expenses. Second, as an externally managed business development company, we will also incur various recurring expenses, including the management fees and incentive fees that are payable under our Investment Advisory Agreement and administrative costs that are payable under our Administrative Services Agreement. See “Fees and Expenses” and “Advisory Agreements and Fees” for more information.

Q:	How will the payment of fees and expenses affect my invested capital?

A:	The payment of fees and expenses will reduce: (1) the funds available to us for investments in portfolio companies, (2) the net income generated by us, (3) funds available for distribution to our shareholders and (4) the book value of your shares of common stock.

Q:	Are there any restrictions on the transfer of shares?

A:	No. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable. We do not intend to list our securities on any securities exchange during the offering period, and we do not expect there to be a public market for our shares in the foreseeable future. As a result, your ability to sell your shares will be limited. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us. See “Risk Factors – Risks related to an investment in our common stock.”

Q:	Will I be able to sell my shares of common stock in a secondary market?

A:

We do not intend to list our shares on a securities exchange during the offering period and do not expect a public market to develop for our shares in the foreseeable future. Because of the lack of a trading market for our shares, shareholders may not be able to sell their shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares.

Q:	Will I otherwise be able to liquidate my investment?

A:	On or before December 31, 2017, our board of directors must consider, but is not required to recommend, a liquidity event for our shareholders. A liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or other transaction approved by our board of directors in which our shareholders will receive cash or shares of another publicly traded company; or (iii) a sale of all or substantially all of our assets, either on a complete portfolio basis or individually, followed by a liquidation. However, there can be no assurance that we will complete a liquidity event within such time or at all. To provide limited, interim liquidity to our shareholders, we plan, but are not required, to conduct quarterly repurchase offers pursuant to our share repurchase program in accordance with the 1940 Act. This will be the only method available to our shareholders to obtain liquidity that we will offer prior to a liquidity event. See “Share Repurchase Program.”

Q:	Will the distributions I receive be taxable?

A:	Yes. Although we intend to qualify as a RIC and generally not to pay federal corporate-level taxes, distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (generally our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits, or return of capital, first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

Q:	When will I get my detailed tax information?

We intend to send to each of our non-corporate U.S. shareholders, as promptly as possible after the end of each calendar year, a Form 1099-DIV detailing the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain.

Q:	Where are the principal executive offices of Corporate Capital Trust?

A:	Our principal executive offices are located at 450 S. Orange Ave., Orlando, FL 32801.

Q:	Who can help answer my questions?

A:	If you have more questions about this offering and the suitability of investing, you should contact your registered representative, financial advisor or investment advisory representative. If at any time you wish to receive this prospectus or the statement of additional information, or SAI, or any amendments to either of them, you may do so, free of charge, by contacting us through written communication at 450 S. Orange Ave., Orlando, FL 32801 or by telephone at (866) 650-XXXX or by downloading these materials on our website at www.corporatecapitaltrust.com.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value and trading price, if any, of our common stock could decline, and you may lose all or part of your investment.

Risks related to our business

We are a new company and have no operating history.

We were formed on June 9, 2010 and will not commence operations until we meet our minimum offering requirement of selling, in aggregate, $2 million in common stock. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our common stock could decline substantially.

We have not identified any specific investments that we will make with the proceeds from this offering, and you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock.

Neither we nor any of the Advisors has presently identified, made, or contracted to make investments on our behalf. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning our investments prior to purchasing shares of our common stock. You must rely on our Advisors and our board of directors to implement our investment policies, to evaluate our investment opportunities and to structure the terms of our investments rather than evaluating our investments in advance of purchasing shares. Because investors are not able to evaluate our investments in advance of purchasing shares of our common stock, this offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

Price declines in the medium- and large-sized corporate leveraged loan market may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation.

Prior to the onset of the financial crisis that began in 2007, securitized investment vehicles, hedge funds and other highly leveraged non-bank financial institutions comprised the majority of the market for purchasing and holding senior and subordinated debt. As the trading price of the loans underlying these portfolios began to deteriorate beginning in the first quarter of 2007, we believe that many institutions were forced to raise cash by selling their interests in performing assets in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with falling underlying credit values, widespread redemption requests, and other constraints resulting from the credit crisis generating further selling pressure.

Conditions in the medium- and large-sized U.S. corporate debt market may experience similar disruption or deterioration in the future, which may cause pricing levels to similarly decline or be volatile. As a result, our net asset value could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.

Our ability to achieve our investment objective depends on the Advisors’ ability to manage and support our investment process. If the Advisors were to lose a significant number of their respective key professionals, our ability to achieve our investment objective could be significantly harmed.

We have no internal management capacity or employees other than our appointed executive officers and will be dependent upon the investment expertise, skill and network of business contacts of our Advisors to achieve our investment objective. Our Advisors will evaluate, negotiate, structure, execute, monitor, and service our investments. Our future success will depend to a significant extent on the continued service and coordination of our Advisors, including their respective key professionals. The departure of a significant number of an Advisor’s key professionals could have a material adverse effect on our ability to achieve our investment objective.

        Our ability to achieve our investment objective also depends on the ability of our Advisors to identify, analyze, invest in, finance, and monitor companies that meet our investment criteria. Our Advisors’ capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Advisors may need to hire, train, supervise, and manage new investment professionals to participate in our investment selection and monitoring process. Our Advisors may not be able to find qualified investment professionals in a timely manner or at all. Any failure to do so could have a material adverse effect on our business, financial condition and results of operations.

In addition, both the Investment Advisory Agreement and the Sub-Advisory Agreement have termination provisions that allow the agreements to be terminated by us on 60 days’ notice without penalty. Our Investment Advisory Agreement may be terminated at any time, without penalty, by CNL upon 120 days’ notice to us. The Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by KKR upon 120 days’ notice and may be terminated, without the payment of penalty, by CNL upon 60 days’ notice if our board of directors or holders of a majority of our outstanding shares of common stock so direct. In addition, CNL and KKR have agreed that, in the event that one of them is removed by us other than for cause, or the advisory agreement of either of them is not renewed, the other will also terminate its agreement with us. The termination of either agreement may adversely affect the quality of our investment opportunities. In addition, in the event either agreement were terminated, it may be difficult for us to replace CNL or for CNL to replace KKR.

The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you, which will lower your tax basis in your shares and reduce the amount of funds we have for investment in targeted assets. We may not be able to pay you distributions, or be able to sustain them once we begin declaring distributions, and our distributions may not grow over time. We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from this offering to fund distributions (which may reduce the amount of capital we ultimately invest in assets) and there can be no assurance that we will be able to sustain distributions at any particular level.

We intend to declare and pay distributions monthly beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We expect to pay these distributions out of assets legally available for distribution. However, we cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of the risks described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company can limit our ability to pay distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations, and such other factors as our board of directors may deem relevant. We cannot assure you that we will pay distributions to our shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay our distributions from the proceeds of this offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares. Distributions from the proceeds of this offering or from borrowings also could reduce the amount of capital we ultimately invest in interests of portfolio companies.

Because our business model depends to a significant extent upon relationships with corporations, financial institutions and investment firms, the inability of the Advisors to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that CNL and KKR will depend on their relationships with corporations, financial institutions and investment firms, and we will rely indirectly to a significant extent upon these relationships to provide us with potential investment opportunities. If CNL or KKR fails to maintain its existing relationships or develop new relationships or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom CNL and KKR have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other business development companies and investment funds (including registered investment companies, private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, may begin to invest in areas in which they have not traditionally invested, including making investments in our target market of privately owned U.S. companies. As a result of these new entrants, competition for investment opportunities in privately owned U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do.

We may lose investment opportunities if we do not match our competitors’ pricing, terms, and structure criteria. If we are forced to match these criteria to make investments, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC status. The competitive pressures we face may have a material adverse effect on our business, financial condition, results of operations, and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time. Also we may not be able to identify and make investments that are consistent with our investment objective.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors. There is not a public market or active secondary market for many of the securities of the privately held companies in which we intend to invest. The majority of our investments will not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value these securities quarterly at fair value as determined in good faith by our board of directors.

The determination of fair value, and thus the amount of unrealized losses we may incur in any year, is to a degree subjective, and our Advisors have a conflict of interest in making the determination. We expect to value these securities quarterly at fair value as determined in good faith by our board of directors based on input from our Advisors, a third-party independent valuation firm retained by our board of directors, and our audit committee. Our board of directors may utilize the services of an independent third-party valuation firm to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value by our board of directors may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments. See “Determination of Net Asset Value.”

Our board of directors may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our shareholders.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state, and federal level. Changes to the laws and regulations governing our permitted investments may require a change to our investment strategy. Such changes could differ materially from our strategies and plans as set forth in this prospectus and may shift our investment focus from the areas of expertise of our Advisors. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures.

Upon commencement of this offering, we will be subject to the Sarbanes-Oxley Act of 2002, or the “Sarbanes-Oxley Act,” and the related rules and regulations promulgated by the SEC. We anticipate that, beginning with our fiscal year ending December 31, 2012, we will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing, and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable and default rates on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. These occurrences could have a material adverse effect on our results of operations, the value of your investment in us and our ability to pay distributions to you and our other investors.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our net asset value. See “Determination of Net Asset Value.”

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, or within a particular industry, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, we will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code. See “Tax Matters.”

Risks related to our Advisors and their respective affiliates

The Advisors have no prior experience managing a business development company.

Although they have experience managing assets of the type in which we intend to invest, our Advisors have no prior experience managing a vehicle regulated as a business development company and may not be able to operate our business successfully or achieve our investment objective. As a result, an investment in our shares of common stock may entail more risk than the shares of common stock of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to the other types of investment vehicles previously managed by the Advisors. For example, under the 1940 Act, business development companies are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for RIC tax treatment under subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a business development company or RIC or could force us to pay unexpected taxes and penalties, which could be material. The Advisors’ lack of experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

The Advisors and their respective affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in increased risk-taking by us.

The Advisors and their respective affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Generally, the more equity we sell in public offerings and the greater the risk assumed by us with respect to our investments, the greater the potential for growth in our assets and profits (and, correlatively, the fees payable by us to the Managing Dealer and the Advisors). These compensation arrangements could affect our Advisors’ or their respective affiliates’ judgment with respect to public offerings of equity and investments made by us, which allow the Managing Dealer to earn additional marketing support fees and CNL to earn increased asset management fees.

The time and resources that individuals employed by the Advisors devote to us may be diverted and we may face additional competition due to the fact that neither CNL nor KKR is prohibited from raising money for or managing another entity that makes the same types of investments that we target.

The Advisors currently manage other investment entities and are not prohibited from raising money for and managing future investment entities that make the same types of investments as those we target. As a result, the time and resources that our Advisors devote to us may be diverted, and during times of intense activity in other programs they may devote less time and resources to our business than is necessary or appropriate. In addition, we may compete with any such investment entity for the same investors and investment opportunities. While we intend to co-invest with such investment entities to the extent permitted by the 1940 Act and the rules and regulations thereunder, the 1940 Act imposes significant limits on co-investment. As a result, we and our Advisors intend to seek exemptive relief from the SEC under the 1940 Act, which, if granted, would allow additional latitude to co-invest. However, there is no assurance that we will obtain such relief. In the event the SEC does not grant us relief, we will be limited in our ability to invest in certain portfolio companies in which the Advisors or any of their respective affiliates are investing or are invested. Even if we are able to obtain exemptive relief, we will be unable to participate in certain transactions originated by the Advisors or their respective affiliates prior to receipt of such relief. Affiliates of KKR, whose primary business includes the origination of investments, engage in investment advisory businesses with accounts that compete with us. Affiliates of KKR have no obligation to make their originated investment opportunities available to KKR or to us.

We may be obligated to pay our Advisors incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our Investment Advisory Agreement entitles CNL to receive an incentive fee based on our net investment income regardless of any capital losses. In such case, we may be required to pay CNL an incentive fee for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter. CNL will pay 50% of any such incentive fee to KKR.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. Our Advisors are not obligated to reimburse us for any part of the incentive fee they received that was based on accrued income that we never received as a result of a subsequent default, and such circumstances would result in our paying an incentive fee on income we never receive.

For federal income tax purposes, we are required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in some circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our status as a RIC. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay an incentive fee with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of being a RIC, see “Tax Matters.”

Our incentive fee may induce our Advisors to make speculative investments.

The incentive fee payable by us to CNL (50% of which will be paid to KKR) may create an incentive for our Advisors to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangements. The way in which the incentive fee is determined may encourage our Advisors to use leverage to increase the return on our investments. In addition, the fact that our management fee (a portion of which will be paid to KKR) is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage our Advisors to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors and, in some cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness), without prior approval of our board of directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company that is controlled by a fund managed by either of our Advisors or their respective affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We may, however, invest alongside our Advisors’ and their respective affiliates’ other clients, including other entities they manage, which we refer to in this prospectus as affiliates’ other clients, in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations and guidance. We may also invest alongside an Advisor’s other clients as otherwise permissible under regulatory guidance, applicable regulations and the Advisors’ allocation policies. It is our policy to base our board of directors’ determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of exemptive relief, if any, granted to us by the SEC (as discussed below), our Advisors will need to decide which client or clients will proceed with the investment. Generally, we will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, we will not be permitted to participate. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which an affiliates’ other client holds a controlling interest. These restrictions may limit the scope of investment opportunities that would otherwise be available to us. We and our Advisors intend to seek exemptive relief from the SEC to permit us greater flexibility to co-invest with affiliates’ other clients in a manner consistent with our investment objective, positions, policies, strategies, and restrictions as well as regulatory requirements and other pertinent factors. However, there is no assurance that we will obtain such SEC exemptive relief.

If we do not obtain exemptive relief from the SEC to allow us to co-invest alongside affiliates of our Advisors, we may be required to adjust our investment strategy.

Our investment strategy contemplates that we will focus on investing capital in originated transactions that are sourced by our Advisors. Originated transactions may include transactions that are privately negotiated and sourced on a proprietary basis. Because our Advisors may manage other investment funds whose mandates include participating in such transactions, such investments will need to be made on a co-investment basis. The 1940 Act imposes significant limits on co-investment with affiliates of our Advisors. We generally will not be permitted to co-invest alongside affiliates of our Advisors in privately negotiated transactions unless we obtain an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. We and our Advisors intend to seek such an exemptive order, although there is no assurance that we will obtain the requested relief. In the event the SEC does not grant us relief, we will only participate in co-investments that are allowed under existing regulatory guidance, which would reduce the amount of transactions in which we can participate and make it difficult for us to implement our investment objective. Even if we are able to obtain exemptive relief, we will be unable to participate in certain transactions originated by the Advisors or their respective affiliates, including during the period prior to receiving such relief.

We may make investments that could give rise to a conflict of interest.

We do not expect to invest in, or hold securities of, companies that are controlled by affiliates’ other clients. However, an affiliates’ other client may invest in, and gain control over, one of our portfolio companies. If an affiliates’ other client gains control over one of our portfolio companies, it may create conflicts of interest and may subject us to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions our Advisors may be unable to implement our investment strategies as effectively as they could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, our Advisors may be unable to engage in certain transactions that they would otherwise pursue. In order to avoid these conflicts and restrictions, our Advisors may choose to exit these investments prematurely and, as a result, we would forego any positive returns associated with such investments. To the extent that another client holds a different class of securities than us as a result of such transactions, our interests may not be aligned.

We plan to forego any benefit that could result from investing in companies controlled by affiliates’ other clients.

We do not expect to invest in, or hold securities of, companies that are controlled by affiliates’ other clients. We do not expect to pursue or hold investments in these companies even if our Advisors determine that these investments meet our investment objective and strategies. As a result, we will forego the opportunity to receive any positive returns associated with investing in companies controlled by affiliates’ other clients.

Risks related to business development companies

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a business development company.

As a business development company, the 1940 Act prohibits us from acquiring any assets other than certain qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition, and result of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions and correspondingly decrease our operating flexibility.

Regulations governing our operation as a business development company and RIC will affect our ability to raise capital, and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a business development company, therefore, we intend to issue equity continuously at a rate more frequent than our privately owned competitors, which may lead to greater shareholder dilution.

We may borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC, which would generally result in a corporate-level tax on any income and net gains. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common shareholders.

We are uncertain of our sources for funding our future capital needs. If we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses, and for payment of various fees and expenses such as management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. In addition, we will be required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders to maintain our RIC status. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason we may need to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. These sources of funding may not be available to us due to unfavorable economic conditions, which could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.

Risks related to our investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

We intend to pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors.

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Senior Debt. When we invest in senior debt, we will generally seek to take a security interest in the available assets of these portfolio companies, including in equity interests in any of their subsidiaries. There is a risk that the collateral securing our investments may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

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Subordinated Debt. Our subordinated debt investments will generally be subordinated to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our shareholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.

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Equity Investments. We expect to make selected equity investments. In addition, when we invest in senior and subordinated debt, we may acquire warrants or options to purchase equity securities or benefit from other types of equity participation. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We anticipate that substantially all of the investments held in our portfolio will hold a sub-investment grade rating by Moody’s Investors Service and/or Standard & Poor’s or, where not rated by any rating agency, may be below investment grade, if rated. Indebtedness of below investment grade quality is regarded as carrying a greater risk with respect to the issuer’s capacity to pay interest and repay principal.

To the extent original issue discount constitutes a portion of our income, we will be exposed to risks associated with the deferred receipt of cash representing such income.

Our investments may include original issue discount instruments. To the extent original issue discount constitutes a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	Original issue discount instruments may have unreliable valuations because the accruals require judgments about collectability.

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Original issue discount instruments may create heightened credit risks because the inducement to trade higher rates for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower.

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For accounting purposes, cash distributions to shareholders representing original issue discount income do not come from paid-in capital, although they are paid from the offering proceeds. Thus, although a distribution of original issue discount income comes from the cash invested by the shareholders, the 1940 Act does not require that shareholders be given notice of this fact.

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In the case of PIK “toggle” debt, the PIK election has the simultaneous effects of increasing the assets under management, thus increasing the base management fee, and increasing the investment income, thus increasing the incentive fee.

•	Original issue discount creates the risk of non-refundable cash payments to the advisor based on non-cash accruals that may never be realized.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Subordinated liens on collateral securing debt that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we will make in portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that we enter into with the holders of senior debt. Under such an inter-creditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Although we intend to generally structure certain of our investments as senior debt, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company or a representative of us or the Advisors sat on the board of directors of such portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors.

In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to, or exercise control or influence over the board of directors of, the borrower.

We generally will not control the business operations of our portfolio companies.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may impose certain restrictive covenants on our borrowers. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We will be exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. Since we may use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income.

In addition, due to the continuing effects of the prolonged economic crisis and recession that began in 2007, interest rates have recently been at or near historic lows. In the event of a significant rising interest rate environment, our portfolio companies with adjustable-rate loans could see their payments increase and there may be a significant increase in the number of our portfolio companies who are unable or unwilling to repay their loans. Investments in companies with adjustable-rate loans may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, our investments with fixed rates may decline in value because they are locked in at below market yield.

We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent such activities are not prohibited by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

We may acquire various structured financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our shareholders.

We may hedge against interest rate and currency exchange rate fluctuations by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to pay distributions to our shareholders.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior secured or second lien secured loans. A severe recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

Since the third quarter of 2007, global credit and other financial markets have suffered substantial stress, volatility, illiquidity and disruption. The financial services sector has been negatively impacted by significant write-offs as the value of the assets held by financial firms has declined, impairing their capital positions and abilities to lend and invest. Such value declines were exacerbated by widespread forced liquidations. Such forced liquidations impacted many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets and caused extreme economic uncertainty.

While financial conditions appear to have improved since March 2009, financial markets continue to experience disruption and volatility, economic activity has remained subdued and corporate interest rate risk premiums remain at historically high levels, particularly in the loan and high-yield bond markets, resulting in illiquidity in parts of the capital markets. A prolonged period of market illiquidity may have an adverse effect on our business, financial condition, results of operations and cash flows. In addition, unfavorable economic conditions, including rising interest rates, may also increase our funding costs, limit our access to capital markets or negatively impact our ability to obtain financing, particularly from the debt markets. Future financial market uncertainty could also lead to further financial market disruptions and could further impact our ability to obtain financing. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its debt financing and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We intend to invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:

•	have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;

•

may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•

may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•

are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

•

generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and members of the Advisors’ management may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

In addition, investments in private companies tend to be less liquid. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. These privately negotiated over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Also, under the 1940 Act, if there is no readily available market for these investments, we are required to carry these investments at fair value as determined by our board of directors. As a result if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, our Advisors or any of their respective affiliates have material nonpublic information regarding such portfolio company or where the sale would be an impermissible joint transaction. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

Finally, little public information generally exists about private companies and these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of our Advisors to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

We may not have the funds or ability to make additional investments in our portfolio companies.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant or other right to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, we prefer other opportunities, we are limited in our ability to do so by compliance with business development company requirements, or we desire to maintain our RIC status. Our ability to make follow-on investments may also be limited by our Advisors’ allocation policies. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders and result in losses.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management or incentive fees payable to the Advisors.

We may use leverage to finance our investments. The amount of leverage that we employ will depend on our Advisors’ and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our Advisors’ and our board of directors’ assessment of market and other factors at the time of any proposed borrowing.

Risks related to an investment in our common stock

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our board of directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value.

The purchase price at which you purchase shares will be determined at each closing date to ensure that the sales price is equal to or greater than the net asset value of our shares, after deducting selling commissions and marketing support fees. As a result, your purchase price may be higher than the prior subscription closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior subscription closing price. See “Determination of Net Asset Value.”

If we are unable to raise substantial funds in our ongoing, continuous “best efforts” offering, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

Our continuous offering is being made on a best efforts basis, whereby our Managing Dealer and participating broker-dealers are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. To the extent that less than the maximum number of shares is subscribed for, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

Our shares are not listed on an exchange or quoted through a quotation system, and will not be for the foreseeable future, if ever. Therefore, our shareholders will have limited liquidity and may not receive a full return of invested capital upon selling their shares.

Our shares are illiquid investments for which there is not a secondary market nor is it expected that any will develop in the future. On or before December 31, 2017, our board of directors must consider, but is not required to recommend, a liquidity event for our shareholders. A future liquidity event could include (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our shareholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. Certain types of liquidity events, such as a listing, would allow us to retain our investment portfolio intact while providing our shareholders with access to a trading market for their securities.

We do not know at this time what circumstances will exist in the future and therefore we do not know what factors our board of directors will consider in determining whether to pursue a liquidity event in the future. Prior to a liquidity event, our share repurchase program, if implemented, may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased.

Also, since a portion of the public offering price from the sale of shares in this offering will be used to pay expenses and fees, the full offering price paid by the shareholders will not be invested in portfolio companies. As a result, even if we do complete a liquidity event, you may not receive a return of all of your invested capital. If we do not successfully complete a liquidity event, liquidity for an investor’s shares will be limited to participation in our share repurchase program, which we have no obligation to commence, or, if commenced, to maintain.

If our shares are listed on a national securities exchange or quoted through a quotation system, we cannot assure you a public trading market will develop or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock, if listed, will trade at, above or below net asset value.

FINRA Rule 2310 requires certain disclosures regarding whether our affiliates have offered prior investment programs where the date or time period at which point the program might be liquidated was disclosed, and whether or not this target liquidity event did, in fact, timely occur. CNL Financial Group and its affiliates have offered and sold six non-traded public real estate investment trust, or REIT, programs and no prior business development companies, that were subject to FINRA Rule 2310. Three of the non-traded public REIT programs have gone full cycle to liquidation. For each program whose prospectus disclosed a date by which that program might be liquidated, that program was liquidated prior to such projected date. While non-traded public REIT programs offered by CNL Financial Group have never delayed a stated liquidity event beyond the date contemplated in the program’s offering document, we can offer no assurance that this will not happen in the future or that we will meet the investment objective established by us. KKR has never offered an investment program subject to the disclosure requirements contained in FINRA Rule 2310.

Our Managing Dealer in our continuous offering may be unable to sell a sufficient number of shares of common stock for us to achieve our investment objective. Our ability to conduct our continuous offering successfully is dependent, in part, on the ability of our Managing Dealer to successfully establish, operate and maintain relationships with a network of broker-dealers.

There is no assurance that our Managing Dealer will be able to sell a sufficient number of shares to allow us to have adequate funds to purchase a diversified portfolio of investments and generate income sufficient to cover our expenses.

The success of our public offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of our Managing Dealer to establish and maintain relationships with a network of licensed securities broker-dealers and other agents to sell our shares. If our Managing Dealer fails to perform, we may not be able to raise adequate proceeds through our public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

We intend, but are not required, to offer to repurchase your shares on a quarterly basis. As a result you will have limited opportunities to sell your shares and, to the extent you are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares.

Beginning 12 months after we meet the minimum offering requirement, we intend to commence tender offers, on approximately 10% of our weighted average number of outstanding shares in any 12-month period, to allow you to tender your shares on a quarterly basis at a price equal to our net asset value on the date of repurchase. The share repurchase program, if implemented, will include numerous restrictions that limit your ability to sell your shares. We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the issuance of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from the sale of our investments as of the end of the applicable period to repurchase shares. We will limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. To the extent that the number of shares put to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year. Our board of directors may amend, suspend or terminate the share repurchase program upon 30 days’ notice. We will notify you of such developments: (i) in our quarterly reports or (ii) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, even if we implement a share repurchase program, we will have discretion to not repurchase your shares, to suspend the program, and to cease repurchases. Further, the program may have many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders.

When we make quarterly repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in our offering. As a result, to the extent investors paid an offering price that includes the related sales load and to the extent investors have the ability to sell their shares pursuant to our share repurchase program, then the price at which an investor may sell shares, which will be at a price equal to our net asset value on the date of repurchase, may be lower than what an investor paid in connection with the purchase of shares in our offering.

In addition, in the event an investor chooses to participate in our share repurchase program, the investor will be required to provide us with notice of intent to participate prior to knowing what the net asset value per share will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell shares to us as part of our periodic share repurchase program, the investor will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

Because our Managing Dealer is an affiliate of CNL, its due diligence review of us is not considered independent. The absence of an independent due diligence review increases the risks and uncertainty you face as a shareholder.

Our Managing Dealer, CNL Securities Corp., is an affiliate of CNL. As a result, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review. Therefore, you do not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in an underwritten public securities offering. You may be able to rely on your own broker-dealer to make an independent review and investigation of the terms of this offering. If you are unable to so rely on your broker-dealer, however, you will not have the benefit of any independent review and evaluation of the terms of this offering by the Managing Dealer. In addition, we do not, and do not expect to, have research analysts reviewing our performance or our securities on an ongoing basis. Therefore, you will not have an independent review of our performance and the value of our common stock relative to other publicly traded companies.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

Before making investments, we will invest the net proceeds of our public offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements, and other high-quality debt instruments maturing in one year or less from the time of investment. This will produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objective may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective.

A shareholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

Our investors do not have preemptive rights to any shares we issue in the future. Our articles of incorporation authorizes us to issue up to 1,000,000,000 shares of common stock. Pursuant to our articles of incorporation, a majority of our entire board of directors may amend our articles of incorporation to increase the number of authorized shares of stock without shareholder approval. After an investor purchases shares, our board may elect to sell additional shares in the future, issue equity interests in private offerings, or issue share-based awards to our independent directors or employees of the Advisors. To the extent we issue additional equity interests at or below net asset value, after an investor purchases our shares, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the book value and fair value of his or her shares.

        Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below net asset value per share, which may be a disadvantage as compared with certain public companies. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the current net asset value of our common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our shareholders, and our shareholders, including a majority of those shareholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the fair value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our shareholders at that time will decrease, and you will experience dilution.

Preferred stock could be issued with rights and preferences that would adversely affect holders of our common stock.

This offering does not include an offering of preferred stock. However, under the terms of our articles of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without shareholder approval. In the event we issue preferred stock, this prospectus will be supplemented accordingly; however, doing so would not require a shareholder vote.

Certain provisions of the Maryland General Corporation Law could deter takeover attempts and have an adverse impact on the value of our common stock.

Under the Maryland General Corporation Law, certain statutory provisions permit a corporation that is subject to the Exchange Act and that has at least three outside directors to be subject to certain corporate governance provisions that may be inconsistent with our articles of incorporation and bylaws. Among other provisions, a board of directors may classify itself without the vote of shareholders. Further, the board of directors, by electing into certain statutory provisions and notwithstanding the articles of incorporation or bylaws, may: (i) provide that a special meeting of shareholders will be called only at the request of shareholders entitled to cast at least a majority of the votes entitled to be cast at the meeting, (ii) reserve for itself the right to fix the number of directors, and (iii) retain for itself sole authority to fill vacancies created by the death, removal, or resignation of a director. A corporation may be prohibited by its articles of incorporation or by resolution of its board of directors from electing any of these statutory provisions. We are not prohibited from implementing any or all of these statutory provisions.

In addition, our bylaws exempt us from the Maryland Control Share Acquisition Act, which significantly restricts the voting rights of control shares of a Maryland corporation acquired in a control share acquisition. If our board of directors were to amend our bylaws to repeal this exemption from the Maryland Control Share Acquisition Act, that statute may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction. Although we do not presently intend to adopt such an amendment to our bylaws, there can be no assurance that we will not so amend our bylaws at some time in the future. We will not, however, amend our bylaws to make us subject to the Maryland Control Share Acquisition Act without our board of directors determining that doing so would not conflict with the 1940 Act and obtaining confirmation from the SEC that it does not object to that determination.

Additionally, our board of directors may, without shareholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Our board of directors may also, without shareholder action, amend our articles of incorporation to increase the number of shares of stock of any class or series that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

Investing in our common stock involves a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The net asset value of our common stock may fluctuate significantly.

The net asset value and liquidity, if any, of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC or business development company status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

•	departure of either of our Advisors or certain of their respective key personnel;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Federal income tax risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To maintain RIC tax treatment under the Code, we must meet the following minimum annual distribution, income source and asset diversification requirements. See “Tax Matters.”

The minimum annual distribution requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We would also be taxed on any retained income and/or gains, including any short-term capital gains or long-term capital gains. We must also satisfy an additional annual distribution requirement during each calendar year in order to avoid a 4% excise tax on the amount of the under-distribution. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment, or could be required to retain a portion of our income or gains, and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities, or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind, or PIK, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require us to recognize income where we do not receive a corresponding payment in cash.

We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

FORWARD LOOKING STATEMENTS

Some of the statements in this prospectus may constitute forward-looking statements because they relate to future events or our future financial conditions. Words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The use of forecasts in this offering is prohibited. Any representations to the contrary or any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in this program is not permitted. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the effect of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with our Advisors and their respective affiliates;

•	the dependence of our future success on the general economy and its effect on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	the use of borrowed money to finance a portion of our investments;

•	the adequacy of our financing sources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of our Advisors to locate suitable investments for us and to monitor and administer our investments;

•	the ability of our Advisors and their respective affiliates to attract and retain highly talented professionals;

•	our ability to qualify and maintain our qualification as a RIC and as a business development company; and

•	the effect of changes to tax legislation and our tax position.

Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason. You are advised to consult any additional disclosures that we may make directly to you or through reports that we file with the SEC in the future, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

COMPANY PROFILE

We are a non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. Formed as a Maryland corporation on June 9, 2010, we are externally managed by CNL and KKR, which are collectively responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Both of our Advisors are registered as investment advisers with the SEC. We intend to elect to be treated, beginning with our first taxable year ending December 31, 2011, and intend to qualify annually thereafter, as a RIC under the Code.

Our investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. We anticipate that a substantial portion of our portfolio will consist of senior and subordinated debt, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. We may separately purchase common or preferred equity interests in transactions. Our portfolio is expected to include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments.

We will seek to build on the strong investment expertise and sourcing networks of our Advisors and adhere to an investment approach that emphasizes strong fundamental credit analysis and rigorous portfolio monitoring. We intend to be disciplined in selecting investments and focus on those opportunities that we perceive offer favorable risk/reward characteristics and relative value. We believe the market for lending is currently underserved and characterized by significant demand for capital and comparatively limited available funding, and that we will therefore have considerable opportunities as a provider of capital to achieve attractive pricing and terms on our investments. We are raising funds with the goal of serving our target market and capitalizing on what we believe is a compelling and sustained market opportunity.

We are issuing only shares of our common stock in this offering and there are no classes of securities that are currently senior to the shares in which you are investing. Each share of common stock has equal rights to distributions, voting, liquidation, and conversion. Our common stock is non-assessable such that there is no liability for calls or assessments, nor are there any preemptive or redemption rights in favor of existing shareholders. Our distributions are neither set at predetermined times nor at minimum rates. See “-- Shareholder Liquidity Strategy.”

Our Advisors

Our investment advisers are CNL, which is responsible for the overall management of our activities, and KKR, which is responsible for the day-to-day management of our investment portfolio. CNL provides its services under the Investment Advisory Agreement and under the Administrative Services Agreement, and KKR provides its services under the Sub-Advisory Agreement. The activities of both Advisors are subject to the supervision and oversight of our board of directors.

Our investment process is a collaborative effort between CNL and KKR and benefits from the combined business and specific industry knowledge, transaction expertise and deal-sourcing capabilities they bring. To facilitate communication and coordination, our Advisors will hold regular meetings to plan and discuss our investment strategy, potential investment opportunities, current market developments and investment goals. We believe their joint involvement in our business will provide us with substantial market insight and valuable access to investment opportunities.

About CNL

CNL is a subsidiary of CNL Financial Group, a leading private investment management firm providing global real estate and alternative investment opportunities. Since inception in 1973, CNL Financial Group or its affiliates have formed or acquired companies with more than $24 billion in assets. Over its history, CNL Financial Group has developed a contrarian investment philosophy that invests through various market cycles in a broad range of industries, asset classes and geographies. Its sponsorship and management of a wide range of investment programs has fostered extensive experience investing in and lending to companies operating in the retail, restaurant, health care, hotel, leisure and recreation industries.

CNL Financial Group has developed an investment philosophy that seeks to protect the downside, values quality over quantity and focuses on underserved, undercapitalized markets. By championing a long-term perspective that focuses on building partnerships that extend beyond one transaction, CNL has developed a broad network of business relationships which we will have access to and directly benefit from. CNL strives to create enduring value by applying its TIC Principle™, which focuses on investing in the right Talent to work on the right Ideas with the Capital they need to succeed. Based in Orlando, Florida, CNL Financial Group is indirectly owned and controlled by James M. Seneff, Jr.

CNL is a Florida corporation that has been continuously registered as an investment adviser since June 19, 1991. CNL draws upon CNL Financial Group’s long-standing history of investment and capital markets experience and is led by a team of senior investment professionals, who have extensive experience in commercial lending, investment banking, accounting, real estate and private equity investing. Services provided by CNL and its affiliates include advisory, acquisition, development, lease and loan servicing, asset and portfolio management, disposition, client services, capital raising, finance and administrative. We believe this expertise will be valuable in managing a publicly registered and reporting investment program. Historically, CNL has advised high-net-worth individuals, pension and profit sharing plans, pooled investment vehicles, government entities and charitable organizations.

About KKR

KKR is a subsidiary of KKR & Co., a leading alternative asset manager with $54.4 billion in assets under management as of June 30, 2010 and a history of leadership, innovation and investment excellence. Founded in 1976, KKR & Co. is a global firm with 14 offices and over 600 people, including 184 investment professionals as of June 30, 2010. It operates an integrated global platform for sourcing and executing investments across multiple industries, asset classes and geographies, and its executives are incentivized to think of KKR & Co. as “one firm” and to promote the success of all of its endeavors, including ours. Since its inception, KKR & Co. has completed more than 175 private equity transactions with a total transaction value of over $430 billion. As of June 30, 2010, it had $13.4 billion of corporate credit assets under management.

KKR & Co. operates with a single culture that rewards investment discipline, creativity, determination and patience and the sharing of information, resources, expertise and best practices across offices and asset classes, subject to well-defined information sharing policies and procedures. Because it believes that deep industry knowledge is integral to sourcing deals, working with portfolio companies and creating value for investors, its investment professionals are organized in industry-specific teams that focus on nine core industries which require specialized knowledge and experience. These teams conduct their own primary research, develop views on industry themes and trends and proactively work to identify companies in which to invest, often on an exclusive basis. We believe this industry approach allows investment teams to become experts within their sectors and build strong relationships with companies needing capital, while covering the full corporate credit space. The industry-specific teams are as follows:

• Consumer Products	• Media and Communications	• Hospitality & Real Estate

• Health Care	• Retail	• Energy and Natural Resources

• Industrial	• Technology	• Financial Services

KKR is a Delaware limited liability company that has been registered as an investment adviser with the SEC since October 15, 2008. It manages a specialty finance company and a number of investment funds, structured finance vehicles and separately managed accounts that invest capital in both liquid and illiquid credit strategies on behalf of some of the largest public and private pension plans, global financial institutions, university endowments and other institutional and public market investors. As of June 30, 2010, KKR had $13.4 billion of corporate credit assets under management and, with more than 30 investment professionals focused on corporate credit, tracked over 300 different borrowers. Its investment professionals utilize an industry and thematic approach to investing and benefit from access, where appropriate, to the broader resources and intellectual capital of KKR & Co.

Market Opportunity

We intend to pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. We believe that the size of the market and these companies’ demand for flexible sources of capital create an attractive investment environment for a number of reasons, including the following:

•

Current Economic Environment. Although financial conditions appear to have improved since March 2009, significant economic uncertainty remains. Because of this uncertainty, interest rate spreads remain at historically high levels as investors demand more compensation for taking credit risk, particularly in the corporate debt markets. Given these market conditions, it is our view that senior and subordinated debt transactions represent attractive investment opportunities.

•

General Reduction in Supply of Corporate Debt. The credit crisis that began in 2007 and other more recent market events have significantly impacted traditional sources of credit, reducing their ability to provide financing. We believe that the ongoing disruption in the credit markets has created an environment where liquidity and capital resources are increasingly scarce while the financing requirements of companies remain high. We believe that the scarcity of capital and the continuing need for financing will allow us to pursue more favorable economic terms, governance terms and covenants in comparison to those of other periods.

•

Large Amount of Corporate Debt Coming Due. We believe that up to $1 trillion of debt used to finance leveraged buyouts from 2005 to 2008 will need to be refinanced over the next five years as existing debt facilities mature. We believe that the need for refinancing, when combined with the scarcity of debt financing, should increase aggregate borrowing demand and lending opportunities for us.

Debt Maturities by Year

Source: Standard & Poor’s LCD and J.P. Morgan

•

Significant Private Equity Capital Available for New Transactions. In addition to general refinancing opportunities which rely heavily on debt financing for completion, we believe there is a large pool of committed but uninvested capital, both in the U.S. and globally, available for use in new private equity investments. Industry sources suggest that as of March 31, 2010, there was approximately $500 billion of private equity capital available for private equity investments in the United States alone. We expect that as a result of their investable capital, private equity firms will be active investors in U.S. medium- and large-sized companies over the next few years and will require significant amounts of debt to fund their transactions. Based on the average leverage employed in private equity transactions, we believe new transactions could drive demand for between $2 trillion and $2.5 trillion in new senior and subordinated debt over the next five to seven years. The following chart illustrates the estimated amount of unfunded buyout commitments over the past seven years:

Private Equity Commitments

Source: Preqin

•

Greater Demand for Non-Traditional Sources of Debt Financing. We believe that many traditional sources of debt are imposing significant conditions and less attractive pricing in their financing commitments since the recent financial crisis because of the strain the crisis has placed on their balance sheets. We believe that these institutions have also become less focused on building a constructive, long-term relationship with borrowers. Consequently, we believe there is an increasing trend for companies to seek financing from other sources, such as our company, that are able to develop trusted relationships with borrowers and offer a higher degree of certainty.

•

Lender Friendly Environment due to a Supply/Demand Imbalance for Corporate Debt. The significant need for financing at a time when the supply for corporate debt remains limited has created opportunities to achieve better pricing and terms while reducing overall risk. Compared to prior periods, corporate interest rate risk premiums are at relatively high levels while overall leverage in capital structures has decreased. Financing documents also generally include more stringent covenants, events of default and other terms that benefit lenders. We believe these dynamics create a favorable environment for generating superior risk-adjusted returns as a lender. The following chart illustrates the average debt multiples for large corporate leveraged buyout loans in the U.S. over the past 13 years and highlights the decline in average total debt multiples in buyouts since 2007:

Average Debt Multiples of Leveraged Buyout Loans of

U.S. Companies with EBITDA of More than $50 Million

Source: Standard & Poor’s LCD

Our Competitive Advantages

We believe we have the following competitive advantages over other capital providers that operate in the markets we target and will allow us to take advantage of the market opportunity we have identified:

•

Proprietary Sourcing and Deal Origination. Our Advisors, through their deep industry relationships and investment teams that actively source new investments, provide us with immediate access to an established source of proprietary deal flow. CNL and KKR have built leading franchises and deep relationships with major companies, financial institutions and other investment and advisory institutions for sourcing new investments. KKR’s investment professionals are also organized into industry groups that conduct their own primary research, develop views on industry themes and trends and proactively work to identify companies in which to invest, often on an exclusive basis. We believe that our Advisors’ broad networks and the internal deal generation strategies of their investment teams will create favorable opportunities to deploy capital across a broad range of originated transactions that have attractive investment characteristics.

•

Focusing on Preserving Capital and Minimizing Losses. We believe that protecting principal and avoiding capital losses are critical to generating attractive risk-adjusted returns. Toward that end, our investment process will: (i) utilize our Advisors’ proprietary knowledge and deep industry relationships to identify attractive prospective portfolio companies, (ii) conduct rigorous due diligence to evaluate the creditworthiness of, and potential returns from, credit investments in such portfolio companies, (iii) stress test prospective investments to assess the viability of potential portfolio companies in a downside scenario and their ability to repay principal and (iv) structure investments and design covenants and other rights that anticipate and mitigate issues identified through this process.

•

Experienced Management and Investment Expertise. Each of our Advisors brings with it more than 30 years of investment experience that spans a broad range of economic, market and financial conditions. By accessing their combined resources, skills and experience, we believe we will benefit from CNL’s contrarian investment philosophy of focusing on underserved, undercapitalized markets and KKR’s rigorous investment approach, industry expertise, and experience investing throughout a company’s capital structure.

•

Disciplined Credit Analysis and Portfolio Monitoring. Our Advisors provide us with immediate access to an established platform for evaluating investments, managing risk and focusing on opportunities that generate superior returns with appropriate levels of risk. Through KKR, we will benefit from an investment infrastructure that currently employs 184 investment professionals, including more than 30 credit-focused investment professionals that currently track over 300 corporate credits. This platform should allow for intensive due diligence to filter investment opportunities and help select investments that offer the most favorable risk/reward characteristics.

•

Versatile Transaction Structuring and Flexible Capital. Our Advisors have experience and expertise in evaluating and structuring investments at all levels of a company’s capital structure and with varying features, providing numerous tools to manage risk while preserving opportunities for income and capital appreciation. We will seek to capitalize on this expertise to produce an investment portfolio that performs in a broad range of economic conditions while meeting the unique needs of a broad range of borrowers. While we will be subject to regulation as a business development company, we will not be subject to many of the regulatory limitations that govern traditional lending institutions. As a result, we believe that we can be more flexible in selecting and structuring investments and adjusting investment criteria. We believe borrowers view this flexibility as a benefit, making us an attractive financing partner.

•

Long-Term Investment Horizon. We believe that our flexibility to make investments with a long-term view provides us with the opportunity to generate favorable returns on invested capital and expands the types of investments that we may consider. The long-term nature of our capital helps us avoid disposing of assets at unfavorable prices and we believe makes us a better partner for portfolio companies.

•

Limited Leverage. We anticipate maintaining a relatively low level of leverage compared to traditional financial institutions and many unregulated investment funds. We believe that limiting our leverage will reduce volatility and risk in our portfolio. Furthermore, by maintaining prudent leverage levels, we believe we will be better positioned to weather market downturns. We do not foresee at any time exceeding the 50% loan to value requirement of the 1940 Act.

•

No Legacy Portfolio. As a newly formed company, we have not been adversely affected by the financial crisis that began in 2007 and do not hold a legacy portfolio that includes deteriorated credits, unfavorable pricing or other unattractive terms. We believe this provides us with a significant competitive advantage as we will be able to deploy our available capital into investments that are structured or priced to reflect current, rather than historical, market conditions and expectations. Without any legacy investments, we expect to be able to focus our efforts on sourcing and accessing new investments rather than managing historical positions.

Investment Types

We intend to focus primarily on investments in senior and subordinated debt of eligible portfolio companies, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may be secured in varying degrees of priority or may be unsecured. We may also invest in common or preferred equity of portfolio companies or hold instruments that convert into such securities. The following diagram illustrates the placement of these investments lie in a typical portfolio company’s capital structure.

Typical Capital Structure Diagram

Senior debt is situated at the top of the capital structure and typically has the first claim on the assets and cash flows of a company followed by subordinated debt, preferred equity and common equity, respectively. Other than common equity, each category of investment may be further divided into different classes of holders that have different rankings, or priorities, among themselves. Due to this priority of cash flows, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for assuming the risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. We will rely on our Advisors’ experience to structure investments, possibly using all levels of the capital structure, which we believe will perform in a broad range of economic environments.

Our Investment Strategy

Our investment strategy focuses on creating an investment portfolio that generates superior risk-adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring our portfolio. When evaluating an investment, we use the resources of our Advisors to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value. We believe that a flexible approach to investing allows us to take advantage of opportunities that offer the most favorable risk/reward characteristics. Except as restricted by the 1940 Act or the Code, we deem all of our investment policies to be non-fundamental, which means that they may be changed by our board of directors without shareholder approval.

Investment Approach

We analyze corporate debt investments both from the “top-down” and the “bottom-up.” Our top-down analysis involves a macroeconomic analysis of relative asset valuations, long-term industry trends, business cycles, interest rate expectations, credit fundamentals and technical factors to target specific industry sectors and asset classes in which to invest. Our bottom-up analysis includes a rigorous analysis of the credit fundamentals and capital structure of each portfolio company considered for investment and a thorough review of the impact of credit and industry trends and dislocation events on a potential investment.

Our Transaction Process

Sourcing and Selecting Investments

We expect our relationships with our Advisors to provide us with immediate access to established sources of deal flow. We expect to benefit from transaction opportunities that arise in the ordinary course from their strong brands, established investment infrastructure, significant amounts of investable capital, and deep relationships with leading executives at major companies, financial institutions and other investment and advisory institutions who are seeking capital or participating in the capital formation process. To enhance our opportunities and increase the amount of investments that we may consider, we intend to further capitalize on proprietary investment opportunities that KKR identifies and develops through primary research, industry activities and deal sourcing skills of its investment professionals.

Due Diligence

Once a potential investment has been identified, the relevant investment team will screen the opportunity and make a preliminary determination concerning whether to proceed with a more comprehensive due diligence review. Because KKR is responsible for the day-to-day operations of our investment portfolio, its professionals will lead our due diligence processes. The objective of the due diligence process is to identify attractive investment opportunities based on the facts and circumstances surrounding an investment and identify applicable business, financial, tax, accounting, structural, legal or other issues in order to determine whether an investment is suitable.

When evaluating the suitability of a debt investment, we intend to employ an ownership-oriented, “private equity” approach to credit underwriting and subject each investment to a rigorous credit analysis. This review will consider industry dynamics, the issuer’s competitive position, the quality and track record of the issuer’s management team, margin stability, industry and company trends, pricing terms, expected returns, credit structure, credit ratings, and historical and projected financial data. KKR’s investment professionals may meet with management or use the services of outside advisors and industry experts as appropriate to assist them in the due diligence process. We expect to have access to the full available resources of both our Advisors, including KKR & Co. professionals that focus on other asset classes where appropriate and permitted under information barriers and ethical walls.

Transaction Structuring and Execution

In addition to due diligence, we believe that structuring transactions appropriately is a key factor to producing strong investment results under any economic conditions. Accordingly, we will actively consider transaction structures and seek to process and negotiate terms that provide opportunities for superior risk-adjusted returns while still addressing the financing and business needs of the prospective portfolio company. To accomplish this goal, we will work with the management teams and other financing providers to structure a financing package that will work for all parties and establish how an investment is expected to perform relative to other sources of capital. Relevant investment features may include investment seniority, collateral packages, cash interest payments, PIK interest payments, amortization schedules for principal repayments, redemption features, maturity dates, sinking fund provisions, covenants and pricing terms.

In the case of debt investments, we will seek to structure each transaction in a manner that protects our rights and manages our risk while creating incentives for the prospective portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a more senior position in the capital structure of our portfolio companies, we may limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	incorporating “put” rights and “call protection” into the investment structure; and

•

negotiating affirmative and negative covenants, default penalties, lien protection, change of control provisions and other creditor rights that protect our capital while affording the portfolio company as much flexibility in managing its business as is prudent.

Our debt investments may be accompanied by warrants, options or other forms of equity participation that provide additional consideration or “upside” in a transaction. Because warrants and other similar rights generally require only a nominal cost to exercise, they may generate additional investment returns with little incremental cost to us. We may also structure warrants and other similar rights to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we may also obtain registration rights in connection with these investments that enhance the transferability of our investment.

Each investment that we make will require the approval of both of our Advisors. Once an investment has received the approval of both our Advisors, the transaction may be effected. Certain affiliated co-investment transactions may also require review and approval by our independent directors. See “Management.”

Monitoring Investments

Our Advisors intend to meet regularly to discuss and review our portfolio. Because KKR is responsible for the day-to-day management of our portfolio, its professionals will lead our ongoing portfolio monitoring process using daily, quarterly and annual analyses for our investments. Daily analyses are expected to include morning market meetings, industry and company pricing runs, industry and company reports. Quarterly analyses are expected to include the preparation of quarterly operating results, reconciliations of actual results to projections and updates to financial models (including baseline and stress cases). Annual analyses are expected to involve preparing annual credit memoranda, conducting internal audits and testing compliance with monitoring and documentation requirements.

As a business development company, we are required to offer and provide managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our Advisors or our administrator will make available such managerial assistance, on our behalf, to our portfolio companies whether or not they request this assistance.

Exiting Investments

We will seek to invest in companies that can generate consistent cash flow to repay their loans while maintaining growth in their businesses. We expect this internally generated cash flow to be a key means through which we will receive timely payment of interest and loan principal. Additionally, we will attempt to invest in portfolio companies whose business models and growth prospects offer attractive exit possibilities via third-party transactions, including sales to strategic or other buyers and initial public offerings of common stock. Such third-party transactions may be particularly important in realizing capital gains through the equity portions of our investments. We may also seek to exit investments in secondary market transactions when price targets are achieved or circumstances otherwise warrant.

Characteristics of Investments

While we intend to consider each investment opportunity independently, we generally will focus on companies that share the following characteristics:

•

Enterprise Size. We will seek to provide capital to medium- and large-sized companies, which typically have more defensible market positions, stronger franchises and operations and better credit characteristics relative to their smaller peers. Although there are no strict lower or upper limits on the enterprise value of a company in which we may invest, we expect to focus on companies with enterprise values ranging from $100 million to $4 billion. We use the term “enterprise value” to refer to the acquisition value of an entire company based on the combined debt and equity value of such company.

•

Capital Structure. We anticipate that our portfolio will consist primarily of senior and subordinated debt, which may in some cases be accompanied by warrants, options, equity co-investments, or other forms of equity participation. We will seek to invest in companies that generate free cash flow at the time of our investment and benefit from material investments from well-known equity investors.

•

Management Team. We intend to prioritize investing in companies with strong, existing management teams that we believe have a clear strategic vision, long-standing experience in their industry and a successful operating track record. We expect to favor companies in which management’s incentives appear to be closely aligned with the long-term performance of the business, such as through equity ownership.

•

Stage of Business Life Cycle. We intend to seek mature, privately owned businesses that have long track records of stable, positive cash flow. We do not intend to invest in start-up companies or companies with speculative business plans.

•

Industry Focus. While we will consider opportunities within all industries, we will prioritize industries having, in our view, favorable characteristics from a lending perspective. For example, we will seek companies in established industries with stable competitive and regulatory frameworks, where the main participants enjoy predictable, low-volatility earnings. We expect to give less emphasis to industries that are frequently characterized by less predictable and more volatile earnings.

•

Geography. As a business development company under the 1940 Act, we will focus on and invest at least 70% of our total assets in U.S. companies. To the extent we invest in foreign companies, we intend to do so in accordance with 1940 Act limitations and only in jurisdictions with established legal frameworks and a history of respecting creditor rights, including countries that are members of the European Union, as well as Canada, Australia and Japan.

While we believe that the criteria listed above are important in identifying and investing in portfolio companies, we will consider each investment on a case-by-case basis. It is possible that not all of these criteria will be met by each company in which we invest. Investment sizes will vary as our capital base changes and will ultimately be at the discretion of our Advisors subject to oversight by our board of directors. Prior to raising significant capital, we may make smaller investments and focus on syndicated leveraged loans and high-yield bonds.

We expect that the senior debt we invest in will generally have stated terms of three to ten years and that the subordinated debt we invest in will generally have stated terms of five to ten years. However, there is no limit on the maturity or duration of any investment in our portfolio. We anticipate that substantially all of the investments held in our portfolio will have either a sub-investment grade rating by Moody’s Investors Service and/or Standard & Poor’s or will not be rated by any rating agency.

Other Factors Affecting Portfolio Construction

As a business development company that is regulated under the 1940 Act and intends to qualify annually as a RIC under the Code, our investment activities will be subject to certain regulatory restrictions that will shape our portfolio construction. These restrictions include requirements that we invest our capital primarily in U.S. companies that are privately owned, as well as investment diversification and source of income criteria that are imposed by the Code.

In addition, we generally will not be permitted to co-invest alongside certain affiliates of our Advisors in privately negotiated transactions unless we obtain an exemptive order from the SEC. We intend to seek such an exemptive order, although there is no assurance that we will obtain the requested relief. Before receiving relief, we will only participate in co-investments that are allowed under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, which could limit the types of investments that we may make. See “Risk Factors-Risks related to our Advisors and their respective affiliates.” We currently do not intend to invest in or hold securities of companies that are controlled by affiliates of our Advisors.

Shareholder Liquidity Strategy

On or before December 31, 2017, our board of directors must consider, but is not required to recommend, a liquidity event for our shareholders. A liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our shareholders will receive cash or shares of a publicly traded company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. Certain types of liquidity events, such as one involving a listing of our shares on a national securities exchange, would allow us to retain our investment portfolio intact. If we determine to list our securities on a national securities exchange, we expect to, but are not required to, maintain our external management structure.

In making a determination of whether a liquidity event is in the best interest of the shareholders, our board may consider a variety of criteria, including such factors as market conditions, the trading prices of other comparable vehicles that are publicly traded, portfolio diversification, portfolio performance, our financial condition, potential access to capital and the potential for shareholder liquidity. At this time, we do not know what circumstances will exist in the future and therefore we do not know what factors our board of directors will consider in determining whether to pursue a liquidity event in the future.

Prior to a liquidity event, our share repurchase program, if implemented, may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. A liquidity event involving a merger or sale of all or substantially all of our assets would require the approval of our shareholders in accordance with our Articles. See “Share Repurchase Program” for a detailed description of the share repurchase program.

Legal Proceedings

We, our Advisors and our Managing Dealer are involved in various legal proceedings, lawsuits or claims incidental to the conduct of our or their respective businesses. Our business and the businesses of our Advisors and Managing Dealer are also subject to extensive regulation, which may result in regulatory proceedings. Legal proceedings, lawsuits, claims and regulatory proceedings are subject to many uncertainties and their ultimate outcomes are not predictable with assurance. While our Advisors and our Managing Dealer have not reached a final conclusion regarding the ultimate outcome of these matters, we do not currently believe that there are pending legal proceedings material to our business, including any proceeding instituted by a governmental authority, to which we, our Advisors or the Managing Dealer is a party nor are there any such proceedings known to be contemplated by a governmental authority.

MANAGEMENT

Board of Directors

Our business is managed under the direction of our board of directors. The responsibilities of the board of directors include the oversight of our investment activities, quarterly valuations of our assets, financing arrangements and corporate governance activities. The board of directors currently has an independent director committee, an audit committee and a governance committee, and it may establish additional committees from time to time as necessary to fulfill their obligations. Our board of directors will initially consist of five members, three of whom are not “interested persons” as defined in the 1940 Act, which means that they are not affiliated with either us or our Advisors. In this prospectus, we refer to the directors that are not “interested persons” as our independent directors.

Information regarding our board of directors is set forth below. Unless otherwise noted, the address for each director is c/o Corporate Capital Trust, Inc., 450 South Orange Ave., Orlando, Florida 32801.

Name	Age		Position	Director Since
Interested Directors
Thomas K. Sittema	52		Chairman	2010
Matthew W. King	31		Director	2010
Independent Directors
[TBD]	[	]	Director	2010
[TBD]	[	]	Director	2010
[TBD]	[	]	Director	2010

Interested Directors

Thomas K. Sittema serves as a Director and Chairman of our board of directors. He also serves as director and investment committee member of CNL Fund Advisors Company. In addition, Mr. Sittema currently serves as director of CNL Financial Group, Inc. and director and/or an officer of various affiliates of CNL Financial Group, Inc., including CNL Real Estate Group, Inc. and CNL Securities Corp., a FINRA registered broker-dealer. Mr. Sittema joined CNL Financial Group, Inc. in 2009 and is responsible for the overall management of its investments. From 1982 to 2009, he served in various roles with Bank of America Corporation and predecessors including NationsBank, NCNB and affiliate successors. Most recently he served as managing director of real estate, gaming, and lodging investment banking for Bank of America Merrill Lynch. Mr. Sittema joined the real estate investment banking division of Banc of America Securities at its formation in 1994 and initially assisted in the establishment and build-out of the company’s securitization/permanent loan programs. He also assumed a corporate finance role with the responsibility for mergers and acquisitions, or M&A, advisory and equity and debt capital raising for his client base. Throughout his career, Mr. Sittema has led numerous M&A transactions, equity offerings and debt transactions including high grade and high yield offerings, commercial paper and commercial mortgage-backed security conduit originations and loan syndications. Mr. Sittema received his B.A. in Business Administration from Dordt College, and an M.B.A. with a concentration in Finance from Indiana University.

Mr. Sittema was selected as one of our two interested directors because of his extensive investment banking experience, particularly with regard to equity offerings, debt transactions and loan syndications. His experience with advisory and capital raising on behalf of clients is particularly relevant to his directorship and, we believe, will provide us with exceptional experience upon which to draw. Mr. Sittema’s experience in this regard should provide value to our board of directors in its assessment and management of risk. In addition, we believe that Mr. Sittema’s experience as an investment advisory representative will be valuable to our board of directors in its oversight of our regulatory and compliance requirements as well as its exercise of fiduciary duties to us and our shareholders.

Matthew W. King serves as a Director. Mr. King joined KKR & Co. in 2003 and is a director of KKR Asset Management LLC. Mr. King leads KKR Asset Management LLC’s business development initiatives and is in charge of KKR Asset Management LLC’s portfolio operations. In this role, Mr. King is responsible for driving significant revenue and profitability growth through improved marketing, new product development, and the creation of new investment strategies. Mr. King also oversees KKR Asset Management LLC’s portfolio risk and analytics function. Prior to this role, Mr. King was a principal at KKR Capstone, where he was involved with Accellent, PRIMEDIA, Sealy, Visant and Yellow Pages Group. In this role, Mr. King was responsible for driving revenue and profit growth for the portfolio companies by developing and executing operational improvements across all aspects of the respective businesses including sales, marketing, and manufacturing. Mr. King was also a member of the healthcare industry group and led the operational due diligence for a number of successful buyout transactions. Mr. King joined KKR & Co. from McKinsey & Company where he worked from 2001 to 2003. While at McKinsey & Company, Mr. King worked in a broad range of industries from insurance to petroleum. Mr. King was also a member of the board of directors of Sealy Corporation from 2009 until October 2010. Mr. King holds a B.S. in Mechanical Engineering and a B.S. in Economics, summa cum laude, from North Carolina State University.

Mr. King was selected as one of our two interested directors because of his prior experience on the board of directors of a public company. Equally significant is his knowledge and experience with business development initiatives and with portfolio risk management and analytics, both which we believe are key qualifications for providing sound direction and leadership. Mr. King also possesses experience in developing and executing operational improvements and conducting due diligence, which we believe will be invaluable to the oversight of our portfolio investment processes.

Independent Directors

Director 1 - TBD

Director 2 - TBD

Director 3 - TBD

Compensation of Directors

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. After the minimum offering requirement is met, our independent directors will begin receiving compensation in connection with their service. We will not pay compensation to our interested directors. Each independent director is expected to receive from us an annual retainer and a separate fee for each general board and committee meeting attended. In addition, the independent directors will be reimbursed for reasonable out-of-pocket expenses incurred in connection with attending board and committee meetings. Each independent director will serve as chairman of one of our separate committees and will receive an additional annual retainer for this service. There are no pension or retirement benefits being offered to our directors.

Board Committees

In addition to serving on our board of directors, our directors will also serve on one or more of the following committees which have been established to by our board of directors to handle certain designated responsibilities. The board of directors has designated a chairman of each committee. The board of directors may establish additional committees, change the membership of any committee, fill all vacancies, and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in our best interest.

Independent Director Committee. Our independent director committee consists of all of our independent directors. [            ] serves as chairman of the independent director committee. The independent director committee assists the board of directors by acting as a liaison between the board of directors and our principal service providers, including without limitation, our Advisors. The independent director committee is responsible for assessing the flow of information between our management and the board of directors and overseeing the annual approval process of the Investment Advisory Agreement, the Administrative Services Agreement, the Sub-Advisory Agreement and the Managing Dealer Agreement. The independent director committee is also responsible for addressing conflict of interest matters and directing the retention of any consultants that the board of directors may deem necessary or appropriate. This committee is also responsible for the final approval of any portfolio company investments that might indicate a conflict of interest between us and an affiliate of us in circumstances where approval of such investments by a majority of our independent directors is required under the 1940 Act.

Audit Committee. The members of our audit committee are [            ], [            ], and [            ], each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. [            ] serves as chairman of the audit committee. Our board of directors has determined that [            ] is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee operates pursuant to a written charter and meets periodically as necessary. A copy of the audit committee’s charter is available on our website: www.corporatecapitaltrust.com. The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting.

Nominating and Governance Committee. The members of our nominating and governance committee are [            ], [            ], and [            ], each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act. [            ] serves as chairman of the nominating and governance committee. The nominating and governance committee operates pursuant to a written charter and meets periodically as necessary. A copy of the nominating and governance committee’s charter is available on our website: www.corporatecapitaltrust.com. The nominating and governance committee is responsible for selecting, researching, and nominating directors for election by our shareholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. Our nominating and governance committee will consider shareholders’ proposed nominations for directors.

Board Leadership Structure

Our business and affairs are managed under the direction of our board of directors. Among other things, our board of directors sets broad policies for us and approves the appointment of our investment advisers, administrator and officers. The role of our board of directors, and of any individual director, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, our board of directors may designate one of our directors as chair to preside over meetings of our board of directors and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our board of directors. Presently, Mr. Sittema serves as chairman of our board of directors and is an “interested person” by virtue of his employment relationship with CNL Financial Group. We believe that it is in the best interests of our shareholders for Mr. Sittema to serve as chair of our board of directors because of his significant experience in matters of relevance to our business. Our board of directors has determined that the compositions of the audit committee and the independent director committee are appropriate means to address any potential conflicts of interest that may arise from the chair’s status as an interested person of us. We believe that our board of directors’ flexibility to determine its chair and reorganize its leadership structure from time to time is in the best interests of us and our shareholders.

Each year, our independent directors will designate an independent director to serve as the lead independent director on our board of directors. The designation of a lead independent director is for a one-year term and a lead independent director may not succeed himself or herself in that position. If the lead independent director is unavailable for a meeting, his or her immediate predecessor will serve as lead independent director for such meeting. The lead independent director will preside over meetings of our independent director committee. The lead independent director will also serve as a liaison between our independent director committee and our management on a wide variety of matters, including agenda items for our board of directors meetings. Designation as such does not impose on the lead independent director any obligations or standards greater than or different from those of our other directors.

All of the independent directors play an active role on the board of directors. The independent directors compose a majority of our board of directors and will be closely involved in all material deliberations related to us. Our board of directors believes that, with these practices, each independent director has an equal involvement in the actions and oversight role of our board of directors and equal accountability to us and our shareholders. Our independent directors are expected to meet separately (i) as part of each regular board of directors meeting and (ii) with our chief compliance officer, as part of at least one board of directors meeting each year. Our independent director committee may hold additional meetings at the request of the lead independent director or another independent director.

Our board of directors believes that its leadership structure—a chair of our board of directors who is separate from our chief executive officer, a lead independent director and committees led by independent directors—is the optimal structure for us at this time. Our board of directors, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Board Role in Risk Oversight

Our board of directors will oversee our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Our board of directors will implement its risk oversight function both as a whole and through its committees. In the course of providing oversight, our board of directors and its committees will receive reports on our and our Advisors’ activities, including reports regarding our investment portfolio and financial accounting and reporting. Our board of directors will also receive a quarterly report from our chief compliance officer, who reports on our compliance with the federal and state securities laws and our internal compliance policies and procedures as well as those of our Advisors, Managing Dealer, administrator and transfer agent. The audit committee’s meetings with our independent public accounting firm will also contribute to its oversight of certain internal control risks. In addition, our board of directors will meet periodically with our Advisors to receive reports regarding our operations, including reports on certain investment and operational risks, and our independent directors will be encouraged to communicate directly with senior members of our management.

Our board of directors believes that this role in risk oversight is appropriate. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of us, our Advisors and our other service providers.

Our Investment Advisors and Executive Officers

As an externally managed business development company, we will rely on the services of CNL as investment advisor under the Investment Advisory Agreement and the services of KKR as investment advisor under the Sub-Advisory Agreement. CNL will also provide administrative services to us under the Administrative Services Agreement. In connection with its services, CNL has also agreed to provide us with personnel to serve as our appointed officers. While employed by CNL, our appointed officers will serve on behalf of our company and consist of our chief executive officer, chief financial officer, senior vice president and chief compliance officer. We do not pay any compensation to any of our executive officers, with the exception of compensation paid to our chief compliance officer and our chief financial officer, who are paid by CNL subject to reimbursement by us pursuant to the Administrative Services Agreement.

Messrs. Sittema and King, our two interested directors, will be among the senior executives of CNL and KKR who provide services to us on behalf of our investment advisors. Biographies for the senior members of the CNL and KKR teams who provide services to us are set out below. These include the individuals who will be responsible for the overall management of our activities and the day-to-day management of our investment portfolio. Unless otherwise noted, the address for each executive officer is c/o Corporate Capital Trust, Inc., 450 South Orange Ave., Orlando, Florida 32801.

CNL Team

Robert A. Bourne serves as a director and investment committee member of CNL Fund Advisors Company. Mr. Bourne also serves as director and vice chairman of CNL Financial Group, Inc. and as director and/or an officer of various affiliates of CNL Financial Group, Inc., including CNL Capital Markets Corp., CNL Securities Corp., a FINRA registered broker-dealer and CNL Bancshares, Inc. Previously Mr. Bourne served as CNL Financial Group, Inc.’s president from 1995 to 2006 and treasurer from 1984 to 2006 and served as CNL Securities Corp.’s chief executive officer of from 2004 to 2009. Mr. Bourne is also a director, vice chairman of the board of directors, and treasurer of CNL Lifestyle Properties, Inc., a public, non-traded real estate investment trust, as well as a director and president of CNL Income Member Corp. the managing member of CNL Lifestyle Company, LLC, its adviser. Mr. Bourne is also chief executive officer of CNL Macquarie Global Growth Trust, Inc. and Macquarie CNL Global Income Trust, Inc., both of which are public, non-traded, and intend to qualify as real estate investment trusts. Mr. Bourne previously served as a director and vice chairman of the board of directors of multiple real estate investment trusts, including CNL Hotels & Resorts, Inc., CNL Retirement Properties, Inc., Trustreet Properties, Inc., and CNL Restaurant Properties, Inc. and was trustee and chairman of the board of trustees of The CNL Funds, an open-end mutual fund. Mr. Bourne currently serves on the Lake Highland Preparatory School Foundation board of directors; Steadman Philippon Research Institute board of directors and the Owen Board of Visitors, Vanderbilt University. Mr. Bourne graduated with honors from Florida State University with a B.A. in Accounting.

Andrew A. Hyltin serves as our Chief Executive Officer and President. Mr. Hyltin also currently serves as chief executive officer, president and investment committee member of CNL Fund Advisors Company. Mr. Hyltin joined CNL Financial Group, Inc. in 2001 and has extensive commercial lending and investment banking experience. Mr. Hyltin is also currently president and chief investment officer of CNL Private Equity Corp. In this role, Mr. Hyltin is responsible for the overall management of its portfolio of private offerings and alternative investments. From 2009 to 2010, Mr. Hyltin served as president to The CNL Funds, an open-end mutual fund. Mr. Hyltin also serves as a director of the Florida Opportunity Fund, a non-profit corporation developed in response to the Florida Capital Formation Act that seeks to increase early stage capital and technology commercialization in Florida. Mr. Hyltin has a B.A. in Finance from Texas Christian University.

Paul S. Saint-Pierre serves as our Chief Financial Officer, Treasurer and Secretary. Mr. Saint-Pierre also currently serves as chief financial officer, chief compliance officer and senior vice president of CNL Fund Advisors Company. Mr. Saint-Pierre joined CNL Financial Group, Inc. in 2007 and has significant investment research and strategy, investment banking, financial management and reporting experience. From 2007 to 2010, Mr. Saint-Pierre served as Treasurer to The CNL Funds, an open-end mutual fund. From 2007 to 2008, Mr. Saint-Pierre served as senior vice president and chief financial officer of CNL Fund Management Company, a sub-adviser to a public, non-traded real estate investment trust. From 2005 to early 2007, Mr. Saint-Pierre served as chief financial officer of Hovnanian Land Investment Group, a land development and institutional investment firm. Previously, Mr. Saint-Pierre served as executive vice president of Wall Street Realty Capital, a real estate investment banking firm, including Wall Street Realty Securities, Inc., a FINRA registered broker-dealer. Mr. Saint-Pierre received his B.A. from Michigan State University and an M.B.A. from University of California, Berkeley.

Deryck A. Harmer serves as our Senior Vice President. In addition, Mr. Harmer currently serves as senior vice president and investment committee member of CNL Fund Advisors Company. Mr. Harmer joined CNL Financial Group, Inc. in 2003 and has managed investments across a number of asset classes and sectors. Mr. Harmer is also senior vice president for CNL Private Equity Corp. In this role, Mr. Harmer leads its business development initiatives which include evaluating alternative investment strategies and creating innovative investment programs. From 2003 to 2004, Mr. Harmer worked with CNL Real Estate & Development Corp. where he supported a variety of projects including the development of a 1,300 acre master-planned community in Orlando, Florida. Between 2002 and 2003, Mr. Harmer worked at PricewaterhouseCoopers in New York where he performed tax services for a broad range of companies. Mr. Harmer has a B.S., summa cum laude, in Accounting from Florida State University and an M.B.A. with a concentration in Finance from Rollins College.

Mark V. Petersen serves as our Senior Vice President. In addition, Mr. Petersen currently serves as senior vice president of CNL Fund Advisors Company. Mr. Petersen rejoined CNL Financial Group, Inc. in 2010 and has significant marketing and sales, equity fund raising and capital markets experience. From 2008 to 2010, Mr. Petersen served as executive vice president for business development of FS2 Capital Partners, LLC, a FINRA registered broker-dealer and a subsidiary of Franklin Square Capital Partners. From 2007 to 2008, Mr. Petersen served as vice president of William Blair & Company, L.L.C. within their private fund placement group. From 2005 to 2007, Mr. Petersen served as managing director of Madison Harbor Capital, LLC, a real estate investment management firm. From 1990 through 2005, Mr. Petersen served multiple executive sales roles within CNL’s capital markets business units, including senior vice president of CNL Capital Markets Corp., executive vice president of CNL Institutional Advisors, Inc. and senior vice president of CNL Securities Corp., a FINRA registered broker-dealer. Mr. Petersen received his B.B.A. in Finance from University of Texas at Arlington and his M.B.A. in Finance from Baylor University in 1984.

Chief Compliance Officer - TBD

KKR Team

        William C. Sonneborn joined KKR & Co. in 2008 and is a member of KKR & Co. Mr. Sonneborn leads KKR Asset Management LLC and also currently serves as the chief executive officer of KKR Financial Corp. Prior to joining KKR & Co., Mr. Sonneborn spent over ten years at The TCW Group, Inc., most recently as president and chief operating officer and chief executive officer of The TCW Funds, Inc., or TCW Funds and a member of the executive committee of Societe Generale Asset Management, S.A., the parent of The TCW Group, Inc. His responsibilities at The TCW Group, Inc. and TCW Funds included overseeing and developing portfolio management, operations, and sales and marketing in both traditional and alternative investments. Mr. Sonneborn has also served as member of the board of directors of The TCW Group, Inc., TCW Strategic Income Fund, and Sompo Japan Asset Management in Tokyo, Japan. Prior to joining The TCW Group, Inc., Mr. Sonneborn spent six years in investment banking at Goldman, Sachs & Co. in both New York and Hong Kong, where he predominantly focused on executing mergers and acquisitions for financial institutions. Mr. Sonneborn graduated with honors from Georgetown University and received a B.S. in Finance.

        Frederick M. Goltz joined KKR & Co. in 1995 and is a member of KKR & Co. Mr. Goltz was previously co-head of KKR & Co.’s energy and natural resources industry team and played a significant role in the development of many of the themes pursued by KKR & Co. in the energy sector, including those related to integrated utilities, merchant generation, and oil and gas exploration and production. Mr. Goltz was involved in KKR & Co.’s investment in Texas Genco Holdings LLC as well as Energy Future Holdings Corporation. Mr. Goltz also serves as head of KKR & Co.’s mezzanine business. Prior to joining KKR & Co. in 1995, Mr. Goltz was with Furman Selz Incorporated in its corporate finance department. Mr. Goltz has a B.A. in History and B.S. in Economics with a concentration in Finance, magna cum laude, from the University of Pennsylvania, and an M.B.A. from INSEAD, Fontainebleau, France.

Marc Ciancimino joined KKR & Co. in 2008 with particular responsibility for KKR Asset Management LLC’s mezzanine efforts in Europe. Prior to joining KKR & Co. Mr. Ciancimino was with GSC Group from 2003 to 2007 in their European mezzanine business where he was a managing director responsible for sourcing and evaluating middle and large market transactions. After spending two years in the leveraged finance group of Bankers Trust, Mr. Ciancimino moved to the principal side in 1999, investing in European mezzanine for Prudential in London as an associate director. Mr. Ciancimino started his career in finance at Citibank. Mr. Ciancimino holds a B.A. in English Literature from the University of Cambridge and a M.A. in History of Art from the University of London.

Erik A. Falk joined KKR & Co. in 2008 and brings more than 17 years of experience to his position as a director and co-head of leveraged credit at KKR & Co. Prior to joining KKR & Co., Mr. Falk was a managing director at Deutsche Bank Securities Inc., or Deutsche Bank from March 2000 to June 2008 and global co-head of the securitized products group from January 2007 to June 2008. From January 2005 to June 2008, Mr. Falk was a member of the global markets North American management committee and from its inception in 2007, a member of the complex transactions underwriting committee for Deutsche Bank. While at Deutsche Bank Mr. Falk focused on principal investing, bond underwriting, direct lending, and the advisory business in securitized products. From December 2004 to June 2008, Mr. Falk was also the global head of Deutsche Bank’s special situations group where he launched a global principal finance business focused on value trading and investing based on financial and asset valuation in both distressed and performing situations. From July 1992 to February 2000, Mr. Falk worked for Credit Suisse First Boston where he was a director in their asset backed securities department. Mr. Falk originated and executed capital market securitizations for banks, auto finance companies, airlines, student loan originators and collateralized loan obligation issuers. Mr. Falk graduated from Stanford University with an M.S. and B.S. in Chemical Engineering

Christopher A. Sheldon joined KKR & Co. in 2004 and brings more than 11 years of experience to his position as a director and co-head of leveraged credit at KKR Asset Management LLC. Prior to assuming his current role, Mr. Sheldon was responsible for opening KKR & Co.’s London office in 2007 and for covering a number of sectors, including technology, media, cable and telecom. Before joining KKR & Co., Mr. Sheldon was a vice president, senior investment analyst at Wells Fargo Bank, or Wells Fargo, in its high-yield securities group from March 2001 to September 2004. While at Wells Fargo, Mr. Sheldon was a participant of an investment team, Sutter Advisors LLC, that managed credit across a number of asset classes, with a primary focus on high-yield. During his three years at Wells Fargo, Mr. Sheldon was primarily responsible for generating investment ideas across a number of different sectors. Mr. Sheldon also held other various positions within Wells Fargo’s corporate and commercial lending groups prior to his position in the high-yield securities group. Mr. Sheldon also worked at Young & Rubicam Advertising and at SFM Media Corporation in their media planning department from May 1996 to February 1999. Mr. Sheldon has a B.A. in History from Denison University.

Lee D. Stern joined KKR & Co. in 2009 as a director with particular focus in KKR & Co.’s mezzanine business. From November 2005 to July 2009, Mr. Stern was a managing director at Blackstone/GSO Capital Partners in its private origination team, where he focused on originating private debt and equity investments. From June 2003 to October 2005, Mr. Stern was at Technology Investment Capital Corp. where he was a founding member, executive vice president, and chief transaction officer. Mr. Stern was also at Nomura Merchant Banking from December 1992 to January 1997, where he helped build the company’s principal debt business. Mr. Stern has over 20 years of investment banking experience in leveraged finance and covering a broad range of companies. From April 1990 to November 1992, Mr. Stern was managing director at Kidder, Peabody & Co., Inc. In addition, from 1985 to 1990, Mr. Stern was managing director at Drexel Burnham Lambert. Finally, from 1978 to 1984, Mr. Stern was managing director at L.F. Rothschild, Unterberg, Towbin. Mr. Stern received a B.A. in Philosophy from Middlebury College and an M.B.A. from the Wharton School of Business at the University of Pennsylvania.

Jamie M. Weinstein joined KKR & Co. in 2005 and is the co-head of special situations investing, which includes KKR & Co.’s activities in public and private distressed, rescue and structured investments on a global basis. Prior to becoming co-head of special situations investing in November 2009, Mr. Weinstein was a portfolio manager with responsibility for KKR Asset Management LLC’s investments in the consumer goods and retail, financial services, healthcare and commercial real estate sectors. Mr. Weinstein also has five years experience as a research analyst on the credit investment team at KKR Asset Management LLC. Prior to joining KKR & Co., Mr. Weinstein worked at Tishman Speyer Properties as director of acquisitions for northern California from 2003 to 2005. Mr. Weinstein also worked at The Boston Consulting Group from 1998 to 2000 as a strategy consultant. Mr. Weinstein graduated cum laude from Princeton University with a BSE in Civil Engineering and Operations Research. Mr. Weinstein received his M.B.A. from Stanford University Graduate School of Business, where he was an Arjay Miller Scholar.

Nathaniel L. Yap joined KKR & Co. in 2004. Mr. Yap has over nine years of investment experience. Prior to joining KKR & Co.’s credit team, Mr. Yap worked in high-yield securities at J.P. Morgan for one year, following the paper, packaging, and chemicals industries. From 1999 to 2001, Mr. Yap worked as a senior investment analyst in high-yield and distressed securities at Wells Fargo, where he was responsible for investment decisions related to industrial and manufacturing companies. Mr. Yap holds a B.S. in Civil Engineering from Cornell University, an M.B.A. from the Wharton School at the University of Pennsylvania, and is a C.F.A. Charterholder.

Nathaniel M. Zilkha joined KKR & Co. in July 2007 and is the co-head of special situations investing at KKR & Co., which includes KKR & Co.’s activities in public and private distressed, rescue and structured investments on a global basis. From July 2007 to November 2009, Mr. Zilkha was a member of KKR & Co.’s North American private equity team. Prior to joining KKR & Co., Mr. Zilkha spent eight years in the principal investment area of Goldman Sachs & Co., where he invested in private equity and principal debt transactions. Mr. Zilkha is currently on the boards of directors of Oriental Brewery and Jazz Pharmaceuticals. Mr. Zilkha graduated cum laude with an A.B. in Politics from Princeton University.

Control Persons

As of immediately prior to this offering, CNL owns 50% of our outstanding common stock and KKR owns 50% of our outstanding common stock. Following the completion of this offering, the share ownership position in us of each Advisor is expected to represent less than 1% of our outstanding common stock.

ADVISORY AGREEMENTS AND FEES

Our investment process is a collaborative effort between CNL and KKR and benefits from the combined business and specific industry knowledge, transaction expertise and deal-sourcing capabilities they bring. CNL is responsible for the overall management of our activities and KKR is responsible for the day-to-day management of our investment portfolio. CNL provides its services under an Investment Advisory Agreement and under an Administrative Services Agreement with us, and KKR provides its services under a Sub-Advisory Agreement with CNL. The activities of both of our Advisors are subject to the supervision and oversight of our board of directors.

Advisory Services

Under the terms of the Investment Advisory Agreement and the Sub-Advisory Agreement, our Advisors will be responsible for the following:

•	determining the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifying, evaluating negotiating and structuring the investments we make;

•	performing due diligence on prospective portfolio companies;

•	executing, closing, servicing and monitoring the investments we make;

•	determining the securities and other assets that we will purchase, retain or sell; and

•	providing us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our capital.

KKR will be primarily responsible for initially identifying, evaluating, negotiating and structuring our investments. These activities will be carried out by its investment teams and subject to the oversight of KKR’s senior investment personnel. Each investment that we make will require the approval of both of our Advisors before the investment may be made. Certain affiliated co-investment transactions may require the additional approval of our independent director committee.

Additionally, as a business development company, we must offer managerial assistance to our portfolio companies. This managerial assistance may include monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our portfolio companies and providing other organizational and financial guidance. Our Advisors or our administrator will make available such managerial assistance, on our behalf, to our portfolio companies whether or not they request this assistance. We may receive fees for these services and will reimburse our Advisors for their allocated costs in providing such assistance, subject to review and approval by our board of directors.

Administrative Services

Under the terms of the Administrative Services Agreement, and on our behalf, CNL will perform or oversee the performance of various administrative services that we require. These include investor services, general ledger accounting, fund accounting, maintaining required financial records, calculating our net asset value, filing tax returns, preparing and filing SEC reports, preparing, printing and disseminating shareholder reports and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. CNL will provide us with facilities and access to personnel necessary for our business and these services. For providing these services, facilities and personnel, we will reimburse CNL for administrative expenses it incurs in performing its obligations.

Term; Effective Date

Each of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Administrative Services Agreement were approved by our board of directors on [    ] and will become effective as of the date that we meet our minimum offering requirement. A discussion regarding the basis for our board of directors’ approval of these agreements will be included in the first periodic report we file with the SEC following the commencement of this offering. Unless earlier terminated as described below, each agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of our directors who are not interested persons and either our board of directors or the holders of a majority of our outstanding voting securities.

Each of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Administrative Services Agreement will automatically terminate in the event of its assignment. In accordance with the 1940 Act, we may terminate the Investment Advisory Agreement and the Administrative Services Agreement with CNL and cause CNL to terminate the Sub-Advisory Agreement with KKR upon 60 days’ written notice. The decision to terminate any agreement may be made by a majority of our independent directors or the holders of a majority of the outstanding shares of our common stock. CNL and KKR have separately agreed among themselves that, in the event that one of them is removed by us as investment advisor other than for cause, the other will also terminate its advisory agreement.

CNL will be permitted to voluntarily terminate the Investment Advisory Agreement and the Administrative Services Agreement, and KKR will be permitted to voluntarily terminate the Sub-Advisory Agreement, upon 120 days’ prior written notice. CNL may not terminate the Sub Advisory Agreement without the consent of our board of directors or the holders of a majority of the outstanding shares of our common stock.

Investment Advisory Fees

We will pay CNL a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. CNL will compensate KKR for advisory services that it provides to us with 50% of the fees that CNL receives from us under the Investment Advisory Agreement. We believe that this fee structure benefits shareholders by aligning the compensation of both of our Advisors with our overall investment performance. The cost of both the management fee and the incentive fee will ultimately be borne by our shareholders.

Management Fee

The management fee will be calculated at an annual rate of 2% of our average gross assets and will be payable monthly in arrears. The determination of gross assets will reflect changes in the fair market value of portfolio investments.

Incentive Fee

The incentive fee will be divided into three parts: (1) a subordinated incentive fee on income, (2) an incentive fee on capital gains and (3) a subordinated listing incentive fee. Each part of the incentive fee is outlined below.

The subordinated incentive fee on income will be earned on pre-incentive fee net investment income and shall be determined and payable in arrears as of the end of each calendar quarter during which the Investment Advisory Agreement and the Sub-Advisory Agreement are in effect. In the case of a liquidation or if the Investment Advisory Agreement or Sub-Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event.

The subordinated incentive fee on income for each quarter will be calculated as follows:

•

No subordinated incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.75% per quarter on our average adjusted capital. We refer to this as the quarterly preferred return.

•

All of our pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.1875% on our average adjusted capital in any quarter, will be payable to the Advisors. We refer to this portion of our subordinated incentive fee on income as the catch up. It is intended to provide an incentive fee of 20% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.1875% on our average adjusted capital in any quarter.

•

For any quarter in which our pre-incentive fee net investment income exceeds 2.1875% on our average adjusted capital, the subordinated incentive fee on income shall equal 20% of the amount of our pre-incentive fee net investment income, because the preferred return and catch up will have been achieved.

•

Pre-incentive fee net investment income is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus our operating expenses for the quarter, including the management fee, expenses payable under the Administrative Services Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

•

Adjusted capital is defined as (a) cumulative proceeds generated from sales of our common stock, including proceeds from our distribution reinvestment plan, net of sales loads (sales commissions and marketing support fees) and (b) reduced for (i) distributions paid to our shareholders that represent return of capital and (ii) amounts paid for share repurchases pursuant to our share repurchase program.

The following is a graphical representation of the calculation of the quarterly subordinated incentive fee on income:

Quarterly Subordinated Incentive Fee on Income

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of average adjusted capital)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to Quarterly Incentive Fee

The incentive fee on capital gains will be earned on liquidated investments and shall be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement and the Sub-Advisory Agreement are in effect. In the case of a liquidation, or if the Investment Advisory Agreement or Sub-Advisory Agreement is terminated, the fee will also become payable as of the effective date of such event. The fee will equal 20% of our realized capital gains, less the aggregate amount of any previously paid incentive fee on capital gains. Incentive fee on capital gains is equal to our realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis.

The subordinated listing incentive fee will be earned in respect of any liquidity event that involves a listing of our shares, or a transaction in which our shareholders receive shares of a company that is listed, on a national securities exchange, if that liquidity event produces a listing premium (which we define as the amount, if any, by which our listing value following such liquidity event exceeds our net asset value of the shares listed immediately prior to such liquidity event). The subordinated listing incentive fee, which will equal 20% of any listing premium, will be determined and payable in arrears 30 days after the commencement of trading following such liquidity event. For the purpose of calculating this fee, our “listing value” will be the product of: (i) the number of listed shares and (ii) average closing price per share over the 30 trading-day period following such liquidity event. For the purpose of calculating the listing premium, any cash consideration received by shareholders in connection with any such liquidity event will be included in (as an addition to) our listing value. In the event that the shareholders receive non-listed securities as full or partial consideration with respect to any listing, no value will be attributed to such non-listed securities. For a description of our potential liquidity events, see “—Shareholder Liquidity Strategy” on page [    ].

Because of the structure of the subordinated incentive fee on income and the incentive fee on capital gains, it is possible that we may pay such fees in a quarter where we incur a net loss. For example, if we receive pre-incentive fee net investment income in excess of the 1.75% on average adjusted capital for a quarter, we will pay the applicable incentive fee even if we have incurred a net loss in the quarter due to a realized or unrealized capital loss. Our Advisors will not be under any obligation to reimburse us for any part of the incentive fee they receive that is based on prior period accrued income that we never receive as a result of a subsequent decline in the value of our portfolio.

The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. The fees will also be calculated using a detailed policy and procedure approved by our Advisors and our board of directors, including a majority of the independent directors, and such policy and procedure will be consistent with the description of the calculation of the fees set forth above.

Our Advisors may elect to defer or waive all or a portion of the fees that would otherwise be paid to them in their sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month prior to the occurrence of a liquidity event as our Advisors may determine in their sole discretion. To the extent that KKR elects to receive its allocable share of the fees in a particular form or waive or defer all or any portion of its allocable share of the fees, CNL will make the election on its behalf and any amounts due to KKR under the Sub-Advisory Agreement will be adjusted accordingly.

Below are examples of the three-part incentive fee:

Examples – Incentive Fee on pre-incentive fee net investment income for each quarter

Scenarios expressed as a percentage of average Adjusted Capital	Scenario 1	Scenario 2	Scenario 3
Pre-incentive fee net investment income	0.5500%	1.9500%	2.8000%

Catch up incentive fee (Max of 0.4375%)	—	(0.2000)%	(0.4375)%
Split incentive fee (20% above 2.1875%)	—	—	(0.1225)%

Net Investment income	0.5500%	1.7500%	2.2400%

Scenario 1 – Incentive Fee on Income

Pre-incentive fee net investment income does not exceed the 1.75% preferred return rate, therefore there is no catch up or split incentive fee on pre-incentive fee net investment income.

Scenario 2 – Incentive Fee on Income

Pre-incentive fee net investment income falls between the 1.75% preferred return rate and the catch up of 2.1875%, therefore the incentive fee on pre-incentive fee net investment income is 100% of the pre-incentive fee above the 1.75% preferred return at 0.2%.

Scenario 3 – Incentive Fee on Income

Pre-incentive fee net investment income exceeds the 1.75% preferred return and the 2.1875% catch up provision. Therefore the catch up provision is fully satisfied by the 0.4375% of pre-incentive fee net investment income above the 1.75% preferred return rate and there is a 20% incentive fee on pre-incentive fee net investment income above the 2.1875% “catch up.” This provides a 0.56% incentive fee which is a total of 20% of pre-incentive fee net investment income.

Example – Capital Gains Incentive Fee (Millions)

Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”), $25 million investment made in Company C (“Investment C”) and the cost basis of Other Portfolio Investments is $125 million

Year 2:	Investment A sold for $50 million ($20 million cost basis to be reinvested into Other Portfolio Investments and the $30 million capital gain is available for distribution), fair market value, or FMV, of Investment B determined to be $25 million (creates $5 million in unrealized capital depreciation), the FMV of Investment C determined to be $25 million

Year 3:	FMV of Investment B determined to be $27 million (creates $3 million in unrealized capital depreciation), Investment C sold for $30 million ($25 million cost basis to be reinvested into Other Portfolio Investments and the $5 million capital gain is available for distribution)

Year 4:	FMV of Investment B determined to be $30 million

Year 5:	Investment B sold for $20 million ($20 million cost basis to be reinvested into Other Portfolio Investments and $10 million capital loss)

Year 6:	Total Portfolio is sold for $205 million ($15 million capital gain from liquidation of the Company)

		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6
Cost Basis Investment A		$20.00	$20.00
Fair Market Value of Investment A		$20.00	$50.00
Sell Investment A			$50.00

Cost Basis Investment B		$30.00	$30.00	$30.00	$30.00	$30.00
Fair Market Value of Investment B		$30.00	$25.00	$27.00	$30.00	$20.00
Sell Investment B						$20.00

Cost Basis Investment C		$25.00	$25.00	$25.00
Fair Market Value of Investment C		$25.00	$25.00	$30.00
Sell Investment C				$30.00

Cost Basis Investments A+B+C		$75.00	$75.00	$55.00	$30.00	$30.00	$—
Cost Basis – Other Portfolio Investments		$125.00	$125.00	$145.00	$170.00	$170.00	$190.00

Cost Basis Total Portfolio		$200.00	$200.00	$200.00	$200.00	$200.00	$190.00
Fair Market Value of Total Portfolio		$200.00	$195.00	$197.00	$200.00	$190.00	$205.00
Sell Total Portfolio							$205.00

Capital Gains Incentive Fee Calculation
Prior Year Realized Capital Gains		$—	$—	$30.00	$35.00	$35.00	$25.00
Current Realized Capital Gains (Losses)		$—	$30.00	$5.00	$—	$(10.00)	$15.00

Cumulative Realized Capital Gains		$—	$30.00	$35.00	$35.00	$25.00	$40.00
Current Unrealized Capital Depreciation*		$—	$(5.00)	$(3.00)	$—	$—	$—

Net Cumulative Capital Gains		$—	$25.00	$32.00	$35.00	$25.00	$40.00

Cumulative Incentive Fee	20%	$—	$(5.00)	$(6.40)	$(6.40)	$(6.40)	$(8.00)
Incentive Fees previously paid		$—	$—	$5.00	$6.40	$6.40	$6.40

Capital Gains Incentive Fee		$—	$(5.00)	$(1.40)	$—	$—	$(1.60)

*	Unrealized capital gains are excluded in the capital gains incentive fee calculation

The capital gains incentive fee in this example would be:

Year 2:	$5 million incentive fee on capital gains (20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B))

Year 3:	$1.4 million incentive fee on capital gains ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation))) less $5 million incentive fee on capital gains during operations received in Year 2

Year 4:	None, because capital gains incentive fees are paid on realized capital gains only

Year 5:	None, because $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) is less than $6.4 million cumulative incentive fee on capital gains during operations paid in prior years

Year 6:	$1.6 million incentive fee on capital gains (20% multiplied by $40 million ($25 million cumulative realized capital gains plus $15 million realized capital gains)) less $6.4 million cumulative incentive fee on capital gains received in prior years

Example: Subordinated Listing Incentive Fee (Millions)

Assumptions

Year 1:	Net asset value or “NAV” is $250 million

Year 2:	No changes

Year 3:	$15 million increase in net asset value because of an increase in the fair value of portfolio investments

Year 4:	$5 million decrease in net asset value because of a decrease in the fair value of portfolio investments

Year 5:	All shares of the fund are listed and the listing value is calculated during the 30-day trading period following the closing at $286 million.

		Year 1	Year 2	Year 3	Year 4	Year 5
Beginning of period Net Asset Value		$250.00	$250.00	$250.00	$265.00	$260.00
Changes in fair value		$—	$—	$15.00	$(5.00)	$—

End of period Net Asset Value		$250.00	$250.00	$265.00	$260.00	$260.00

Listing Value						$286.00

Listing premium						$26.00

Subordinated listing incentive fee	20%					$(5.20)

The subordinated listing incentive fee in this example would be:

Year 5:	$5.2 million subordinated listing incentive fee (20% multiplied by $26 million listing premium ($286 million listing value in excess of $260 million NAV immediately prior to listing))

The returns shown in the examples above are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns will vary from those shown.

Indemnification of Our Advisors

        The Investment Advisory Agreement provides that each Advisor and its officers, directors, employees, shareholders (and owners of the shareholders), employees, controlling persons and agents are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceedings arising out of or otherwise based on the performance of any of such Advisor’s duties or obligations under the Investment Advisory Agreement or the Sub-Advisory Agreement, as applicable, or otherwise as our investment adviser, (i) to the extent such damages, liabilities, cost and expenses (A) are not fully reimbursed by insurance and (B) do not arise by reason of willful misfeasance, bad faith, or gross negligence in such Advisor’s performance of such duties or obligations, or such Advisor’s reckless disregard of such duties or obligations, and (ii) otherwise to the fullest extent such indemnification would be permitted under our articles of incorporation, the 1940 Act, the laws of the State of Maryland and other applicable law.

USE OF PROCEEDS

We will use the net proceeds from this offering to make investments in accordance with the investment objective and strategies described in this prospectus. These proceeds may be used for working capital. Net proceeds received by us from the sale or liquidation of assets, to the extent not used to fund distributions, are expected to be reinvested by us in assets in accordance with our investment objectives and investment strategies.

Based on prevailing market conditions, after meeting our minimum offering requirement, we anticipate that we will invest the proceeds from each subscription closing generally within 30-90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. This is consistent with our status as a business development company and our election to be taxed as a RIC. During this time, we may also use the net proceeds to pay operating expenses and to fund distributions to our shareholders. In addition, during this time, we will pay management fees under the Investment Advisory Agreement as described elsewhere in this prospectus.

The following table sets forth our estimates of how we intend to use the gross proceeds from this offering if we sell: (1) the minimum number of shares required to meet our minimum offering requirement, or 200,000 shares, and (2) the maximum number of shares registered in this offering, or 150,000,000 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the common stock and the actual number of shares of common stock, if any, we sell in the offering.

The amounts in the table below assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commission and marketing support fee may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries, and sales to our affiliates. The reduction in these fees, as appropriate, will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because the amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	Minimum Offering		Maximum Offering
	Amount	%	Amount	%

Gross proceeds	$2,000,000	100.0%	$1,500,000,000	100.0%
Less:
Selling commissions	$140,000	7.0%	$105,000,000	7.0%
Marketing support fee	$60,000	3.0%	$45,000,000	3.0%
Offering expenses	$100,000	5.0%	$22,500,000	1.5%

Net Proceeds/Amount Available for Investments	$1,700,000	85.0%	$1,327,500,000	88.5%

In addition to the sales load, we estimate that we will incur in connection with this offering approximately $100,000 of expenses (approximately 5% of the gross proceeds, assuming gross proceeds of $2 million sold at $10.00 per share) if the minimum number of common shares is sold, and approximately $22.5 million of expenses (approximately 1.5% of the gross proceeds) if the maximum number of common shares is sold at $10.00 per share.

There can be no assurance that we will be able to sell all of the shares that we are registering. If we sell only a portion of the shares that we are registering, we may be unable to achieve our investment objective.

DISTRIBUTIONS

We expect to authorize and declare monthly distributions to our shareholders beginning at the end of the first full calendar quarter after the minimum offering requirement is met. We will distribute pro rata to our shareholders funds received by us which we deem unnecessary for us to retain. Any distributions to our shareholders will be declared out of assets legally available for distribution. Once we commence making distributions to our shareholders, we expect to continue making monthly distributions unless our results of operations, our general financial condition, general economic conditions, or other factors prohibit us from doing so. From time to time, but not less than quarterly, we will review our accounts to determine whether distributions to our shareholders are appropriate. We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from this offering to fund distributions (which may reduce the amount of capital we ultimately invest in assets). There can be no assurance that we will be able to sustain distributions at any particular level.

Each year a statement on Internal Revenue Service Form 1099-DIV (or such successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, or a return of capital that is a nontaxable distribution) will be mailed to our shareholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

We intend to elect to be treated, beginning with our first taxable year ending December 31, 2011, and intend to qualify annually thereafter, as a RIC under the Code. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year) and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Tax Matters.”

We have adopted an “opt-in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Any distributions of our stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any distributions reinvested through the issuance of shares through our distribution reinvestment plan will increase our gross assets on which the management fee and the incentive fee are determined and paid under our Investment Advisory Agreement. See “Automatic Purchase Plan and Distribution Reinvestment Plan.”

DISCUSSION OF EXPECTED OPERATING RESULTS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are a non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. Formed as a Maryland corporation on June 9, 2010, we are externally managed by CNL and KKR, which are collectively responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Both of our Advisors are registered as investment advisers with the SEC. We intend to elect to be treated, beginning with our first taxable year ending December 31, 2011, and intend to qualify annually thereafter, as a RIC under the Code.

Under our Investment Advisory Agreement, we have agreed to pay CNL an annual management fee as well as an incentive fee based on our investment performance. Also, under the Administrative Services Agreement, we have agreed to reimburse CNL for the allocable portion of overhead and other expenses incurred by CNL in performing its obligations under the Administrative Services Agreement, including our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs. CNL will be responsible for compensating KKR with 50% of the fees that it receives under the Investment Advisory Agreement.

Our investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. We anticipate that a substantial portion of our portfolio will consist of senior and subordinated debt, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. We may separately purchase common or preferred equity interests in transactions.

The level of our investment activity depends on many factors, including the amount of debt and equity capital available to prospective portfolio companies, the level of merger, acquisition and refinancing activity for such companies, the availability of credit to finance transactions, the general economic environment and the competitive environment for the types of investments we make. Based on prevailing market conditions, after meeting our minimum offering requirement, we anticipate that we will invest the proceeds from each subscription closing generally within 30-90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Any distributions we make during such period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested.

Revenues

We plan to generate revenue in the form of interest on the debt securities that we hold and distributions and capital gains on interests that we acquire in our portfolio companies. We expect that the senior debt we invest in will generally have stated terms of three to ten years and that the subordinated debt we invest in will generally have stated terms of five to ten years. Our senior and subordinated debt investments are expected to bear interest at a fixed or floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued but unpaid interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment and other fees in connection with transactions. Original issue discounts and market discounts or premiums will be capitalized, and we will accrete or amortize such amounts as interest income. We will record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts.

Expenses

We expect our primary annual operating expenses to be the payment of advisor fees and the reimbursement of expenses under our Investment Advisory Agreement and our Administrative Services Agreement with CNL. CNL will be responsible for compensating KKR for its investment advisory services and we will not be directly responsible for paying such amounts. We will bear all other expenses, which are expected to include, among other things:

•	corporate, organizational and offering expenses relating to offerings of our common stock, subject to limitations included in our Investment Advisory Agreement;

•	the cost of calculating our net asset value, including the related fees and cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•

fees payable to third parties relating to, or associated with, monitoring our financial and legal affairs, making investments, and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	interest payable on debt, if any, incurred to finance our investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses, including travel expenses;

•	costs of director and shareholder meetings, proxy statements, shareholders’ reports and notices;

•	costs of fidelity bonds, directors and officers/errors and omissions liability insurance and other types of insurance;

•	direct costs, including those relating to printing of shareholder reports and advertising or sales materials, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002, the 1940 Act and applicable federal and state securities laws;

•	brokerage commissions for our investments;

•	all other expenses incurred by us or the Advisors in connection with administering our business, including expenses incurred by our Advisors in performing their obligations; and

•

the reimbursement of the compensation of our chief financial officer and chief compliance officer, whose salaries are paid by CNL, to the extent that each such reimbursement amount is annually approved by our independent director committee and subject to the limitations included in our Administrative Services Agreement.

We have had no operating history and therefore this statement concerning additional expenses is necessarily an estimate and may not match our actual results of operations in the future.

Reimbursement of CNL for Administrative Services

We will reimburse CNL for the administrative expenses necessary for its performance of services to us. However, such reimbursement will be made at an amount equal to the lower of CNL’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. Also, such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse CNL for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of CNL.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering and from cash flows from interest, dividends and fees earned from our investments and principal repayments and proceeds from sales of our investments. Our primary use of cash will be investments in portfolio companies, payments of our expenses and cash distributions to our shareholders. Immediately after we meet our minimum offering requirement, gross subscription funds will total at least $2 million. Once our minimum offering requirement has been met, we will sell our shares on a continuous basis at a per share price of $10.00. However, to the extent that our net asset value per share increases to an amount greater than our net proceeds as stated in the prospectus, we will sell at a price necessary to ensure that our shares are not sold at a price, after deduction of selling commissions and marketing support fees, that is below net asset value.

We may borrow funds to make investments, including before we have fully invested the proceeds of this offering, to the extent we determine that leveraging our portfolio would be appropriate. We have not decided whether, and to what extent, we will finance portfolio investments using debt or the specific form that any such financing would take. Accordingly, we cannot predict with certainty what terms any such financing would have or the costs we would incur in connection with any such arrangement. We currently do not anticipate issuing any preferred stock.

Pursuant to a private placement, CNL and KKR contributed an aggregate of $2,000.00 to purchase 222.22 shares of our common stock at $9.00 per share, which represents the public offering price of $10.00 per share and excludes selling commissions and marketing support fees. The purpose of such private placement was to establish our initial capitalization and initial shareholders in connection with our incorporation and organization under Maryland law. We do not have any current plans, agreements or understandings to issue additional securities through private placements following the commencement of this offering, although we can offer no assurance that this will not happen in the future.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with accounting principles generally accepted in the United States, or GAAP. The preparation of these financial statements will require our management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Valuation of Investments

We will measure the value of our investments in accordance with fair value accounting guidance promulgated under GAAP, which establishes a hierarchical disclosure framework that prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available actively quoted prices or for which fair value can be measured from actively quoted prices, generally, will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value will be classified and disclosed in one of the following categories:

•

Level I—Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and publicly listed derivatives will be included in Level I. In addition, securities sold, but not yet purchased and call options will be included in Level I. We will not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably affect the quoted price.

•

Level II—Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments which are generally expected to be included in this category include corporate bonds and loans, convertible debt indexed to publicly listed securities, and certain over-the-counter derivatives.

•

Level III—Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments that are expected to be included in this category are our private portfolio companies.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and we consider factors specific to the investment.

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the principal balance, we generally will not accrue PIK interest for accounting purposes if the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt securities for accounting purposes if we have reason to doubt our ability to collect such interest. Original issue discounts, market discounts or premium are accreted or amortized using the effective interest method as interest income. We record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, is recognized on an accrual basis to the extent that we expect to collect such amount.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure net realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment in Kind Interest

        We may have investments in our portfolio that contain a PIK interest provision. Any PIK interest will be added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to shareholders in the form of dividends, even if we have not collected any cash.

Federal Income Taxes

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our shareholders from our tax earnings and profits. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Tax Matters.”

Contractual Obligations

We have entered into certain contracts under which we have material future commitments. On [            ], 2010, we entered into the Investment Advisory Agreement with CNL in accordance with the 1940 Act, effective as of the date that we meet the minimum offering requirement. CNL will serve as our investment adviser in accordance with the terms of our Investment Advisory Agreement. Payments under our Investment Advisory Agreement in each reporting period will consist of (1) a management fee equal to a percentage of the value of our gross assets and (2) an incentive fee based on our performance. CNL will pay 50% of any such fees to KKR.

On [            ], 2010, we entered into our Administrative Services Agreement with CNL pursuant to which CNL furnishes us with administrative services necessary to conduct our day-to-day operations. CNL will be reimbursed for administrative expenses it incurs on our behalf in performing its obligations. Such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse CNL for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of CNL.

If any of our contractual obligations discussed above is terminated, our costs may increase under any new agreements that we enter into as replacements. In addition, if the Sub-Advisory Agreement is terminated, our costs may increase under any new sub-advisory agreement we enter into. We will also likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement, Administrative Services Agreement or Sub-Advisory Agreement. Any new investment advisory or sub-advisory agreement would also be subject to approval by our shareholders.

Off-Balance Sheet Arrangements

Other than contractual commitments and other legal contingencies incurred in the normal course of our business, we do not have any off-balance sheet financings or liabilities.

Recently Issued Accounting Pronouncements

We will adopt all authoritative accounting standards relevant to the Company’s financial statements, except for recently issued pronouncements that are not required to be adopted until dates subsequent to December 31, 2010.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. To the extent that we borrow money to make investments, our net investment income will be dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. In periods of rising interest rates, our cost of funds would increase, which may reduce our net investment income. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

In addition, any investments we make that are denominated in a foreign currency will be subject to risks associated with changes in currency exchange rates. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved.

We may hedge against interest rate and currency exchange rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates.

DESCRIPTION OF OUR CAPITAL STOCK

General

Under the terms of our articles of incorporation, our authorized capital stock consists solely of 1,000,000,000 shares of common stock, par value $0.001 per share, of which 222.22 shares were outstanding as of June 18, 2010. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange during the offering period. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our shareholders generally are not personally liable for our debts or obligations.

None of our policies requires shareholder approval prior to any modification to such policies, material or otherwise, however some may require notice and/or approval by our board of directors. All policies shall be equally applicable and enforceable to each shareholder, including but not limited to those pertaining to liquidation, conversion and redemption rights. None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the company or potential liabilities associated with ownership of the security (not including investment risks).

Outstanding Securities

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Company or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)

Common	1,000,000,000	-0-	222.22

Common Stock

Under the terms of our articles of incorporation, holders of our shares of common stock are entitled to:

•	one vote for each share held on all matters submitted to a vote of shareholders with no cumulative voting rights;

•	one vote for each share held, a plurality of which shall elect all of the directors standing for election; and

•	receive ratably our net assets available after the payment of all of our debts and other liabilities upon our liquidation, dissolution or winding up.

All shares of our common stock, when issued, will be duly authorized, validly issued, fully paid and non-assessable. Under the terms of our articles of incorporation, holders of our common stock are not entitled to preemptive, appraisal, subscription, redemption, sinking fund, or conversion rights. Shares of our common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. Under the terms of our certificate of incorporation, holders of our common stock will not be subject to further calls or assessments. The rights, preferences and privileges of holders of our common stock are subject to the rights of the holders of any series of our preferred stock which we may designate and issue in the future.

The following actions may not be taken without a vote of at least a majority of the outstanding shares of our common stock:

•

modifying of our articles of incorporation which would materially adversely affect the rights of the shareholders, including those relating to proportionate rights, voting rights, and non-assessibility of stock;

•	making our common stock a “redeemable security”;

•	converting us, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act);

•	appointing a new investment adviser;

•	changing the nature of our business so that we cease to be, or withdraw our election to be treated as a business development company;

•	selling all or substantially all of our assets other than in the ordinary course of our business; or

•	causing the merger or other reorganization of us.

Preferred Stock

This offering does not include an offering of preferred stock. However, under the terms of our articles of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without shareholder approval. The board has discretion to determine the rights, preferences, privileges, and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges, and liquidation preferences of each series of preferred stock. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a shareholder vote on specific issuances. In the event we issue preferred stock, this prospectus will be supplemented accordingly.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires that: (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Provisions of the Maryland General Corporation Law

The Maryland Business Combination Act, subject to limitations, prohibits certain business combinations between a Maryland corporation (like we are) and an interested shareholder (defined generally as any person who beneficially owns 10% or more of the voting power of our voting capital stock) or an affiliate of any interested shareholder for five years following the most recent date on which the shareholder became an interested shareholder, and thereafter imposes special appraisal rights and special shareholder voting requirements on these combinations. The Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation (defined as shares which, when aggregated with other shares controlled by the shareholder, entitle the shareholder to exercise one of three increasing ranges of voting power in electing directors) acquired in a “control share acquisition” (defined as the direct or indirect acquisition of ownership or control of “control shares”) have no voting rights except to the extent approved by the corporation’s shareholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares.

The provisions of these two statutes generally apply to a Maryland corporation unless the corporation’s articles of incorporation or bylaws exempt the corporation from such provisions. Our articles of incorporation contain provisions that exempt us from the Maryland Business Combination Act and our bylaws contain provisions that exempt us from the Maryland Control Share Acquisition Act. Our election to be exempt from the provisions of the Maryland Control Share Acquisition Act may be repealed by our board of directors at its discretion, the result of which would make it more difficult for a third party to obtain control of us.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. We believe that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our articles of incorporation and bylaws provide that a plurality of all votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to elect a director, notwithstanding the concurrence of our board of directors to such action, unless a different vote is required under the 1940 Act or other applicable statutes or regulations or our articles of incorporation. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. Pursuant to our articles of incorporation, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our articles of incorporation provide that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than 11. We elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, any vacancies caused by an increase in the size of the board of directors, or by the death, resignation, or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our articles of incorporation provide that a director may be removed only for cause, as defined in our articles of incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent any provision of the Maryland General Corporation Law or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Transfer Agent

[                    ] is our transfer agent, paying agent and registrar. The principal business address of our transfer agent is [                    ] and our transfer agent’s telephone number is [                    ].

Custodian

Our securities are held under a custodian agreement between us and [                    ]. The address of the custodian is: [                    ].

Escrow Agent

[                    ] is our escrow agent. The principal business address of our escrow agent is [                    ] and our escrow agent’s telephone number is [                    ].

DETERMINATION OF NET ASSET VALUE

Relevance of Our Net Asset Value

Our net asset value will:

•	be disclosed in our quarterly and annual financial statements;

•

determine the price per share that is paid to shareholder participants in our quarterly share repurchase program, and the price per share paid by participants in our distribution reinvestment plan after the conclusion of this offering;

•	be an input in the computation of fees earned by our Advisors and other service providers whose fees are linked, directly or indirectly, in whole or part to the value of our gross assets; and

•

be evaluated alongside the net proceeds per share to us from this offering to ensure the amount of net proceeds per share at each subscription closing date is greater than, or equal to, net asset value per share.

Allocation of Responsibilities for Determination of Our Net Asset Value

Our board of directors – with the assistance of our Advisors, officers and independent valuation agents – is responsible for the periodic determination of our net asset value. Prior to such determination, our Advisors and officers will calculate, and provide to the audit committee of our board of directors, an estimate of our net asset value. This information will be presented to our audit committee at its quarterly meetings and any other time when a determination of our net asset value is required. Our audit committee will review, and recommend to our board of directors for adoption, our quarterly and annual financial statements for inclusion in our periodic reports on Forms 10-Q and 10-K, and such financial statements will include a determination of our net asset value and net asset value per share as of the last day of each calendar quarter. These financial statements will, in turn, be reviewed and approved by our full board of directors.

Allocation of Responsibilities for Determination of Fair Value of Our Portfolio Investments

Our board of directors – with the assistance of our Advisors, officers and independent valuation agents – is responsible for determining in good faith the fair value of our portfolio investments for which market quotations are not readily available. Our board of directors will make this determination on a quarterly basis and any other time when a decision regarding the fair value of our portfolio investments is required. A determination of fair value involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to our fair value estimates and any change in such fair value estimates. We expect that each determination of the fair value of our portfolio investments will be made upon the recommendation of our audit committee.

Our board of directors and our audit committee will review and approve our pricing and valuation policies and procedures that will be implemented and followed by our Advisors and officers. In addition, we expect that our board of directors will retain one or more independent valuation agents to work with our Advisors and officers to provide additional inputs for consideration by our audit committee and to work directly with our full board of directors, at the board of directors’ request, with respect to the fair value of our portfolio investments.

In addition, our board of directors will:

•	Meet at least quarterly with our:

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Chief Compliance Officer and review the Chief Compliance Officer’s surveillance findings in general, and the Chief Compliance Officer’s findings in particular with regard to our Advisors’ and our officers’ implementation of the valuation procedures;

¡

Advisors and officers to ensure that the Company has taken appropriate remedial action to cure deficiencies, if any, related to the Company’s internal control over financial reporting, which may impact the valuation policies and procedures adopted by the board of directors; and

•

Review any changes in ASC 820 against our approved valuation policies and procedures to ensure that such valuation policies and procedures are modified and approved, as appropriate, in light of current accounting guidance;

Because our board of directors has the ultimate responsibility for determining, in good faith, the fair value of our portfolio investments, our board of directors will have direct access to all entities and all persons, including any independent valuation agents, that are involved in assisting with the valuation of our portfolio investments in order to discuss with them the valuation methodologies they have utilized. We believe this will enable our board of directors to fulfill its responsibilities despite any conflicts that exist.

Determination of Our Net Asset Value

The board of directors will determine the net asset value per share of our outstanding shares of common stock quarterly by dividing the value of total assets minus liabilities by the total number of shares of our common stock outstanding at the time of determination.

Fair Value of Financial Instruments

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, we base fair value on observable market prices or parameters, or derive fair value from such prices or parameters. Where observable prices or inputs are not available, we apply valuation models. These valuation techniques used in our valuation models involve some level of estimation and judgment, the degree of which depends on price transparency for the instruments or market and the financial instruments’ complexity. We categorize assets and liabilities recorded at fair value in our financial statements based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1: Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date. The types of assets carried at level 1 fair value generally consist of equity securities that are listed on active security exchanges.

Level 2: Inputs, other than quoted prices included in level 1, are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

Level 3: Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset.

A significant decrease in the volume and level of activity for an asset or liability is an indication that transactions or quoted prices may not be representative of fair value because, in such market conditions, there may be increased instances of transactions that are not orderly. In those circumstances, we believe further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of financial instrument, whether the financial instrument is new, whether the financial instrument is traded on an active exchange or in the secondary market, and current market conditions. To the extent that we base valuation upon models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by us in determining fair value is greatest for instruments categorized in level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The variability of the observable inputs affected by the factors described above may cause transfers between levels 1, 2, and/or 3, which we will recognize at the end of the reporting period.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that we and others are willing to pay for an asset. Ask prices represent the lowest price that we and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, we will not require that fair value always be a predetermined point in the bid-ask range. Our policy is to allow for mid-market pricing and adjusting to the point within the bid-ask range that meets our best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, we may transfer assets to level 3 if we determine that observable quoted prices, obtained directly or indirectly, are not available.

Value Determinations in Connection with this Continuous Offering

After meeting the minimum offering requirement, we will then sell our shares on a continuous basis at a price of $10.00 per share. However, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and marketing support fees, that is below the then current net asset value. To the extent that the net asset value per share increases subsequent to the last monthly closing, the price per share may increase. Therefore, persons who subscribe for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock.

In connection with each subscription closing on the sale of shares of our common stock offered pursuant to the prospectus on a continuous basis, we expect that our board of directors may delegate to our officers the authority to test that the net proceeds per share from the sale of shares are equal to, or greater than, our current net asset value per share on the date of each subscription closing. Our officers may consult with our board of directors or audit committee members to confirm their determination that we are not selling shares of our common stock at a price which, after deducting selling commissions and marketing support fees, is below our then current net asset value. We expect that our officers, acting under delegated authority from our board of directors, will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock as disclosed in our most recent periodic report filed with the SEC;

•

Our Advisors’ and officers’ assessment of whether any material change in net asset value has occurred (including through any realization of net gains from the sale of a portfolio investment), or any material change in the fair value of portfolio investments has occurred, in each case, from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the closing on and sale of our common stock; and

•

the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our Advisors’ and officers’ assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock at the date of subscription closing.

Importantly, this determination does not require that we calculate and disclose net asset value in connection with each closing and sale of shares of our common stock, but instead it involves the determination by our Advisors and officers, or by our board of directors, that we are not selling shares of our common stock at a price which, after deducting selling commissions and marketing support fees, is below the then current net asset value on the date of sale.

Moreover, to the extent that there is more than a remote possibility that we may: (i) issue shares of our common stock at a price which, after deducting selling commissions and marketing support fees, is below the then current net asset value of our common stock on the date of sale or (ii) trigger the undertaking provided herein to suspend the offering of shares of our common stock pursuant to the prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be made at a price which, after deducting selling commissions and marketing support fees, is below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These valuation processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to the prospectus, we will update the prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

SUITABILITY STANDARDS

Shares of our common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial shareholders in this offering which require that a purchaser of shares have either:

•	A net worth of at least $250,000, or

•	A gross annual income of at least $70,000 and a net worth of at least $70,000.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

Those selling shares on our behalf and participating broker-dealers and registered investment advisers recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years of the information used to determine that an investment in the shares is suitable and appropriate for each investor. In making this determination, your participating broker-dealer, authorized representative or other person selling shares on our behalf will, based on a review of the information provided by you, consider whether you:

•	meet the minimum income and net worth standards established in your state;

•	can reasonably benefit from an investment in our common stock based on your overall investment objectives and portfolio structure;

•	are able to bear the economic risk of the investment based on your overall financial situation, including the risk that you may lose your entire investment; and

•	have an apparent understanding of the following:

•	the fundamental risks of your investment;

•	the lack of liquidity of your shares;

•	the restrictions on transferability of your shares;

•	the background and qualification of our Advisors; and

•	the tax consequences of your investment.

In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

Kansas – It is recommended by the Office of the Kansas Securities Commissioner that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in this investment. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

PLAN OF DISTRIBUTION

We are offering a maximum of 150,000,000 shares of our common stock to the public at an initial offering price of $10.00 per share, except as provided below. Our Managing Dealer is CNL Securities Corp. The shares are being offered on a “best efforts” basis, which means generally that the Managing Dealer is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. We intend that the shares of common stock offered pursuant to this prospectus will not be listed on any national securities exchange during the offering period, and neither our Managing Dealer nor the participating broker-dealers intend to act as market-makers with respect to our common stock. This prospectus also relates to the shares that we will offer under our distribution reinvestment plan. See “Automatic Purchase Plan and Distribution Reinvestment Plan.”

The offering of shares of our common stock will terminate on or before [            ], 2012, which is two years after the effective date of this offering, unless we elect to extend it to a date no later than [            ], 2013. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time prior to the stated termination date.

Managing Dealer

Our Managing Dealer is CNL Securities Corp., which is an affiliate of CNL and a member of FINRA and the SIPC. The Managing Dealer is headquartered at 450 S. Orange Avenue, Orlando Florida. Our Managing Dealer will act as a distributor of our shares of common stock offered by this prospectus.

Subject to certain reductions described below, our Managing Dealer will receive selling commissions of up to 7% of the gross proceeds of shares sold in the offering. The Managing Dealer will also receive a marketing support fee of up to 3% of the gross offering proceeds for marketing support fees. The term “marketing support fees” refers to a portion of the sales load available to participating broker-dealers for assistance in selling and marketing our shares.

Our Managing Dealer will engage unrelated, third-party participating broker-dealers in connection with the offering of shares. As used in this prospectus, the term participating broker-dealers includes the Managing Dealer, other members of FINRA, and entities exempt from broker-dealer registration. In connection with the sale of shares by participating broker-dealers, our Managing Dealer will reallow and pay unrelated participating broker-dealers up to: (a) 7% of the gross proceeds from their allocated sales and (b) 3% for marketing support fees.

The Managing Dealer may reallow all or any portion of the marketing support fees for each share sold by a participating broker, provided that the participating broker agrees to comply with one or more of the following conditions:

•	To have and use internal marketing support personnel (such as telemarketers or a marketing director) to assist the managing dealer’s marketing team;

•	To have and use internal marketing communications vehicles such as newsletters, conference calls, interactive CD-ROMS and internal mail to promote the Company and this Offering;

•

To answer investors’ inquiries concerning monthly statements, valuations, distribution rates, tax information, annual reports, reinvestment and redemption rights and procedures, Automatic Purchase Plan procedures, and the Fund’s financial status;

•	To assist investors with reinvestments, Automatic Purchase Plan purchases and redemptions;

•	To maintain the technology necessary to adequately service our investors as otherwise associated with the Offering; or

•	To provide other services as requested by investors from time to time.

See “— Special Discounts” for a description of the circumstances under which a selling commission and/or marketing support fee may be reduced or eliminated in connection with certain purchases. Selling commissions and marketing support fees will not be paid in connection with the purchase of shares pursuant to our distribution reinvestment plan. We will also reimburse the Managing Dealer for reasonable out-of-pocket due diligence expenses that are incurred by the Managing Dealer and/or participating broker-dealers, provided that such expenses are detailed on itemized invoices.

        In addition, we and, to a lesser extent, our affiliates may pay CNL Capital Markets Corp., our Managing Dealer and their associated persons and affiliates for other expenses incurred, including expenses related to bona fide training and education meetings, sales seminars, wholesaling activities and legal expenses. Amounts paid by us to our Managing Dealer may be paid by our Managing Dealer to any participating brokers. We may also reimburse the participating brokers for certain expenses incurred in connection with this offering. Expenses that we may pay to participating brokers, or those expenses our Managing Dealer reallows to participating brokers, include reimbursements for costs and expenses related to investor and broker/dealer sales and training meetings, broker/dealer bona fide training and education meetings for such meetings conducted by us, our Managing Dealer or participating brokers and including costs of technology associated with the offering and other costs and expenses related to such technology costs.

We, or our affiliates, may provide permissible forms of non-cash compensation to registered representatives of our Managing Dealer and the participating broker-dealers, the value of which may not exceed an aggregate of $100 per sales person, per year. In the event other incentives are provided to registered representatives of the Managing Dealer or the participating broker-dealers, those incentives will be paid only in cash, and such payments will be made only to the Managing Dealer, not to participating broker-dealers or to their registered representatives. Sales incentive programs offered to the Managing Dealer or to participating broker-dealers must first have been submitted for review by FINRA and must comply with Rule 5110 or Rule 2310, as applicable. Costs incurred in connection with such sales incentive programs, if any, will be considered underwriting compensation. Under applicable FINRA rules, the maximum compensation payable to FINRA members participating in this offering may not exceed 10% of our gross offering proceeds, excluding proceeds from our distribution reinvestment plan.

To the extent permitted under applicable law and our articles of incorporation and bylaws, we have agreed to indemnify the Managing Dealer, participating broker-dealers, and selected registered investment advisers against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the Managing Dealer Agreement.

The Managing Dealer and participating broker-dealers are required to deliver a copy of the prospectus to each potential investor. We may make this prospectus, the subscription agreement, certain offering documents, administrative and transfer forms, as well as certain marketing materials, available electronically to the Managing Dealer and participating broker-dealers as an alternative to paper copies when possible. As a result, if the Managing Dealer or a participating broker-dealer chooses, with an investor’s prior consent, it may provide an investor with the option of receiving the prospectus, the subscription agreement, offering documents, administrative and transfer forms, as well as marketing materials, electronically. If the Managing Dealer or a participating broker-dealer chooses to offer electronic delivery of these documents to an investor, it will comply with all applicable requirements of the SEC and FINRA and any laws or regulations related to the electronic delivery of documents. In any case, an investor may always receive a paper copy of these documents upon request to the Managing Dealer or the participating broker-dealer.

Share Distribution Channels

We expect our Managing Dealer to use multiple distribution channels to sell our shares. These channels may have different selling commissions, and consequently, a different purchase price for the shares.

Our Managing Dealer is expected to engage participating broker-dealers in connection with the sale of the shares of this offering in accordance with participating broker agreements. No participating broker-dealers will have entered into a participating broker agreement prior to the effective date of our registration statement. Except as otherwise described, selling commissions and marketing support fees will be paid by us to our Managing Dealer in connection with such sales.

We may pay reduced selling commissions to our Managing Dealer in connection with the sale of shares of our common stock to investors whose contracts for investment advisory and related brokerage services include a fixed or “wrap” fee feature. Investors may agree with their participating brokers that no selling commissions will be payable with respect to the purchase of their shares: (1) if the investor has engaged the services of a registered investment adviser or other financial advisor who will be paid compensation for investment advisory services or other financial or investment advice or (2) if the investor is investing through a bank trust account with respect to which the investor has delegated the decision-making authority for investments made through the account to a bank trust department. The net proceeds to us will not be affected by reducing the selling commissions payable in connection with such transaction. Neither our Managing Dealer nor its affiliates are expected to directly or indirectly compensate any person engaged as an investment adviser or a bank trust department by a potential investor to induce such investment adviser or bank trust department to advise favorably for an investment in shares of our common stock. See “— Special Discounts.”

We also expect to deliver our shares through independent investment advisers (affiliated with registered broker-dealers) and through banks and other entities exempt from broker-dealer registration and acting as trustees or fiduciaries.

Subject to compliance with applicable regulations, we may sell shares directly to certain institutional investors in negotiated transactions in which no party is acting as an underwriter, dealer or agent. We will determine the per share price through negotiations with these institutional investors.

Special Discounts

We may waive or reduce certain fees and expenses in connection with the sale of our shares that will represent a discount to the price at which our securities are offered to the public. However, the amount of net proceeds to us is not expected to be affected by these discounts.

Our executive officers and directors and their immediate family members, as well as officers and employees of our Advisors and its members and their affiliates and their immediate family members (including spouses, parents, grandparents, children and siblings) and other individuals designated by our management, and, if approved by our board of directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. We expect that a limited number of shares of our common stock will be sold to individuals designated by our management, net of all selling commissions and marketing support fees, shortly after the commencement of the offering. However, except for certain share ownership and transfer restrictions contained in our charter, there is no limit on the number of shares of our common stock that may be sold to such persons.

In addition, the selling commission and the marketing support fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales to certain institutional investors, sales through investment advisers or banks acting as trustees or fiduciaries, sales to our affiliates, sales to employees of selected participating broker-dealers, sales made by certain selected participating brokers at the discretion of the Managing Dealer, sales in wrap accounts managed by participating brokers or their affiliates, and sales in managed accounts that are managed by participating brokers or their affiliates. We may also make certain sales directly to these groups designated by our management without a broker-dealer intermediary. For such direct sales, all selling commissions and marketing support fees will be waived.

We may also sell shares at a discount to the public offering price in the event that the investor:

•	pays a broker a fixed fee, e.g., a percentage of assets under management, for investment advisory and broker services, which is refer to as a “wrap fee;”

•

has engaged the services of a registered investment adviser with whom the investor has agreed to pay compensation for investment advisory services or other financial or investment advice (other than a registered investment adviser that is also registered as a broker-dealer who does not have a fixed or “wrap fee” feature or other asset fee arrangement with the investor); or

•	is investing through a bank or other entity exempt from broker-dealer registration acting as trustee or fiduciary.

If an investor purchases shares through one of these channels in this offering, we will sell the shares at a negotiated discount, reflecting that selling commissions will not be paid in connection with such purchases. We expect to receive substantially the same net proceeds for sales of shares through these channels. Neither our Managing Dealer nor its affiliates are expected to compensate any person engaged as a financial advisor by a potential investor to induce such financial advisor to advise favorably for an investment in us.

We are also offering volume discounts to investors who purchase more than $500,000 of shares of our common stock through the same selected broker-dealer in our offering. Shares purchased through our automatic purchase plan, which is described below, qualify for the volume discounts but are not eligible for other discounts set forth in this prospectus. The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected broker-dealer will be reduced. The following table shows the discounted price per share and the reduced selling commissions payable for volume sales of our shares; the marketing support fee of 3% will still be applied at all volume levels.

Dollar Amount of Shares Purchased	Purchase Price per Incremental Share in Volume Discount Range(1)	Reduced Selling Commission Rate
$1 – $500,000	$10.00	7.0%
$500,001 – $750,000	$ 9.90	6.0%
$750,001 – $1,000,000	$ 9.80	5.0%
$1,000,001 – $2,500,000	$ 9.70	4.0%
$2,500,001 – $5,000,000	$ 9.60	3.0%
Over $5,000,000	$ 9.50	2.0%

(1)	Assumes a $10.00 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

We will apply the reduced selling price per share and selling commissions to the incremental shares within the indicated range only. Thus, for example, a total subscription amount of $1,250,000 would result in the purchase of 126,535.926 shares at a weighted average purchase price of $9.88 per share as shown below:

•	$500,000 at $10.00 per share=50,000 shares; (7% selling commission + 3% marketing support fee);

•	$250,000 at $9.90 per share=25,252.525 shares; (6% selling commission + 3% marketing support fee);

•	$250,000 at $9.80 per share=25,510.204 shares; (5% selling commission + 3% marketing support fee); and

•	$250,000 at $9.70 per share=25,773.196 shares; (4% selling commission + 3% marketing support fee).

To qualify for a volume discount in connection with multiple purchases of our shares you must use the same participating broker-dealer for each purchase and you must mark the “Additional Investment” space on the subscription agreement. We are not responsible for failing to combine purchases if you fail to mark the “Additional Investment” space. Once you qualify for a volume discount, you will be eligible to receive the benefit of such discount for subsequent purchases of shares in our offering through the same participating broker-dealer. To the extent requested in writing by an investor as described above, our volume discount is cumulative. To the extent an investor’s cumulative purchases qualify for a volume discount, such investor’s purchases will qualify for a volume discount equal to: (i) the volume discount for the applicable purchase or (ii) to the extent the subsequent purchase, when aggregated with the prior purchase(s), qualifies for a greater volume discount, the volume discount for such aggregated purchases.

To the extent purchased through the same participating broker-dealer, the following persons may combine their purchases as a “single purchaser” for the purpose of qualifying for a volume discount:

•	an individual, his or her spouse, their children under the age of 21, and all pension or trust funds established by each such individual;

•	a corporation, partnership, association, joint-stock company, trust fund, or any organized group of persons, whether incorporated or not;

•	an employees’ trust, pension, profit-sharing, or other employee benefit plan qualified under Section 401(a) of the Code; and

•	all pensions, trusts, or other funds maintained by a given bank.

In the event that a person wishes to have his or her order combined with orders made by others for the purposes of being treated as a “single purchaser,” that person must request such treatment in writing at the time of subscription, setting forth the basis for the discount and identifying the orders to be combined. Any request will be subject to verification that the orders to be combined may be treated as purchases made by a single purchaser. If the subscription agreements for the combined orders of persons wishing to be treated as a single purchaser are submitted at the same time, then the commissions payable and discounted share price will be allocated pro rata among the combined orders on the basis of the respective amounts of each order. If the subscription agreements are not submitted at the same time, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.

Only shares of our common stock purchased in this offering pursuant to this prospectus are eligible for volume discounts. Shares of our common stock purchased through our distribution reinvestment plan will not be eligible for a volume discount nor will such shares count toward the threshold limits listed above that qualify individuals for the various discount levels.

Other Discounts

Notwithstanding the above, the Managing Dealer may, in its sole discretion, enter into an agreement with a participating broker-dealer whereby such participating broker-dealer may aggregate subscriptions as part of a combined order for the purpose of offering investors reduced aggregate selling commissions and marketing support fees, provided that any such aggregate group of subscriptions must be received from such participating broker-dealer. Additionally, the Managing Dealer may, in its sole discretion, aggregate subscriptions as part of a combined order for the purpose of offering investors reduced aggregate selling commissions and marketing support fees, provided that any such aggregate group of subscriptions must be received from the Managing Dealer. Any reduction in selling commissions and marketing support fees would be prorated among the separate subscribers.

Minimum Offering Requirement

Investments are made by completing and properly executing a subscription agreement. A specimen copy of the subscription agreement is included in this prospectus as Appendix A. Your investment funds must be submitted with the subscription agreement. We, our Managing Dealer, and participating broker-dealers will solicit subscriptions but will not sell any shares unless, we raise gross offering proceeds of $2 million within one year from the date of this prospectus. This is referred to as our minimum offering requirement. When the minimum offering requirement has been met, the escrow funds will be released to us, and we will continue to issue shares. Pending satisfaction of the minimum offering requirement, all subscription payments will be placed in an interest-bearing account held by our designated escrow agent in trust for our subscribers’ benefit. If we do not satisfy the minimum offering requirement within one year from the effective date of this prospectus, we will return all funds, including earned interest in the escrow account to subscribers. Funds held in escrow will not incur any fees or expenses. We will bear all expense of the escrow, and, as such, any interest to be paid to any subscriber will not be reduced for such expenses.

Upon raising $2 million and meeting the minimum offering requirement, the funds, including earned interest, will be released from escrow to us within approximately 30 days and investors with subscription funds held in the escrow will be admitted as our shareholders as soon as practicable, but in no event later than 15 days after such release.

Once the minimum offering requirement is met, we intend to sell our shares on a continuous basis at a price of $10.00 per share. However, if our net asset value per share increases above our net proceeds per share as stated in this prospectus (calculated in accordance with the requirements of GAAP), we intend to supplement this prospectus and sell our common stock at a price necessary to ensure that our shares are not sold at a net price, after deduction of selling commissions (up to 7%) and marketing support fees (up to 3%), that is below our net asset value per share. Therefore, subscriptions for this offering shall be for a specific dollar amount rather than a specified quantity of shares. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and will also post the updated information on our website. Except as discussed above, the public offering price of our common stock will always include a provision for a sales load of up to 10%, computed as a percentage of the public offering price.

SUBSCRIPTION PROCESS

You must be resident in the United States and have a bona fide U.S. taxpayer identification number (social security number or employer identification number) to subscribe to this offering. Investors who meet our suitability standards may subscribe for shares of our common stock as follows:

•	Review this entire prospectus and any appendices and supplements accompanying this prospectus.

•

Complete and properly execute a subscription agreement. A specimen copy of the subscription agreement is included in this prospectus as Appendix A. Your investment funds must be submitted with the subscription agreement.

•

Your initial subscription amount must be at least $5,000 (or $4,000 for tax-exempt plans). Any purchases thereafter must be in increments of $500. This $500 requirement does not apply to purchases which are made pursuant to our distribution reinvestment plan or automatic purchase plan.

•	Until the minimum offering requirement is met, please make your check payable to [ ], our escrow agent.

•	After we have met the minimum offering requirement, please make your check payable to Corporate Capital Trust, Inc. See “Plan of Distribution.”

•	Deliver the signed check for the initial subscription amount along with the completed Subscription Agreement to your financial advisor who will ensure that the completed materials are delivered to us.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive this prospectus. Subscriptions will be accepted or rejected within 30 calendar days of receipt by us. If your subscription is rejected, all subscription funds will be returned to you, without deduction for any expenses, within 10 business days from the date the subscription is rejected.

AUTOMATIC PURCHASE PLAN AND DISTRIBUTION REINVESTMENT PLAN

Any investor who purchases shares of our common stock in this offering may elect to participate in our automatic purchase plan and/or our distribution reinvestment plan by making a written election to participate in such plan on his or her subscription agreement at the time he or she subscribes for shares. Both the automatic purchase plan and the distribution reinvestment plan are further described below.

During each quarter, but in no event later than 30 days after the end of each calendar quarter, our transfer agent will mail and/or make electronically available to each participant in each of the automatic purchase plan and distribution reinvestment plan, a statement of account describing, as to such participant, the distributions received during such quarter, the number of shares of our common stock purchased during such quarter, the per share purchase price for such shares and the total administrative charge paid by us on behalf of each participant, as applicable. At least annually, we will include tax information for income earned on shares under the automatic purchase plan and distribution reinvestment plan on a Form 1099-DIV that is mailed to you.

Automatic Purchase Plan

We have adopted an automatic purchase plan that allows our shareholders to make cash investments of $25 per month or $75 per quarter, or more, in additional shares of our common stock through automatic debits to their checking account on the last business day of each month or quarter. You may elect to participate in our automatic purchase plan concurrent with, or after, your initial purchase of shares. Our automatic purchase plan will commence once we meet the minimum offering requirement.

Once the plan commences, automatic debits to the participant’s checking accounts will begin on the last business day of the then current month or quarter, provided that the date the plan commences is at least 15 business days prior to the end of such month or quarter. If the plan commences on a date that is less than 15 business days prior to the end of the then current month or quarter, the automatic debits will begin on the last business day of the next month or quarter and will apply to all subsequent monthly or quarterly periods unless the participant elects to terminate his or her participation in the plan.

Participants in the automatic purchase plan may elect to terminate their participation in the plan, or modify the amount, timing or other terms of automatic purchase at any time by providing written notice to us. Terminations and modifications will be effective as of the date selected by the participant in the termination or modification notice, provided that such date is at least 15 business days after our receipt of such notice. There are no fees associated with a participant terminating his or her participation in the automatic purchase plan and such participant will be allowed to participate in the automatic purchase plan again and we are required to deliver to the shareholder a current prospectus when the shareholder elects to participate again in the automatic purchase plan.

Shares purchased under the automatic purchase plan will incur a front-end load, which consists of selling commissions and marketing support fees, as well as other fees and/or reimbursements, if any, in accordance with this prospectus. In addition, shares purchased under the automatic purchase plan will be subject to the suitability standards described in this prospectus. See “Suitability Standards.”

Nebraska – Residents of Nebraska are prohibited from participating in the Automatic Purchase Plan.

Distribution Reinvestment Plan

We have adopted an “opt-in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. There will be no selling commissions, marketing support fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the plan administrator’s fees under the plan.

Any purchases of our stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions.

We expect to coordinate distribution payment dates so that the same price that is used for the subscription closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under our distribution reinvestment plan. Your reinvested distributions will purchase shares at a price equal to 95% of the price that the shares are sold in the offering at the subscription closing immediately following the distribution date. In the event that this offering is suspended or terminated, then the reinvestment purchase price will be the net asset value per share. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered shareholder, you may elect to have your entire distribution reinvested in shares of additional stock by notifying [                    ], the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to shareholders. If you elect to reinvest your distributions in additional shares of stock, the plan administrator will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt-in” to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

We intend to use newly issued shares to implement the plan. The number of shares we will issue to you is determined by dividing the total dollar amount of the distribution payable to you by a price equal to 95% of the price that the shares are sold in the offering at the subscription closing immediately following the distribution date.

If you participate in the distribution reinvestment plan, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Any stock received in a purchase under our distribution reinvestment plan will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account. We reserve the right to amend, suspend or terminate the distribution reinvestment plan.

Additional information about the distribution reinvestment plan may be obtained by contacting shareholder services for Corporate Capital Trust, Inc. at (866) 650-XXXX.

SHARE REPURCHASE PROGRAM

During the term of this offering, we do not intend to list our shares on a securities exchange and we do not expect there to be a public market for our shares. As a result, if you purchase shares of our common stock, your ability to sell your shares will be limited.

Beginning 12 months after we meet the minimum offering requirement, we intend to commence a share repurchase program pursuant to which we intend to conduct quarterly tender offers, on approximately 10% of our weighted average number of outstanding shares in any 12-month period, in accordance with the requirements of Rule 13e-4 under the Exchange Act and the 1940 Act, to allow our shareholders to tender their shares at a price equal to our net asset value per share on the date of repurchase. Our share repurchase program will include numerous restrictions that limit your ability to sell your shares.

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. See “Automatic Purchase Plan and Distribution Reinvestment Plan.” At the sole discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares. In addition, we will limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. You may tender all of the shares of our common stock that you own. We do not plan to repurchase any shares of any shareholder under the circumstances of death or disability of such shareholder.

To the extent that the number of shares of our common stock tendered to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibit distributions that would cause a corporation to fail to meet statutory tests of solvency. The limitations and restriction described above may prevent us from accommodating all repurchase requests made in any year. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.

We will offer to repurchase shares on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of our independent directors, such repurchases would not be in the best interests of our shareholders or would violate applicable law. There is no assurance that our board will exercise its discretion to offer to repurchase shares or that there will be sufficient funds available to accommodate all of our shareholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act.

ADDITIONAL INFORMATION

Registration Statement and Statement of Additional Information

We have filed a registration statement under the Securities Act with the SEC on Form N-2, together with all amendments and related exhibits. The registration statement includes this prospectus along with additional information about us and our shares of common stock being offered by this prospectus, including an SAI. The SAI is incorporated by reference herein to this prospectus. For your reference, the Table of Contents of the SAI is as follows:

TABLE OF CONTENTS	SAI-1
INVESTMENT OBJECTIVE AND POLICIES	SAI-2
MANAGEMENT	SAI-6
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	SAI-10
BROKERAGE ALLOCATION AND OTHER PRACTICES	SAI-11
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	SAI-12
REGULATION	SAI-13
FINANCIAL STATEMENTS	SAI-17

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, but only in permitted jurisdictions and only when accompanied by or preceded by the delivery of this prospectus, as supplemented. We will submit all supplemental sales materials to the SEC for review prior to distributing such materials. The supplemental sales material does not contain all of the information material to an investment decision and should only be reviewed after reading our prospectus. The sales materials expected to be used in permitted jurisdictions include:

•	investor sales promotion brochures;

•	cover letters transmitting the prospectus;

•	brochures containing a summary description of the offering;

•	fact sheets describing the general nature of our business and our investment objective;

•	flyers describing our recent investments;

•	broker updates;

•	online investor presentations;

•	third-party article reprints;

•	website material;

•	electronic media presentations; and

•	client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by CNL or its affiliates with the exception of any third-party article reprints. In certain jurisdictions, some or all of such sales materials may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in such sales materials.

We are offering shares in this offering only by means of this prospectus. Although we do not expect that the information contained in our supplemental sales materials will conflict with any of the information contained in this prospectus, as supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in the prospectus or the registration statement of which this prospectus is a part.

Reports to Shareholders

Within 45 days after the end of each fiscal quarter, we are required to file our quarterly report on Form 10-Q. Within 90 days after the end of each fiscal year, we are required to file our annual report on Form 10-K and then intend to provide a copy of our annual report to all shareholders of record as of the end of each fiscal year shortly after filing it with the SEC. We will also file with or submit to the SEC current reports on Form 8-K, proxy statements and other information meeting the informational requirements of the Exchange Act. These reports, including communications with shareholders, should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which this prospectus is a part. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at www.corporatecapitaltrust.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 450 S. Orange Ave., Orlando, FL 32801. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us. Unless you elect to receive such documents and information electronically, they will be provided in paper form by U.S. mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there could be costs associated with electronic delivery, such as on-line access charges. In addition, all such documents and information may be accessed and printed from our website. As documents and information become available, if we have your email address on record, we will notify you by sending you an e-mail message, which will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending paper copies by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you paper copies of all documents that we are required to provide to you. However, in order for us to be properly notified, your revocation must be given to us within a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

TAX MATTERS

The following is a summary of certain U.S. federal income tax consequences to a shareholder who purchases our common stock pursuant to this offering. This summary is subject to change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common shares in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or shareholders who contribute assets to us in exchange for our shares. This discussion assumes that the shareholders hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our shareholders, and the discussion set forth herein does not constitute tax advice. No ruling has been or will be sought from the Internal Revenue Service, or the IRS, regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our shareholders. Shareholders are urged to consult their own tax advisers to determine the U.S. federal, state, local, and foreign tax consequences to them of investing in our shares.

Taxation of the Company

We intend to elect to be treated, beginning with our first taxable year ending December 31, 2011, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. To continue to qualify as a RIC, we must: (a) derive in each taxable year at least 90% of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or QPTP; and (b) diversify our holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25% of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs. We may generate certain income that might not qualify as good income for purposes of the 90% annual gross income requirement described above. We will monitor our transactions to endeavor to prevent our disqualification as a RIC.

In addition, as a RIC, we must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses. In this prospectus, we refer to this distribution requirement as the Annual Distribution Requirement.

As a RIC, in any fiscal year with respect to which we distribute at least 90% of the sum of our: (i) “investment company taxable income,” which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long-term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses, determined without regard to the deduction for dividends and distributions paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions), we (but not our shareholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our shareholders. We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains for investment or any investment company taxable income, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

        We may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount each U.S. shareholder will be required to include his, her, or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholders will be entitled to claim a credit equal to his, her, or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s cost basis for his, her or its common stock. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for federal income tax. A shareholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that we have paid. For federal income tax purposes, the tax basis of shares owned by a shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder as described in this paragraph. To utilize the deemed distribution approach, we must provide written notice to shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of its investment company taxable income as a “deemed distribution.” We may also make actual distributions to our shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

(1)	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

(2)	at least 98% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

(3)	certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

For purposes of determining: (1) whether the Annual Distribution Requirement is satisfied for any year, and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. shareholders on December 31 of the year in which the dividend was declared. If, in any particular taxable year, we do not satisfy the Annual Distribution Requirement or otherwise were to fail to qualify as a RIC (for example, because we fail the 90% annual gross income requirement described above), all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and distributions generally will be taxable to the shareholders as ordinary dividends to the extent of our current and accumulated earnings and profits.

To comply with Code, the reinvestment of dividends at a price equal to 95% of the price that the shares are sold in the offering at the subscription closing date immediately following such distribution payment date, will be applied with no preference to any share of stock as compared with other shares of the same class and with no preference to one class of stock as compared with another class except to the extent that the former is entitled (without reference to waivers of their rights by shareholders) to such preference.

We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a regular corporation for a particular year would be in our best interests.

Taxation of U.S. Shareholders

For purposes of this discussion, a “U.S. shareholder” is a holder or a beneficial holder of shares which is for U.S. federal income tax purposes: (1) a person who is a citizen or resident of the U.S., (2) a domestic corporation (or other entity taxable as a corporation for U.S. federal income tax purposes), (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if: (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity classified as a partnership for U.S. tax purposes holds the shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring shares, and partners in such partnerships, should consult their own tax advisors. Prospective investors that are not U.S. shareholders are urged to consult their own tax advisors with respect to the U.S. federal income tax consequences of an investment in our shares, including the potential application of U.S. withholding taxes.

Distributions we pay to our shareholders from our ordinary income or from an excess of net realized short-term capital gains over net realized long-term capital losses, which together we refer to in this prospectus as “ordinary income dividends,” are generally taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate shareholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of net realized long-term capital gains over net realized short-term capital losses, which we refer to in this prospectus as “capital gain dividends,” including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains if they have been properly designated by us, regardless of the length of time you have owned our shares. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). The reduction in the tax basis of shares by the amount of any return of capital distributions, which will generally result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares. Generally, you will be provided with a written notice designating the amount of any ordinary income dividends and capital gain dividends or other distributions as promptly as practicable after the close of the taxable year.

In the event that we retain any net capital gains, we may designate the retained amounts as undistributed capital gains in a notice to our shareholders. If a designation is made, shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a U.S. shareholder would be increased by an amount equal to the difference between: (i) the amount included in the U.S. shareholder’s income as long-term capital gains and (ii) the U.S. shareholder’s proportionate share of the corporate tax paid by us.

If, in January of any year, we pay our shareholders a dividend that was declared during the final calendar quarter of the preceding year to our shareholders of record as of a specified date in such calendar quarter, then the dividend will be treated for tax purposes as being paid by us and received by our shareholders on December 31 of such preceding year (i.e., the year in which the dividend was declared). Dividends and other taxable distributions are taxable to our shareholders even if they are reinvested in additional shares of our common stock. In addition, to the extent that a shareholder purchases additional shares within the Distribution Reinvestment Plan at a discount to fair market value of the shares, the shareholder will be treated for tax purposes as having received an additional distribution equal to the amount of the purchase price discount. A shareholder designating a distribution for reinvestment will be taxed on the amount of such distribution as ordinary income to the extent such distribution is from current or accumulated earnings and profits, unless we have designated all or a portion of the distribution as a capital gain dividend or as a return of capital. In that event, such designated portion of the distribution will be taxed as long-term capital gain or as a return of capital, respectively. If you are purchasing our shares pursuant to a volume discount or any other reduction in selling commissions or other fees, as set forth elsewhere in this prospectus, you should consult with your own tax advisor before electing to participate in the Distribution Reinvestment Plan.

A U.S. shareholder will realize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the U.S. shareholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, a gain or loss recognized by a U.S. shareholder on the sale or other disposition of our common shares will result in capital gain or loss to such shareholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss realized by a shareholder upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

We will send each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the “qualified dividend income” rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends received deduction.

We may be required to withhold federal income tax, which we refer to in this prospectus as backup withholding, from all taxable distributions to any non-corporate U.S. shareholder: (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is typically his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

Shareholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax consequences of an investment in our shares.

We will only sell securities to investors that disclose (1) a U.S. address and (2) a U.S. social security number or tax identification number.

Company Investments

        Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. We will monitor our transactions and may decide to make certain tax elections, may be required to borrow money, or may be required to dispose of securities to mitigate the effect of these rules and prevent disqualification of us as a RIC.

Investments we make in securities issued at a discount or providing for deferred interest or paid-in-kind interest are subject to special tax rules that will affect the amount, timing, and character of distributions to our shareholders. For example, with respect to securities issued at a discount, we will generally be required to accrue daily, as income, a portion of the discount and to distribute such income each year to maintain our qualification as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital, or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.

In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our shareholders their share of the foreign taxes paid by us.

We may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes). Thus, it is possible that one or more such entities in which we invest could be treated under the Code and the U.S. Treasury regulations as a “passive foreign investment company” or a “controlled foreign corporation.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require us to recognize income where we do not receive a corresponding payment in cash and make distributions with respect to such income in order to maintain our status as a RIC. Under such circumstances, we may have difficulty meeting the Annual Distribution Requirement necessary to obtain and maintain RIC tax treatment under the Code. Under certain circumstances an investment in a passive investment company could result in a tax to the Company and/or an increase in the amount of taxable distributions by the Company.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Arnold &

Porter LLP.

EXPERTS

The balance sheet of Corporate Capital Trust, Inc. as of June 9, 2010 has been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing in the registration statement. This financial statement is included in the registration statement in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

[OUTSIDE BACK COVER OF PROSPECTUS]

For More Information:

Statement of Additional Information: Additional information about us is available in our Statement of Additional Information, dated [        ], which has been incorporated by reference into, and is legally part of, this prospectus. The Statement of Additional Information and this prospectus are available without charge on our website at: www.corporatecapitaltrust.com.

Contacting us: You can request free copies of this prospectus and the Statement of Additional Information and discuss your questions about us by contacting us at:

Corporate Capital Trust, Inc.

450 S. Orange Avenue

Orlando, Florida 32801

1-866-650-XXXX

For questions about our investment management contact:

CNL Fund Advisors Company

450 S. Orange Avenue

Orlando, Florida 32801

1-866-745-3797

Securities and Exchange Commission Information

You can also review our filings, the prospectus and the Statement of Additional Information on the SEC’s website at http://www.sec.gov/edgar/searchedgar/companysearch.html or at the Public Reference Room of the SEC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room

Securities and Exchange Commission

Washington, D.C. 20549-0102

E-mail address: publicinfo@sec.gov

SEC File No. 333-167730

Managing Dealer: CNL Securities Corp., member FINRA/SIPC

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT

CORPORATE CAPITAL TRUST, INC.

Subscription Agreement

Return via Standard Mail	Return via Overnight Delivery	CNL Client Services
XXXXXXXXXXXXXXXXXXXXXX. XXXXXXXXXXXX XXXXXXXXXXXXXX XXXXXXXXXXXXXX XXXXXXXXXXXXXXXX	XXXXXXXXXXXXXXXXXXXXXXXXX. XXXXXXXXXXXX XXXXXXXXXXXXXX XXXXXXXXXXXXXX XXXXXXXXXXXXXXXX	XXXXXXXXXXXXXXXXXX. XXXXXXXXXXXX XXXXXXXXXXXXXX XXXXXXXXXXXXXX XXXXXXXXXXXXXXXX

Subscription Agreement

FIRST OFFERING	Corporate Capital Trust, Inc.

one	Investment

Make check payable to Escrow Agent for Corporate Capital Trust, Inc. or the custodian of record for qualified plan investments.	This is an (select one) ☐ Initial Investment ☐ Additional Purchase	☐ Net of Commissions Purchase*
* Attach a Net-of-Commission affirmation letter, completed and signed by your Broker-dealer.

We do not accept cash, money orders, starter or counter checks, third- party checks and traveler’s checks.	Amount of Subscription $
If a check received from an investor is returned for insufficient funds or otherwise not honored, Corporate Capital Trust, Inc. may return the check with no attempt to redeposit, and any issuance of the shares or declaration of distributions on shares may be rescinded or redeemed. Corporate Capital Trust, Inc. may reject any subscription, in whole or in part, in its sole discretion.

two	Investor Information

Name(s) and address will be recorded exactly as printed.	Investor Name/Trustee			Social Security Number / TIN

Please print name(s) in which shares are to be registered.	Co-Investor Name/Trustee (if applicable)			Social Security Number / TIN

Street Address (required) ☐ If subsequent purchase, check here if new address.

	City	State	Zip Code

i

Email Address

Daytime Phone Number	Evening Phone Number

Optional Mailing Address

City	State	Zip Code

All accounts must select one type of citizenship and answer the backup with-holding question.	Citizenship	☐ U.S. citizen ☐ Resident Alien	☐ U.S. citizen residing outside the U.S., Country

I am subject to backup withholding ☐ YES ☐ NO

For Custodial Accounts Only

Name	TIN

Address	Custodian/Brokerage Acct. Number

City	State	Zip Code

three	Form of Ownership

Select One Type of Account.	Non-Custodial – Single Signature (minimum investment $5,000):

☐ Individual ☐ Individual with Transfer on Death*

* Fill out Transfer on Death Form to effect designation. Transfer on Death form available on www.corporate capitaltrust.com.	Non-Custodial – Multiple Signatures ☐ Joint Tenant with Rights of Survivorship ☐ Joint Tenants with Transfer on Death* ☐ Community Property
Non-Custodial – Trust

☐ Taxable Trust ☐ Tax Exempt Trust

Name of Trust
Custodial –Custodian Signature Required (minimum investment $4,000):

☐ Traditional IRA ☐ ROTH IRA ☐ SEP/IRA ☐ Rollover IRA ☐ Beneficial IRA

Beneficial IRA Decedent Name

Other – Custodian Signature Required (minimum investment $5,000):

☐ Uniform Gift to Minors Act, State of DOB of Minor

☐ Uniform Transfers to Minors Act, State of DOB of Minor

Other

☐ Corporation ☐ Partnership ☐ Non-Profit Organization ☐ Profit Sharing Plan ☐ Pension Plan ☐ Other (specify and include title and signature pages)

Name of Corporation/Plan Name/Other

four	Distributions Instructions

Complete this section to direct your distributions to our distribution reinvestment plan (DRP) or to deposit them directly into your account.

☐  Send distributions to investor address shown in Section 2

☐  Reinvest in Corporate Capital Trust, Inc. shares (See prospectus for more details)

☐  Direct Deposit cash (non-custodian investors only; Provide information requested below)

IRA accounts may not direct distributions without the Custodian’s approval.
I authorize Corporate Capital Trust, Inc. or its Agents (collectively, the “BDC”) to deposit my distribution to my checking, savings or brokerage account. This authority will remain in force until I notify the BDC in writing to cancel it. In the event that the BDC deposits funds erroneously into my account, it is authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Financial Institution

Address

	City	State	Zip Code

Select One Account Type. (For Direct Deposit Only)	☐ Checking (please include a voided check) ☐ Savings ☐ Brokerage or other

	Account Number	ABA Routing Number

five	Automatic Purchases

Complete the following information if you wish to authorize additional investments in Corporate Capital Trust, Inc. via automatic debits from your bank account.	Each investor who elects to participate in the automatic purchase plan agrees that the agreements, representations and warranties made by the investor in this Subscription Agreement apply to all additional purchases made under the plan including that the investor meets the suitability standards in the Prospectus (as defined herein) and this Subscription Agreement. The investor also acknowledges and understands that the notices set forth in this Subscription Agreement also apply to additional purchases made under the automatic purchase plan. See the Prospectus (as defined herein) for plan details. Nebraska residents are not eligible to participate in the automatic purchase plan.
I wish to make an automatic purchase (minimum of $25 per month or $75 per quarter) in the amount of: $

Check the appropriate box below designating either a monthly or quarterly debit.

☐ I prefer a monthly automatic debit (on the last business day of each month).

☐ I prefer a quarterly automatic debit (on the last business day of each quarter).

Select One Account Type.	☐ Checking (please include a voided check)	☐ Savings (please include a deposit slip)

	Account Number	ABA Routing Number

	I authorize payment for automatic purchases through direct debits from my checking or savings account. Investors must initial this authorization where indicated. Not available on IRA custodial accounts or other retirement accounts.	Initials

Please attach a voided check or deposit slip.	Please enclose a voided check or deposit slip for the appropriate account to participate in the automatic purchase plan. By enclosing a voided check or deposit slip you authorize the BDC to begin making electronic debits from the checking or savings account designated by the enclosed voided check or deposit slip on the last business day of each month or quarter commencing after the BDC has accepted subscriptions for $2 million of shares and broken escrow. Such deductions and investments will continue until you notify the BDC in writing to change or discontinue them. Should your checking or savings account contain insufficient funds to cover the authorized deduction, no deduction or investment will occur. In such event, your bank may charge you a fee for insufficient funds.

six	Electronic Delivery

Corporate Capital Trust, Inc. strongly recommends that you select this option and thereby elect to receive documents electronically. Doing so will expedite delivery of documents and reduce printing and mailing costs borne by Corporate Capital Trust, Inc. and its shareholders.

☐  Electronic Delivery – I hereby request that Corporate Capital Trust, Inc. deliver all shareholder communications (including proxy statements, annual and quarterly reports, prospectus supplements, investor communications, account statements*, tax forms and other required reports) to me by sending electronic notifications to the email address I have provided below. I understand that I may revoke my request for electronic delivery at any time by calling (XXX) XXX–XXXX.

*Electronic delivery of account statements is not available to investors electing to receive a check by mail.

Email Address

seven	Subscriber Signatures

	Investor	Co-Investor
Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make such representations on your behalf.

In order to induce Corporate Capital Trust, Inc. to accept this subscription, I hereby represent and warrant as follows:

a)      I have received the final Prospectus (as amended or supplemented as of the date hereof) for Corporate Capital Trust, Inc.

	Initials	Initials

b)      I have: (i) a net worth (does not include home, furnishings and personal automobiles) of at least $250,000 or (ii) a net worth (as described above) of at least $70,000 and a gross annual income of at least $70,000.

	Initials	Initials

c)	I acknowledge that there is no public market for the shares and thus my investment in the shares is not liquid.	Initials	Initials

d)	I am purchasing the shares for my own account and if I am purchasing shares on behalf of a trust or other entity of which I am trustee or authorized agent I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.	Initials	Initials

If applicable, I also meet the additional suitability requirements imposed by my state of primary residence as set forth in the Prospectus (as defined herein) under the sections described in the Prospectus and entitled “Suitability Standards” and “How to Subscribe.” (Applies to [                        ]investors.)

		Initials	Initials

	If applicable, I acknowledge the recommendation imposed by [ ], one of which is my primary residence, that my aggregate investments in Corporate Capital Trust, Inc. and similar direct participation investments do not exceed 10% of my “liquid net worth,” which for these purposes is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.	Initials	Initials

	Kansas – It is recommended by the Office of the Kansas Securities Commissioner that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in this investment. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.	Initials	Initials

Substitute IRS Form W-9 Certification:

The investor signing below, under penalties of perjury, certifies that: (i) the number shown on this subscription agreement is its correct taxpayer identification number (or it is waiting for a number to be issued to it) and (ii) it is not subject to backup withholding either because: (A) it is exempt from backup withholding, (B) it has not been notified by the Internal Revenue Service (“IRS”) that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified it that it is no longer subject to backup withholding, and (iii) it is a U.S. person for federal tax purposes (including a U.S. resident alien).

NOTE: IF THE INVESTOR HAS BEEN NOTIFIED BY THE IRS THAT IT IS CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE IT HAS FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON ITS TAX RETURN, THEN CLAUSE (ii) IN THIS CERTIFICATION SHOULD BE CROSSED OUT AND THE “SUBJECT TO BACKUP WITHHOLDING” BOX SHOULD BE CHECKED IN SECTION TWO ABOVE.

The Internal Revenue Service does not require your consent to any provision of this document other than this certification, which is required to avoid backup withholding.

I/WE ACKNOWLEDGE THAT THE SHARES WILL NOT BE LISTED ON AN EXCHANGE OR TRADED ON A SECONDARY MARKET, AND I/WE MAY NOT BE ABLE TO RESELL THE SHARES REGARDLESS OF INVESTMENT PERFORMANCE. IF I AM/WE ARE ABLE TO SELL THE SHARES, I UNDERSTAND THAT I/WE MAY RECEIVE LESS THAN THE PURCHASE PRICE. CORPORATE CAPITAL TRUST, INC.’S BOARD OF DIRECTORS MAY DECIDE TO CREATE A SHARE REPURCHASE PROGRAM, BUT ONLY A VERY LIMITED NUMBER OF SHARES WILL BE ELIGIBLE FOR REPURCHASE PURSUANT TO IT.

Signature of Investor – OR – Beneficial Owner	Date

Signature of Co-Investor – OR – Custodian	Date

eight	Broker/Financial Advisor Information & Signature

v

The Financial Advisor (“FA”) or Registered Representative hereby warrants that it is duly licensed and may lawfully sell shares in the state designated as the investor’s legal residence.

Participating Broker-Dealer Name ☐ Check if recently employed by new B/D

Financial Advisor – OR – Registered Representative Name	Advisor Number

Mailing Address ☐ Check if updated address

City	State	Zip Code

Telephone	Fax

Email Address

THE FINANCIAL ADVISOR OR REGISTERED REPRESENTATIVE MUST SIGN BELOW.

The undersigned confirms by its signature that it: (i) has reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) has verified that the form of ownership selected is accurate and, if other than individual ownership, has verified that the individual executing on behalf of the investor is properly authorized and identified; (iii) has discussed such investor’s prospective purchase of shares with such investor; (iv) has advised such investor of all pertinent facts with regard to the liquidity and marketability of the shares; (v) has delivered the prospectus contained in the BDC’s registration statement (File No. 333-167730) on file with the Securities and Exchange Commission (as amended or supplemented, the “Prospectus”) to such investor; and (vi) has reasonable grounds to believe that the purchase of shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the Prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto. The above-identified entity, acting in its capacity as agent, Advisor and/or Broker/Dealer, has performed functions required by federal and state securities laws and FINRA rules and regulations, including, but not limited to Know Your Customer, Suitability and PATRIOT Act (AML, Customer Identification) as required by their relationship with the subscriber(s) identified on this document.

THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND.

I understand this Subscription Agreement is for the offering of Corporate Capital Trust, Inc.

Signature of Financial Advisor – OR – Registered Representative	Date

Signature of Branch Manager	Date

All items on the Subscription Agreement must be completed in order for a subscription to be processed. Subscribers should read the Prospectus (as defined herein) in its entirety. Each subscription will be accepted or rejected by Corporate Capital Trust, Inc. (the “BDC”) within 30 days after its receipt, and no sale of shares shall be completed until at least five business days after the date the subscriber receives a copy of the final Prospectus (as defined herein). Subscribers will receive a confirmation of their purchase.

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Preliminary Statement of Additional Information

Subject to Completion, dated October 15, 2010

CORPORATE CAPITAL TRUST, INC.

A Business Development Company

STATEMENT OF ADDITIONAL INFORMATION [                ], 2010

This STATEMENT OF ADDITIONAL INFORMATION, or SAI, is NOT A PROSPECTUS and should only be read in conjunction with our prospectus, dated [                ], 2010, relating to this offering and any accompanying prospectus supplement. A copy of the prospectus and any accompanying prospectus supplement may be obtained, without charge, by calling us at (866) 650-XXXX, or by visiting our website at www.corporatecapitaltrust.com.

Our prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, or the SEC. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549, or via the SEC’s website at www.sec.gov, at no charge.

We are a newly formed entity and therefore have no operating history to report. We have not operated under any other name or conducted other business activity.

Unless otherwise noted, the terms “we,” “us,” “our” and “Corporate Capital Trust” refer to Corporate Capital Trust, Inc. Terms not defined herein have the same meaning as given to them in the prospectus.

SAI-1

INVESTMENT OBJECTIVE AND POLICIES

General

Our investment strategy focuses on creating an investment portfolio that generates superior risk-adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring our portfolio. When evaluating an investment, we use the resources of our Advisors to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value. We believe that a flexible approach to investing allows us to take advantage of the opportunities throughout the capital structure that offer the most favorable risk/reward characteristics.

We will seek to invest primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. We anticipate that a substantial portion of our portfolio will consist of senior and subordinated debt, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. We may separately purchase common or preferred equity interests in transactions. Our portfolio is expected to include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments.

Investment sizes will vary as our capital base changes and will ultimately be at the discretion of our Advisors subject to oversight by our board of directors. Prior to raising significant capital, we may make smaller investments and focus on syndicated leveraged loans and high-yield bonds.

Investment Objective

Our investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by:

•	utilizing the strong investment expertise and sourcing networks of our Advisors and their respective affiliates;

•	being disciplined in selecting opportunities that offer favorable risk/reward characteristics and relative value;

•	investing primarily in the debt of privately owned, medium- and large-sized U.S. companies with a focus on originated transactions sourced through the networks of our Advisors;

•	focusing primarily on mature businesses which have long track records of stable cash flow and that have material equity investments from well-known owners;

•

seeking portfolio companies that we believe have strong, existing management teams with incentives that closely align their interests with the long-term performance of the business, such as through equity ownership; and

•	adhering to an investment approach that emphasizes strong fundamental credit analysis and rigorous portfolio monitoring.

Characteristics of Investments

While we intend to consider each investment opportunity independently, we generally will focus on companies that share the following characteristics:

•

Enterprise Size. We will seek to provide capital to medium- and large-sized companies, which typically have more defensible market positions, stronger franchises and operations and better credit characteristics relative to their smaller peers. Although there are no strict lower or upper limits on the enterprise value of a company in which we may invest, we expect to focus on companies with enterprise values ranging from $100 million to $4 billion.

•

Capital Structure. We anticipate that our portfolio will consist primarily of senior and subordinated debt, which may in some cases be accompanied by warrants, options, equity co-investments, or other forms of equity participation. We will seek to invest in companies that generate free cash flow at the time of our investment and benefit from material investments from well-known equity investors.

•

Management Team. We intend to prioritize investing in companies with strong, existing management teams that we believe have a clear strategic vision, long-standing experience in their industry and a successful operating track record. We expect to favor companies in which management’s incentives appear to be closely aligned with the long-term performance of the business, such as through equity ownership.

SAI-2

•

Stage of Business Life Cycle. We intend to seek mature, privately owned businesses that have long track records of stable, positive cash flow. We do not intend to invest in start-up companies or companies with speculative business plans.

•

Industry Focus. While we will consider opportunities within all industries, we will prioritize industries having, in our view, favorable characteristics from a lending perspective. For example, we will seek companies in established industries with stable competitive and regulatory frameworks, where the main participants enjoy predictable, low-volatility earnings. We expect to give less emphasis to industries that are frequently characterized by less predictable and more volatile earnings.

•

Geography. As a business development company under the 1940 Act, we will focus on and invest at least 70% of our total assets in U.S. companies. To the extent we invest in foreign companies, we intend to do so in accordance with 1940 Act limitations and only in jurisdictions with established legal frameworks and a history of respecting creditor rights, including countries that are members of the European Union, as well as Canada, Australia and Japan.

While we believe that the criteria listed above are important in identifying and investing in portfolio companies, we will consider each investment on a case-by-case basis. It is possible that not all of these criteria will be met by each company in which we invest.

Investment Types

We anticipate that our investment portfolio will be comprised primarily of investments in senior and subordinated debt of eligible portfolio companies, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may be secured in varying degrees of priority or may be unsecured. We may also invest in common or preferred equity of portfolio companies or hold instruments that convert into such securities.

Senior Debt

We may provide senior debt for some portfolio companies. We expect that the senior debt we invest in will generally have stated terms of three to ten years and may provide for limited principal payments in the first few years of the term. We will generally seek to obtain security interests in the assets of the portfolio company, which will serve as collateral in support of the repayment of our senior debt investments. This collateral is expected to take the form of senior priority liens on the assets of the portfolio company. Our senior debt investments may bear interest at fixed or floating rates. Floating rates are expected to be set at a margin to the London Interbank Offer Rate, or LIBOR.

Subordinated Debt

We may provide subordinated debt financing to portfolio companies. We expect the subordinated debt we invest in will generally have stated terms of five to ten years and provide for interest-only payments in the early years, with amortization of principal deferred to the later years. We expect that most of this subordinated debt will either be unsecured or collateralized by a subordinated lien on some or all of the assets of the borrower. This subordinated debt may bear interest at fixed or floating rates. In either event, we expect to structure our subordinated debt investments with relatively high interest rates that provide us with significant current interest income. In some cases we may invest in subordinated debt that, as defined by its terms, converts into equity or additional debt securities or initially defers interest payments.

Our subordinated debt investments may include equity features, such as warrants or options to buy a significant common equity ownership interest in the portfolio company. If a portfolio company appreciates in value, we may achieve additional investment returns from any equity interests we hold. If we are a minority interest holder, we may structure the warrants to provide provisions protecting our rights as a minority-interest holder such as the right to sell the warrants back to the company upon the occurrence of specified events. We will also seek to obtain registration rights in connection with these equity interests that enhance transferability.

We expect to hold many of our subordinated debt investments until maturity or repayment, but we may sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of the issuer, or if there is an attractive opportunity to sell the investment in a secondary market transaction. Occasionally, we may sell some or all of our subordinated debt or equity interests in a portfolio company to a third-party, such as an existing investor in the portfolio company, through a privately negotiated transaction.

SAI-3

Equity

We may acquire equity, in the form of preferred or common equity, in connection with a buyout or recapitalization of a portfolio company or an investment in its debt. With respect to equity investments, we intend to target an investment return substantially higher than our investments in senior or subordinated debt. However, we can offer no assurance that we can achieve such a return with respect to any investment or our portfolio as a whole.

Preferred equity generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer’s common stock, but ranks junior to debt securities in an issuer’s capital structure. Preferred equity generally pays dividends in cash (or additional shares of preferred equity) at a defined rate, but unlike interest payments on debt securities, preferred equity dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred equity may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred equity, no dividends may be paid on the issuer’s common stock until all unpaid preferred equity dividends have been paid. Preferred equity may also be subject to optional or mandatory redemption provisions. Generally, common equity does not have any current income and its full value is realized, if at all, upon the sale of the business or following the portfolio company’s initial public offering.

Loans and Loan Participations and Assignments

We may also invest in loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders or co-lenders, usually banks, lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. Interests that we acquire may take the form of an assignment, which creates a direct or co-lending relationship with the corporate borrower or a participation in the seller’s share of the loan which places us in privity with the lender. When we act as co-lender in connection with an assignment, we would expect to have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest.

For purposes of certain investment limitations pertaining to diversification of our portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where we do not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between us and the borrower will be deemed issuers of a loan participation.

Temporary Investments

Pending investment in the debt of private companies, we intend to invest our cash primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment. We expect to maintain cash reserves from time to time for investment opportunities, working capital and distributions.

Securities Issued by Investment Companies

Our investments in securities issued by any registered investment company are restricted by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one registered investment company or invest more than 10% of the value of our total assets in the securities of more than one registered investment company. With regard to that portion of our portfolio invested in securities issued by registered investment companies, it should be noted that such investments might indirectly subject our stockholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies.

Other Terms

Our Advisors will seek to tailor the terms of each privately negotiated investment in a manner that attempts to protect our rights and manage risk appropriately while creating incentives for the portfolio company to achieve its business plan and improve its profitability. We intend to limit the downside risk exposure of our investment portfolio by:

•	applying our investment strategy guidelines for portfolio investments;

•	requiring a total return on investments (including both interest and potential equity appreciation) that adequately compensates for credit risk;

•	diversifying our portfolio, size permitting, with an adequate number of companies, across different industries, with different types of collateral;

SAI-4

•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;

•	incorporating “put” rights and “call protection” into the investment structure where possible; and

•

negotiating covenants that may include affirmative and negative covenants, as well as default penalties, lien protection, change of control provisions and board rights that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital.

Additionally, we may seek to impose, but are not required to impose, significant prepayment penalties in order to reduce or eliminate prepayment risk. Such prepayment penalties may be in the form of fees or redemption premiums. We may also enter into interest rate or currency exchange rate hedging transactions at the sole discretion of our Advisors. Such transactions should enable us to selectively modify interest rate or currency exchange rate exposure as market conditions dictate.

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include requiring portfolio companies to maintain adequate insurance, accounting, and tax records, and to make frequent financial reporting available to the lender.

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain negative covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio, leverage ratio or net worth requirements.

General

It is not our policy to engage in transactions with the objective of seeking profits from short term trading. Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, we do not consider our portfolio turnover rate to be a limiting factor in the execution of investment decisions for us.

Compliance with any policy or limitation on us that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. This policy will not be violated if these limitations are exceeded because of changes in the market value of portfolio companies. Except as required by the 1940 Act, our articles of incorporation, or the Code, or as otherwise provided in the prospectus or this SAI, all of our investment policies may be changed by the board of directors without shareholder approval.

Other Factors Affecting Portfolio Construction

As a business development company that is regulated under the 1940 Act and intends to qualify annually as a RIC under the Code, our investment activities will be subject to certain regulatory restrictions that will shape our portfolio construction. These restrictions include requirements that we invest our capital primarily in U.S. companies that are privately owned, as well as investment diversification and source of income criteria that are imposed by the Code.

Co-Investments

Opportunities for co-investments may arise when our Advisors or their respective affiliates become aware of investment opportunities that may be appropriate for us and our affiliates’ other clients. As a business development company, we are substantially limited in our ability to co-invest in privately negotiated transactions with our affiliates’ other clients unless we obtain an exemptive order from the SEC. We intend to seek such an exemptive order, although there is no assurance that we will obtain the requested relief. Before receiving relief, we will only participate in co-investments that are allowed under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, which could limit the types of investments that we may make. See “Risk Factors-Risks related to our Advisors and their respective affiliates” in the prospectus. We currently do not intend to invest in or hold securities of companies that are controlled by affiliates of our Advisors.

If we obtain exemptive relief from the SEC, investment opportunities that are presented to an affiliate’s other client may be referred to us and vice versa. For each such referral, our Advisors intend to independently analyze and evaluate whether the co-investment transaction is appropriate for us. In addition, if we obtain exemptive relief from the SEC, co-investment transactions that are recommended and approved by KKR will generally be subject to the review and approval by CNL as well as a committee consisting of the three independent directors on our board of directors, which we refer to in this SAI as the independent director committee. See “Regulation.” For each type of co-investment transaction, we intend to apply a specific protocol, which will be approved by our independent director committee and be designed to ensure the fairness to us of the specific type of co-investment transaction. However, neither we nor any affiliates’ other client will be obligated to invest or co-invest when investment opportunities are referred to us or them.

SAI-5

MANAGEMENT

Board of Directors

Our board of directors consists of five members, three of whom are not “interested persons” as defined within the 1940 Act, which means that they are not affiliated with either us or our Advisors. Any director may resign at any time and may be removed only for cause, as defined in our articles of incorporation, and then only upon the affirmative vote of at least two-thirds of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of such meeting will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director will be removed.

A vacancy created by an increase in the number of directors or the death, resignation, removal, adjudicated incompetence, or other incapacity of a director may be filled only by a vote of a majority of the remaining directors. As provided in our by-laws, nominations of individuals to fill the vacancy of a board seat previously filled by an independent director will be made by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Information regarding our board of directors is set forth below:

Name, Address and Age of Director	Position(s) Held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Director
Interested Directors
Thomas K. Sittema, 52	Director and Chairman of the Board	Appointed June, 2010	Chief Executive Officer, CNL Real Estate Group, Inc. 2009 - Present; Managing Director, Bank of America Merrill Lynch, 1994 - 2009	Chairman, WorldServe Ministries, Dallas TX

Matthew W. King, 31	Director	Appointed June, 2010	Director, KKR Asset Management, 2009 - Present; Principal, KKR Capstone, 2003 - 2009

Independent Directors
To Be Determined
To Be Determined
To Be Determined

Committee service by our Directors is as follows:

Name, Address and Age of Director	Position(s) Held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Director
Audit Committee
To Be Determined
To Be Determined
To Be Determined
Governance Committee
To Be Determined
To Be Determined
To Be Determined
Independent Director Committee
To Be Determined
To Be Determined
To Be Determined

SAI-6

Directors’ beneficial interest in the Company is as follows:

Name of Director	Dollar Range of Equity Securities Owned in Company (1)
Thomas K. Sittema
Matthew W. King
To Be Determined
To Be Determined
To Be Determined

(1)	As of most recently completed calendar year, December 31, 2010.

Independent director ownership interest in our Advisors, Managing Dealer or a control person of these entities is as follows:

Name of Director	Name of Owner and Relationship to Director	Company	Title of Class	Value of Security	Percent of Class (1)
To Be Determined
To Be Determined
To Be Determined

(1)	As of most recently completed calendar year, December 31, 2010.

The table below sets forth the projected compensation to be received by each Director from the Company for the fiscal year ended December 31, 2011:

Name of Independent Director	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total Compensation
To Be Determined
To Be Determined
To Be Determined

SAI-7

Our Executive Officers

The following persons serve as our executive officers in the following capacities:

Name, Address and Age of Officer	Position(s) held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships held by Officer

Andrew A. Hyltin, 51	President & Chief Executive Officer	Appointed June, 2010	President, CNL Private Equity Corp. from 2005 - present and its Chief Investment Officer from 2004 - present; President, CNL Fund Advisors Company from 2009 - present. President, The CNL Funds (mutual fund) from 2009 – 2010.	Director, Florida Opportunity Fund (non-profit); Chairman, Front Line Outreach (educational non-profit)

Paul S. Saint-Pierre, 56	Secretary, Treasurer & Chief Financial Officer	Appointed June, 2010	Senior Vice President, Chief Financial Officer and Chief Compliance Officer CNL Fund Advisors Company (registered investment adviser) from 2007-present; Treasurer, The CNL Funds (mutual fund), 2007 – 2010; Senior Vice President and Chief Financial Officer, CNL Fund Management Company from 2007-2008; Chief Financial Officer of Hovnanian Land Investment Group (land development and investment) from 2005-2007.

Deryck A. Harmer, 30	Senior Vice President	Appointed June, 2010	Senior Vice President, CNL Fund Advisors Company (registered investment adviser) from 2010-present; Senior Vice President, CNL Private Equity Corp. from 2010-present; Vice President, CNL Private Equity Corp. from 2008-2010; Director, CNL Private Equity Corp. from 2007-2008; Senior Financial Analyst, CNL Private Equity Corp. from 2004-2007.

Mark V. Petersen, 55	Senior Vice President	Appointed October, 2010	Senior Vice President, CNL Fund Advisors Company from July, 2010 to present; Executive Vice President for Business Development of FS2 Capital Partners, LLC from 2008 to 2010; Vice President, William Blair & Company from 2007 to 2008; Managing Director, Madison Harbor Capital, LLC from 2005 to 2007; Senior Vice President of CNL Capital Markets Corp. from 2000 to 2002; Executive Vice President, CNL Institutional Advisors, Inc. from 2003 to 2005; and Senior Vice President, CNL Securities Corp. from 2003 to 2005.

To Be Determined	Chief Compliance Officer

CNL

Additional public information about CNL, as disclosed on Form ADV Part 1, may be viewed on the internet at www.adviserinfo.sec.gov under the name of CNL Fund Advisors Company.

KKR

Additional public information about KKR, as disclosed on Form ADV Part 1, may be viewed on the internet at www.adviserinfo.sec.gov under the name of KKR Asset Management.

Conflicts of Interest

•	The Advisors and certain of their respective affiliates will experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

•

The respective directors, officers and other personnel of the Advisors allocate their time between advising us and managing other investment and business activities in which they may be involved. The Advisors intend to devote such time as shall be necessary to conduct our business affairs in an appropriate manner. However, our Advisors will continue to devote the resources necessary to managing their other investment and business activities.

•

We may compete with certain affiliates of each Advisor for investments, subjecting such Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf. Our Advisors intend to allocate such investment opportunities in a manner that they deem appropriate taking into account factors such as investment objectives, available capital, applicable concentration limits, minimum investment rights and other investment restrictions, portfolio diversification, the potential dilutive effect of a new investment on an existing investment, the overall risk profile of a portfolio and other considerations deemed relevant by our Advisors. The outcome of this determination may result in the allocation of all or none of an investment opportunity to us. In addition, subject to applicable law, affiliates of our Advisors may invest in one of our portfolio companies and hold a different class of securities than us. To the extent that an affiliate of our Advisors holds a different class of securities than us, our interests may not be aligned.

SAI-8

•

The compensation payable by us to our Advisors will be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our stockholders.

•

KKR and its affiliates may provide a broad range of financial services to companies in which we invest, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of KKR may act as underwriter or placement agent in connection with an offering of securities by one of our portfolio companies. Any compensation received by KKR and its affiliates for providing these services will not be shared with us and may be received before we realize a return on our investment. KKR may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to us, on the other hand.

•

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief we may receive from the SEC, if any, we and other clients for which our Advisors provide investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients, including in the case of financial distress of the investment entity.

•

Our Advisors and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships, or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of our Advisors. For example, our Advisors may invest, on behalf of an affiliated fund, in a company that is a competitor of one of our portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of our portfolio companies. Our Advisors will provide advice and recommendations to any such companies without regard to our interests. In addition, our Advisors’ ability to effectively implement our investment strategies may be limited to the extent that contractual obligations relating to these permitted activities restrict our Advisors’ ability to engage in transactions that they may otherwise be interested in pursuing. Affiliates of KKR, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of KKR have no obligation to make their originated investment opportunities available to us.

•

Our Advisors and their respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us even though their investment objectives may be similar to ours.

•

To the extent not restricted by confidentiality requirements or applicable law, our Advisors may apply experience and information gained in providing services to our portfolio companies in providing services to competing companies invested in by our affiliates’ other clients.

•

As a business development company, we may be limited in our ability to invest in any portfolio company in which an affiliates’ other client has an investment. We may also be limited in our ability to co-invest in a portfolio company with our Advisors or one or more of their respective affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC.

•

The nature of our Advisors’ businesses and the participation by their employees in creditors’ committees, steering committees, or boards of directors of portfolio companies, may result in our Advisors receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming and “insider” with respect to such companies. The possession of “inside information” or “insider” status with respect to a portfolio company or potential portfolio company by our Advisors or their personnel may restrict our Advisors’ ability to deal in the securities of that issuer on our behalf.

•	Because our Managing Dealer is an affiliate of CNL, its due diligence review and investigation of us and this SAI cannot be considered to be an independent review.

SAI-9

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of the date of this SAI, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each executive officer; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering.

Name		Shares Beneficially Owned as of the Date of this SAI
	Number	Percentage assuming minimum amount is purchased		Percentage assuming maximum amount is purchased
Directors and Executive Officers:(1)

Interested Directors:
Thomas K. Sittema	X	X	%	*
Matthew W. King	X	X	%	*

Independent Directors:
To Be Determined	—	—		—
To Be Determined	—	—		—
To Be Determined	—	—		—

Executive Officers:
Andrew A. Hyltin	—	—		—
Paul S. Saint-Pierre	—	—		—
Deryck A. Harmer	—	—		—
Mark V. Petersen	—	—		—
All officers and directors as a group ( persons)		X	%	*

*	Less than 1%.
(1)	The address of each beneficial owner is c/o CORPORATE CAPITAL TRUST, INC., 450 S. Orange Avenue, Orlando, Florida 32801

SAI-10

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, KKR is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Advisors do not execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, considering the full range of a broker or dealer’s services, including: (i) competitiveness of price (including the applicable brokerage commission or dealer spread), (ii) promptness of execution and past history in executing orders, (iii) clearance and settlement capabilities, (iv) research capabilities, (v) access to markets and distribution network, and (vi) trade error rate and ability or willingness to correct errors. While our Advisors will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Advisors may select a broker based partly upon brokerage, research, or other services provided by such broker to our Advisors. In return for such services, we may pay a higher commission than other brokers would charge if our Advisors determine in good faith that such commission is reasonable in relation to the services provided. In addition, KKR is affiliated with entities that act as broker-dealers that may from time to time be involved in the private placement of debt or equity securities issued by our portfolio companies or in arranging financing for our portfolio companies. Subject to any restrictions imposed by the 1940 Act, such affiliates may receive placement fees, commissions, or other compensation with respect to such activities, which are not required to be shared with us.

SAI-11

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Investment Advisory Services

We plan to enter into an Investment Advisory Agreement with CNL pursuant to which CNL will provide investment advisory services to us. CNL plans to enter into a Sub-Advisory Agreement with KKR pursuant to which KKR will assist CNL and provide investment advisory services to us. We will pay CNL a management fee under the Investment Advisory Agreement consisting of a management fee and an incentive fee. Under the Sub-Advisory Agreement, CNL will pay KKR 50% of the fees that it receives under the Investment Advisory Agreement. See “Advisor Fees.” We will also reimburse CNL and KKR for various expenses they incur in providing these services and performing their obligations under the agreements.

Administrative Services Agreement

We plan to enter into an Administrative Services Agreement with CNL whereby CNL will perform or oversee the performance of various administrative services that we require as well as personnel and facilities necessary for our business and these services. For providing these services, facilities and personnel, we will reimburse CNL for administrative expenses it incurs in performing its obligations. However, such reimbursement will be made at an amount equal to the lower of CNL’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. We will not reimburse CNL for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of CNL.

Offering and Organizational Costs

CNL and KKR have funded our offering costs and organization costs in the amount of $[            ]. These costs have been recorded by us in our audited financial statements as a contribution to capital. CNL and KKR may receive reimbursements for these expenses to the extent that such reimbursements do not exceed statutory limits.

Officers

In connection with its services, CNL has also agreed to provide us with personnel to serve as our appointed executive officers. These individuals consist of our chief executive officer, chief financial officer, senior vice presidents, and chief compliance officer, all of whom are executives of CNL and its affiliates. We do not pay any compensation to any of our executive officers, with the exception of compensation paid to our chief compliance officer and our chief financial officer, who are paid by CNL subject to reimbursement by us pursuant to the Administrative Services Agreement.

Initial Capital Contribution from Advisors

Pursuant to a private placement, CNL and KKR contributed an aggregate of $2,000.00 to purchase 222.22 shares of our common stock at $9.00 per share, which represents the public offering price of $10.00 per share and excludes selling commissions and marketing support fees.

Managing Dealer Expenses

Our Managing Dealer is an affiliate of CNL. Our Managing Dealer will be entitled to receive selling commissions of up to 7% of the gross proceeds of shares sold in the offering and a marketing support fee of up to 3% of the gross offering proceeds of shares sold in the offering. Our Managing Dealer will engage unrelated, third-party participating broker-dealers in connection with the offering of shares and, in connection therewith, re-allow all or a portion of such fees to participating broker-dealers. In addition, although our Managing Dealer will examine the information in the prospectus for accuracy and completeness, due to its affiliation with CNL, no independent review of us will be made in connection with the distribution of our shares in this offering.

SAI-12

REGULATION

We have elected to be regulated as a business development company under the 1940 Act. A business development company is a special category of investment company under the 1940 Act that was added by Congress to facilitate the flow of capital to private companies and small public companies that do not have efficient or cost-effective access to public capital markets or other conventional forms of corporate financing. Business development companies make investments in private or thinly-traded public companies in the form of long-term debt and/or equity capital, with the goal of generating current income or capital growth.

Business development companies are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, business development companies are subject to only certain provisions of the 1940 Act, as well as the Securities Act and the Exchange Act. Business development companies are provided greater flexibility under the 1940 Act than are other investment companies in dealing with their portfolio companies, issuing securities, and compensating their managers. Business development companies can be internally or externally managed and may qualify to elect to be taxed as RICs for federal tax purposes. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters, and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of a business development company’s directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of: (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (2) 50% of our voting securities.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors—Risks related to business development companies—Regulations governing our operation as a business development company and RIC will affect our ability to raise capital, and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage” in the prospectus. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our shareholders, and our shareholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing shareholders, in payment of dividends, and in certain other limited circumstances.

As a business development company, we will not generally be permitted to invest in any portfolio company in which our Advisors or any of their affiliates currently have an investment or to make any co-investments with our Advisors or any of their affiliates without an exemptive order from the SEC. We may, however, invest alongside our Advisors and their affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC Staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that no Advisor, acting on our behalf or on behalf of other clients, negotiates any term other than price. We may also invest alongside our Advisors’ respective other clients as otherwise permissible under regulatory guidance, applicable regulations and our Advisors’ allocation policies. We and our Advisors intend to submit an exemptive application to the SEC to permit greater flexibility for co-investments. However, there is no assurance that we will obtain such SEC exemptive relief.

Business Development Company Regulation: Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which we refer to in this SAI as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As discussed in greater detail below, the 1940 Act defines qualifying assets as principally including certain investments by a business development company in eligible portfolio companies. An eligible portfolio company is defined under the 1940 Act as any issuer which:

1.	is organized under the laws of, and has its principal place of business in, the United States;

2.	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

SAI-13

3.	satisfies any of the following:

a.	does not have any class of securities that is traded on a national securities exchange;

b.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

c.	is controlled by a business development company, either alone or as part of a group acting together, and the business development company has an affiliated person who is a director of the eligible portfolio company; or

d.	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

As relevant to our proposed business, the principal categories of qualifying assets under the 1940 Act are the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

2.	Securities of any eligible portfolio company that we control.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities, or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must have been organized and have its principal place of business in the United States and be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Business Development Company Regulation: Control and Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or make available to the issuer of the securities significant managerial assistance without their having to request such assistance. Where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance includes any arrangement whereby the business development company, through its directors, officers, or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities, or high-quality debt securities maturing in one year or less from the time of investment so that 70% of our total assets are qualifying assets. Typically, we intend to invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as we, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we may not meet the diversification requirements in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We expect that CNL will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

SAI-14

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors — Risks related to business development companies—Regulations governing our operation as a business development company and RIC will affect our ability to raise capital, and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage” in the prospectus.

Code of Ethics

We and our Advisors have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that establish procedures for personal investments and restricts certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. We have attached the codes of ethics as an exhibit to the registration statement of which this SAI is a part. You may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

Compliance Policies and Procedures

We and our Advisors have each adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering our policies and procedures and each Advisor’s chief compliance officer is responsible for administering these policies and procedures for such Advisor.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to KKR. KKR will vote proxies according to our proxy voting policies and procedures which are set forth below. These guidelines are reviewed periodically by the Advisors as well as our board of directors, and, accordingly, are subject to change.

As an investment adviser registered under the 1940 Act, KKR has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of KKR are intended to comply with Section 206 of, and Rule 206(4)-6 under, the 1940 Act.

Proxy Policies

KKR will vote proxies relating to our securities in a manner that it believes, in its discretion, to be in the best interest of our shareholders. It will review on a case-by-case basis each proposal submitted for a shareholder vote taking into account relevant factors, including: (1) the impact on the value of the securities; (2) the anticipated costs and benefits associated with the proposal; (3) the effect on liquidity; and (4) customary industry and business practices. Although KKR will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of KKR are made by its chief operating officer. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; (b) employees involved in the decision making process or vote administration are prohibited from revealing how KKR intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (c) where a material conflict of interest exists, the chief compliance officer designate an individual or group who can impartially help decide how to resolve such conflict.

SAI-15

Proxy Voting Records

You may obtain information, without charge, regarding how KKR voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o Corporate Capital Trust, Inc., 450 South Orange Ave., Orlando, Florida 32801. The SEC also maintains a website at www.sec.gov that contains such information.

Securities Exchange Act and Sarbanes-Oxley Act

Upon the effective date of the registration statement of which this SAI is part, we will be subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, upon the effective date of the registration statement, we will be subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

•

pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer will be required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports will be required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•

pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm.

The Sarbanes-Oxley Act requires us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and its regulations. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

SAI-16

FINANCIAL STATEMENTS

The following financial statements of Corporate Capital Trust, Inc. are included in this statement of additional information:

PAGE
Report of Independent Registered Public Accounting Firm	SAI-18
Balance Sheet as of June 9, 2010	SAI-19
Notes to Financial Statement	SAI-20

SAI-17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Corporate Capital Trust, Inc.

We have audited the accompanying balance sheet of Corporate Capital Trust, Inc. (the “Company”) as of June 9, 2010 (inception). This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, such balance sheet presents fairly, in all material respects, the financial position of Corporate Capital Trust, Inc. as of June 9, 2010 (inception), in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York

June 23, 2010

SAI-18

CORPORATE CAPITAL TRUST, INC.

Balance Sheet

June 9, 2010 (inception)

Assets
Stock Subscriptions Receivable	$2,000

Total Assets	$2,000

Stockholders’ Equity
Common stock, $0.001 par value, 1,000,000,000 shares authorized; 222.22 shares issued and outstanding	$0

Capital in excess of par value	2,000

Total Stockholders’ Equity	$2,000

See Notes to Financial Statement.

SAI-19

CORPORATE CAPITAL TRUST, INC.

Notes to Financial Statement

Note 1. Principal Business and Organization

Corporate Capital Trust, Inc. (the “Company”) was incorporated under the general corporation laws of the State of Maryland on June 9, 2010 and has been inactive since that date except for routine matters relating to its organization.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying balance sheet has been prepared in accordance with accounting principles generally accepted in the United States.

Income Taxes: The Company intends to elect to be treated for federal income tax purposes, and intends to qualify thereafter, as a RIC under Subchapter M of the Code. Generally, a RIC is exempt from federal income taxes, on income and gains it distributes, if it distributes at least 90% of “Investment Company Taxable Income,” as defined in the Code, each year. The Company intends to distribute sufficient dividends to maintain its RIC status each year. The Company is also generally subject to nondeductible federal excise taxes if it does not distribute an amount at least equal to the sum of (1) 98% of net ordinary income during the calendar year, (2) capital gain net income during the 12-month period ending October 31) and (3) any recognized and undistributed income from prior years for which it paid no federal income taxes. The Company will generally endeavor each year to avoid any federal excise taxes.

Use of Estimates: The preparation of the balance sheet in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results of organization and offering organization costs could differ from those estimates presented herein.

Note 3. Stock Subscriptions Receivable

The Company entered into founder stock purchase agreements for the sale of a) 111.11 shares of common stock to CNL Fund Advisors Company for consideration of $1,000, and b) 111.11 share of common stock to KKR Asset Management LLC for consideration of $1,000. The consideration represents $9.00 per share.

Note 4. Related Party Transactions

The Chief Executive Officer and President (“CEO”) of the Company serves as CEO of CNL Fund Advisors Company. The Treasurer and Chief Financial Officer (“CFO”) of the Company serves as the CFO of CNL Fund Advisors Company. The Senior Vice Presidents(“SVPs”) of the Company serves as SVPs of the CNL Fund Advisors Company.

SAI-20

Part C: Other Information

Item 25.	Financial Statements and Exhibits

1.	Financial Statements

Financial statements are presented in the statement of additional information.

2.	Exhibits

(a)	Articles of Incorporation of the Registrant**
(b)	Bylaws of the Registrant*
(d)	Form of Subscription Agreement*
(e)	Distribution Reinvestment Plan*
(g)(1)	Investment Advisory Agreement by and between Registrant and CNL Fund Advisors Company *
(g)(2)	Sub-Advisory Agreement by and between CNL Fund Advisors Company and KKR Asset Management LLC*
(h)(1)	Form of Managing Dealer Agreement*
(h)(2)	Form of Participating Broker Agreement*
(j)	Custodian Agreement*
(k)(1)	Escrow Agreement*
(k)(2)	Administrative Services Agreement by and between Registrant and CNL Fund Advisors Company*
(l)	Opinion of Arnold & Porter LLP *
(n)(1)	Consent of Arnold & Porter LLP (incorporated by reference to exhibit l hereto)*
(n)(2)	Consent of Deloitte & Touche LLP
(n)(3)	Consent of to being named as a director nominee*
(n)(4)	Consent of to being named as a director nominee*
(n)(5)	Consent of to being named as a director nominee*
(r)(1)	Code of Ethics of the Registrant*
(r)(2)	Code of Ethics of CNL Fund Advisors Company *
(r)(3)	Code of Ethics of KKR Asset Management LLC*

*	To be filed by pre-effective amendment.
**	Filed as part of initial registration statement on June 24, 2010

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27.	Other Expenses of Issuance and Distribution

The following is an estimate, subject to future contingencies, of the expenses relating to the issuance and distribution of the securities being registered hereby:

SEC registration fee	$106,950
FINRA filing fee	$75,500
Accounting fees and expenses	$600,000
Due diligence expense reimbursement	$1,375,000
Sales and advertising expenses	$14,542,675
Blue sky fees and expenses	$200,000
Legal fees and expenses	$4,429,875
Printing and engraving	$700,000
Miscellaneous fees and expenses	$470,000
Total	$22,500,000

Item 28.	Persons Controlled by or Under Common Control

Immediately prior to this offering, CNL owns 50% of the outstanding common stock of the Registrant and KKR owns 50% of the outstanding common stock of the Registrant. Following the completion of this offering, the share ownership positions of our Advisors are each expected to represent less than 1% of the Registrant’s outstanding common stock.

See “Management” and “Certain Relationships and Related Party Transactions” in the SAI contained herein.

Item 29.	Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at October 15, 2010.

Title of Class	Number of Record Holders
Common stock, $0.001 par value	2

Item 30.	Indemnification

Limitation on Liability

Our articles of incorporation limits the personal liability of our directors and officers to the corporation or its shareholders for monetary damages. Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from:

a.	Actual receipt of an improper benefit or profit in money, property or services; or

b.	Active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Our articles of incorporation contains a provision which limits directors’ and officers’ liability, although not to the maximum extent permitted by Maryland law, and subject to the requirements of the 1940 Act. In addition, we intend to obtain directors’ and officers’ liability insurance.

Indemnification

Under the Maryland General Corporation Law, a Maryland corporation may indemnify its directors, officers, and certain other parties against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service to the corporation or at its request, unless it is established that the act or omission of the indemnified party was material to the matter giving rise to the proceeding and (i) the act or omission was committed in bad faith or was the result of active and deliberate dishonesty, or (ii) the indemnified party actually received an improper personal benefit in money, property or services, or (iii) in the case of any criminal proceeding, the indemnified party had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding in which the party seeking indemnification has been adjudged to be liable to the corporation. Further, a party may not be indemnified for a proceeding brought by that party against the corporation, except (i) for a proceeding brought to enforce indemnification under the Maryland General Corporation Law, or (ii) if the articles of incorporation or bylaws, a resolution of the board of directors, or an agreement approved by the board of directors to which the corporation is a party expressly provides otherwise. In addition, Maryland law provides that reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of (i) A written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met and (ii) a written undertaking by or on behalf of the director to repay the amount paid or reimbursed by the corporation if it is ultimately be determined that such standard of conduct was not met.

Our articles of incorporation require us to indemnify and hold harmless any person who is or was a director, officer, advisor or affiliate of us against any or all losses or liabilities reasonably incurred in connection with or by reason of any act or omission performed or omitted to be performed on behalf of us in such capacity, and to pay or reimburse reasonable expenses incurred by a director, officer advisor or affiliate in connection with any proceeding related to such act or omission, to the fullest extent permitted under the laws of the State of Maryland.

The Investment Advisory Agreement provides that each Advisor and its officers, directors, employees, shareholders (and owners of the shareholders), employees, controlling persons and agents are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceedings arising out of or otherwise based on the performance of any of such Advisor’s duties or obligations under the Investment Advisory Agreement or the Sub-Advisory Agreement, as applicable, or otherwise as our investment adviser, (i) to the extent such damages, liabilities, cost and expenses (A) are not fully reimbursed by insurance and to the extent that indemnification, and (B) do not arise by reason of willful misfeasance, bad faith, or gross negligence in such Advisor’s performance of such duties or obligations, or such Advisor’s reckless disregard of such duties or obligations, and (ii) otherwise to the fullest extent such indemnification would be permitted under our articles of incorporation, the 1940 Act, the laws of the State of Maryland and other applicable law.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of the court of the issue.

Item 31.	Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which CNL, and each director or executive officer of CNL, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management – Interested Directors” and “CNL Team” as well as set forth in the Statement of Additional Information in the sections entitled “Management – Board of Directors” and “– Our Executive Officers.” Additional information regarding CNL is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-39197).

A description of any other business, profession, vocation, or employment of a substantial nature in which KKR, and each director or executive officer of KKR, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management – Interested Directors” and “KKR Team” as well as set forth in the Statement of Additional Information in the sections entitled “Management – Board of Directors” and “– Our Executive Officers.” Additional information regarding KKR is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-69633).

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of:

(1)	the registrant, Corporate Capital Trust, Inc., 450 S. Orange Avenue, Orlando, Florida 32801;

(2)	the Transfer Agent, [ ];

(3)	the Custodian, [ ];

(4)	the investment adviser, CNL Fund Advisors Company, 450 S. Orange Avenue, Orlando, Florida 32801;

(5)	the sub-adviser, KKR Asset Management, 555 California Street, San Francisco, California 94104; and

(6)	the administrator, CNL Fund Advisors Company, 450 S. Orange Avenue, Orlando, Florida 32801.

Item 33.	Management Services

Not Applicable

Item 34.	Undertakings

We hereby undertake:

(1)	to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than 10% from our net asset value as of the effective date of this registration statement, or (ii) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

(2)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(3)	that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(4)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(5)	that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 497(b), (c), (d), or (e) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than a prospectus filed in reliance on Rule 430A under the Securities Act of 1933, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(6)	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser.

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(ii)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(7)	to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orlando, and the State of Florida, on the 15th day of October, 2010.

By:	/S/ ANDREW A. HYLTIN
Name:	Andrew A. Hyltin
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities set forth below on October 15, 2010. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Name	Title

/S/ ANDREW A. HYLTIN Andrew A. Hyltin	Chief Executive Officer (Principal Executive Officer)

/S/ PAUL S. SAINT-PIERRE Paul S. Saint-Pierre	Chief Financial Officer (Principal Financial and Accounting Officer)

/S/ THOMAS K. SITTEMA Thomas K. Sittema	Director

/S/ MATTHEW W. KING Matthew W. King	Director